                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                                                               File No. 33-67490
                                                               File No. 811-7972

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [X]

  Pre-Effective Amendment No.____                                     [ ]

  Post-Effective Amendment No. 24                                     [X]

                                       AND

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [X]

  Amendment No.  26

                          DELAWARE GROUP ADVISER FUNDS
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

   2005 Market Street, Philadelphia, Pennsylvania                19103-7094
   ----------------------------------------------                ----------
      (Address of Principal Executive Offices)                   (Zip Code)

Registrant's Telephone Number, including Area Code: (800) 523-1918

      Richelle S. Maestro, 2005 Market Street, Philadelphia, PA 19103-7094
      --------------------------------------------------------------------
                     (Name and Address of Agent for Service)

Approximate Date of Public Offering:  February 25, 2005

It is proposed that this filing will become effective:

          [ ]  immediately upon filing pursuant to paragraph (b)

          [X]  on February 25, 2005 pursuant to paragraph (b)

          [ ]  60 days after filing pursuant to paragraph (a)(1)

          [ ]  on (date) pursuant to paragraph (a)(1)

          [ ]  75 days after filing pursuant to paragraph (a)(2)

          [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             --- C O N T E N T S ---

This Post-Effective Amendment No. 24 to Registration File No. 33-67490 includes the following:

          1.   Facing Page

          2.   Contents Page

          3.   Part A - Prospectuses

          4.   Part B - Statement of Additional Information

          5.   Part C - Other Information

          6.   Signatures

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

FIXED INCOME



PROSPECTUS FEBRUARY 25, 2005



--------------------------------------------------------------------------------
           DELAWARE DIVERSIFIED INCOME FUND
           CLASS A o CLASS B o CLASS C o CLASS R


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                           PAGE  3
Delaware Diversified Income Fund                                             3


HOW WE MANAGE THE FUND                                                 PAGE  7
Our investment strategies                                                    7
The securities we typically invest in                                        9
The risks of investing in the Fund                                          14
Disclosure of portfolio holdings information                                19

WHO MANAGES THE FUND                                                   PAGE 20
Investment manager and sub-advisor                                          20
Portfolio managers                                                          20
Who's who?                                                                  21

ABOUT YOUR ACCOUNT                                                     PAGE 23
Investing in the Fund                                                       23
  Choosing a share class                                                    23
How to reduce your sales charge                                             27
How to buy shares                                                           28
Fair valuation                                                              29
Retirement plans                                                            29
How to redeem shares                                                        31
Account minimums                                                            31
Special services                                                            31
Frequent trading of Fund shares (market timing)                             34
Dividends, distributions and taxes                                          35

Certain management considerations                                           36


FINANCIAL HIGHLIGHTS                                                   PAGE 37

GLOSSARY                                                               PAGE 42

PROFILE: DELAWARE DIVERSIFIED INCOME FUND

WHAT IS THE FUND'S GOAL?
Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk. Although the Fund will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Fund to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected primarily by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

For a more complete discussion of risk, please see "The risks of investing in the Fund on page [ ].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your investment consultant to determine whether it is an appropriate investment for you.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.


o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.


o Investors looking for a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELAWARE DIVERSIFIED INCOME FUND PERFORMED?

THIS BAR CHART AND TABLE can help you evaluate the risks of investing in Delaware Diversified Income Fund. We show how returns for Delaware Diversified Income Fund have varied over the past seven calendar years, as well as average annual returns for one year, five year and lifetime periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.


On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund"), which had investment objectives and policies identical to those of the Fund. The Fund had no operations prior to October 28, 2002. Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction. In accordance with current Securities and Exchange Commission requirements, the average annual total returns of the Fund for periods prior to October 28, 2002 have been restated to reflect the maximum sales charge applicable to Class A shares, but not to reflect the distribution and service (12b-1) fees and higher management and transfer agency fees borne by Class A shares of the Fund.


Class A shares of the Fund currently bear the cost of distribution and service fees at the annual rate of up to 0.30% of the average daily net assets of the Class A shares. Shares of the Predecessor Fund were not subject to distribution and service fees. The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account ranging from $3.00 to $19.00 (depending on the type of account), as well as per transaction fees. By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If the current higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the bar chart and table below would have been lower for all periods.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Delaware Diversified Income Fund)]

                                             YEAR-BY-YEAR TOTAL RETURN (Class A)


           1998                       10.28%
           1999                        1.60%
           2000                       13.12%
           2001                        8.33%
           2002                       11.03%
           2003                       13.88%
           2004                        9.60%

During the periods illustrated in this bar chart, the Fund's highest quarterly return was 5.62% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.82% for the quarter ended June 30, 2004.


The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns in the table on page [ ] do include the sales charge.

                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                        1 YEAR     5 YEARS     LIFETIME**
--------------------------------------------------------------------   --------   ---------   ------------
Class A return before taxes
 (Inception 12/29/97)                                                      4.69%      10.16%          8.88%
Class A return after taxes on distributions
 (Inception 12/29/97)                                                      2.50%       7.09%          5.66%
Class A return after taxes on distributions and sale of Fund shares
 (Inception 12/29/97)                                                      3.01%       6.85%          5.59%
Class B (if redeemed) return before taxes*                                 4.67%        N/A          11.41%
Class C (if redeemed) return before taxes*                                 7.68%        N/A          12.28%
Class R (if redeemed) return before taxes*                                 9.11%        N/A           8.54%
Lehman Brothers Aggregate Bond Index
(reflects no deduction for fees, expenses, or taxes)                       4.34%       7.71%          6.59%


The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at the end of period. If shares were not redeemed, the returns for Class B would be 8.67% and 12.32% for the one-year and lifetime periods, respectively. Returns for Class C would be 8.68% and 12.28% for the one-year and lifetime periods, respectively.

** Lifetime returns are shown if the Fund or Class existed for less than 10 years. The inception date for Class B and Class C shares was October 28, 2002. The inception date for Class R shares was June 2, 2003. Lehman Brothers Aggregate Bond Index lifetime return is for the period December 31, 1997 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                         A             B             C             R
-------------------------------------------------------   ----------    ----------    ----------    ----------
Maximum sales charge (load) imposed on purchases as a           4.50%         none          none          none
 percentage of offering price
Maximum contingent deferred sales charge (load) as a            none(1)       4.00%(2)      1.00%(3)      none
 percentage of original purchase price or redemption
 price, whichever is lower
Maximum sales charge (load) imposed on reinvested               none          none          none          none
 dividends
Redemption fees                                                 none          none          none          none
Exchange fees(4)                                                none          none          none          none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.



CLASS                                                         A               B              C              R
-------------------------------------------------------   ----------     ----------     ----------     ----------
Management fees                                                 0.55%          0.55%          0.55%          0.55%
Distribution and service (12b-1) fees(5)                        0.30%          1.00%          1.00%          0.60%
Other expenses                                                  0.34%          0.34%          0.34%          0.34%
Total operating expenses                                        1.19%          1.89%          1.89%          1.49%
Fee waivers and payments(6)                                    (0.19)%        (0.14)%        (0.14)%        (0.14)%
Net expenses                                                    1.00%          1.75%          1.75%          1.35%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.7 This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(8)               A           B              B              C             C              R
---------------   ----------   ----------   -------------   ----------   -------------   ----------
                                            (IF REDEEMED)                (IF REDEEMED)
1 year            $      547   $      178   $         578   $      178   $         278   $      137
3 years           $      793   $      580   $         805   $      580   $         580   $      457
5 years           $    1,057   $    1,008   $       1,158   $    1,008   $       1,008   $      800
10 years          $    1,812   $    2,018   $       2,018   $    2,200   $       2,200   $    1,768

(1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
(2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0.00% thereafter.
(3) Class C shares redeemed within one year of purchase are subject to a 1.00% contingent deferred sales charge.
(4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.
(5) Class A shares are subject to a maximum 12b-1 fee of 0.30% of average daily net assets. However, the distributor has contracted to waive a portion of that 12b-1 fee through February 28, 2006 in order to prevent total 12b-1 plan expenses from exceeding 0.25% of average daily net assets.
(6) The investment manager has contracted to waive fees and pay expenses through February 28, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and certain insurance costs) from exceeding 0.75% of average daily net assets.
(7) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one year contractual period and total operating expenses without expense waivers for years two through ten.
(8) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

The Fund allocates its investment principally among the U.S. Investment Grade, U.S. High-Yield and International sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below.

     o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, there is no limit to the amount of the Fund's total assets that will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

     o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

     o INTERNATIONAL SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and so-called Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies.

Additionally, the Manager will limit non-U.S. dollar denominated securities to no more than 25% of net assets.

THE SECURITIES WE TYPICALLY INVEST IN
Fixed-income securities offer the potential for greater income payments than stocks, and also may provide capital appreciation.

                    SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------    ------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a             The Fund may invest in bonds rated in one of the four highest rating
corporation.                                              categories for its U.S. Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector and International Sector.

HIGH-YIELD CORPORATE BONDS: Debt obligations issued       Emphasis is typically on those rated BB or Ba by an NRSRO.
by a corporation and rated lower than investment
grade by a nationally recognized statistical              We carefully evaluate an individual company's financial situation, its
ratings organization (NRSRO) such as S&P or               management, the prospects for its industry and the technical factors
Moody's. High-yield bonds are issued by                   related to its bond offering. Our goal is to identify those companies
corporations that have lower credit quality and may       that we believe will be able to repay their debt obligations in spite of
have difficulty repaying principal and interest.          poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

MORTGAGE-BACKED SECURITIES: Fixed-income securities       The Fund may invest in mortgage-backed securities issued or guaranteed
that represent pools of mortgages, with investors         by the U.S. government, its agencies or instrumentalities or by
receiving principal and interest payments as the          government sponsored corporations.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.
government or its agencies or instrumentalities, such
as the Federal Home Loan Mortgage Corporation, the
Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by
certificates issued or guaranteed by the government or
its agencies or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) AND REAL       The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have
ESTATE MORTGAGE INVESTMENT CONDUITS (REMICS): CMOs        variable or floating interest rates and others may be stripped. Stripped
are privately issued mortgage-backed bonds whose          mortgage securities are generally considered illiquid and to such
underlying value is the mortgages that are                extent, together with any other illiquid investments, will not exceed
collected into different pools according to their         the Fund's limit on illiquid securities. In addition, subject to certain
maturity. They are issued by U.S. government              quality and collateral limitations, the Fund may invest up to 20% of its
agencies and private issuers. REMICs are privately        total assets in CMOs and REMICs issued by private entities which are not
issued mortgage-backed bonds whose underlying value       collateralized by securities issued or guaranteed by the U.S.
is a fixed pool of mortgages secured by an interest       government, its agencies or instrumentalities, so called non-agency
in real property. Like CMOs, REMICs offer different       mortgage backed securities.
pools.

ASSET-BACKED SECURITIES: Bonds or notes backed by         The Fund may invest in asset-backed securities rated in one of the four
accounts receivables, including home equity,              highest rating categories by an NRSRO.
automobile or credit loans.

                    SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------    ------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: U.S. Treasury securities      The Fund may invest in U.S. government securities for temporary purposes
are backed by the "full faith and credit" of the          or otherwise, as is consistent with its investment objective and
United States. Securities issued or guaranteed by         policies. These securities are issued or guaranteed as to the payment of
federal agencies and U.S. government sponsored            principal and interest by the U.S. government, or by various agencies or
instrumentalities may or may not be backed by the         instrumentalities which have been established or sponsored by the U.S.
"full faith and credit" of the United States. In the      government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt issued by a           The fixed-income securities in which the Fund may invest include those
government other than the United States or by an          issued by foreign governments.
agency, instrumentality or political subdivision of
such governments.

REPURCHASE AGREEMENTS: An agreement between a buyer,      While the Fund is permitted to do so, it normally does not invest in
such as a fund, and a seller of securities in which       repurchase agreements except to invest cash balances or for temporary
the seller agrees to buy the securities back within a     defensive purposes. In order to enter into these repurchase agreements,
specified time at the same price the buyer paid for       the Fund must have collateral of at least 102% of the repurchase price.
them, plus an amount equal to an agreed upon interest     The Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as           collateral is comprised of U.S. government securities.
equivalent to cash.

RESTRICTED SECURITIES: Privately placed securities        The Fund may invest in restricted securities, including securities
whose resale is restricted under securities law.          eligible for resale without registration pursuant to Rule 144A under the
                                                          Securities Act of 1933. To the extent restricted securities are illiquid, the Fund will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities"
                                                          below.

ILLIQUID SECURITIES: Securities that do not have a        The Fund may invest no more than 15% of net assets in illiquid
ready market, and cannot be easily sold within seven      securities.
days at approximately the price that a fund has valued
them. Illiquid securities include repurchase
agreements maturing in more than seven days.

SHORT-TERM DEBT INVESTMENTS: These instruments include    The Fund may invest in these instruments either as a means to achieve
(1) time deposits, certificates of deposit and bankers    its investment objective or, more commonly, as temporary defensive
acceptances issued by a U.S. commercial bank; (2)         investments or pending investment in the Fund's principal investment
commercial paper of the highest quality rating; (3)       securities. When investing all or a significant portion of its assets in
short-term debt obligations with the highest quality      these instruments, the Fund may not be able to achieve its investment
rating; (4) U.S. government securities; and (5)           objective.
repurchase agreements collateralized by those
instruments.

TIME DEPOSITS: Time deposits are non-negotiable           Time deposits maturing in more than seven days will not be purchased by
deposits maintained in a banking institution for a        the Fund, and time deposits maturing from two business days through
specified period of time at a stated interest rate.       seven calendar days will not exceed 15% of the total assets of the Fund.

                    SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------    ------------------------------------------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS: Zero coupon bonds      The Fund may purchase fixed-income securities, including zero coupon
are debt obligations which do not entitle the holder      bonds and PIK bonds, consistent with its investment objective.
to any periodic payments of interest prior to maturity
or a specified date when the securities begin paying
current interest, and therefore are issued and traded
at a discount from their face amounts or par value.
Pay-in-kind ("PIK") bonds pay interest through the
issuance to holders of additional securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN             The Fund may invest in sponsored and unsponsored ADRs. Such ADRs that
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY         the Fund may invest in will be those that are actively traded in the
RECEIPTS (GDRS): ADRs are receipts issued by a U.S.       United States.
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.       In conjunction with its investments in foreign securities, the Fund may
(usually a non-U.S. bank or trust company or a foreign    also invest in sponsored and unsponsored EDRs and GDRs.
branch of a U.S. bank). Depositary receipts represent
an ownership interest in an underlying security that
is held by the depositary. Generally, the underlying
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by
the issuer of the underlying security and the
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of
the issuer of the underlying security. Generally, the
holder of the depositary receipt is entitled to all
payments of interest, dividends or capital gains that
are made on the underlying security.

BRADY BONDS: These are debt securities issued under       The Fund may invest in Brady Bonds consistent with its respective
the framework of the Brady Plan, an initiative            investment objective. We believe that economic reforms undertaken by
announced by the U.S. Treasury Secretary Nicholas F.      countries in connection with the issuance of Brady Bonds may make the
Brady in 1989, as a mechanism for debtor nations to       debt of countries which have issued or have announced plans to issue
restructure their outstanding external indebtedness       Brady Bonds a viable opportunity for investment.
(generally, commercial bank debt).

                    SECURITIES                                                      HOW WE USE THEM
------------------------------------------------------    ------------------------------------------------------------------------
FUTURES AND OPTIONS: A futures contract is a bilateral    The Fund may invest in futures, options and closing transactions related
agreement providing for the purchase and sale of a        thereto. These activities will not be entered into for speculative
specified type and amount of a financial instrument,      purposes, but rather for hedging purposes and to facilitate the ability
or for the making and acceptance of a cash settlement,    to quickly deploy into the market the Fund's cash, short-term debt
at a stated time in the future for a fixed price. A       securities and other money market instruments at times when the Fund's
call option is a short-term contract pursuant to which    assets are not fully invested. The Fund may only enter into these
the purchaser of the call option, in return for the       transactions for hedging purposes if it is consistent with its
premium paid, has the right to buy the security or        respective investment objective and policies. The Fund may not engage in
other financial instrument underlying the option at a     such transactions to the extent that obligations resulting from these
specified exercise price at any time during the term      activities, in the aggregate, exceed 25% of the Fund's assets. In
of the option. A put option is a similar contract         addition, the Fund may enter into futures contracts, purchase or sell
which gives the purchaser of the put option, in return    options on futures contracts, and trade in options on foreign
for a premium, the right to sell the underlying           currencies, and may enter into closing transactions with respect to such
security or other financial instrument at a specified     activities to hedge or "cross hedge" the currency risks associated with
price during the term of the option.                      its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also "Foreign Currency Transactions" below.

FOREIGN CURRENCY TRANSACTIONS: A forward foreign          Although the Fund values its assets daily in terms of U.S. dollars, it
currency exchange contract involves an obligation to      does not intend to convert its holdings of foreign currencies into U.S.
purchase or sell a specific currency on a fixed future    dollars on a daily basis. The Fund may, however, from time to time,
date at a price that is set at the time of the            purchase or sell foreign currencies and/or engage in forward foreign
contract. The future date may be any number of days       currency transactions in order to expedite settlement of Fund
from the date of the contract as agreed by the parties    transactions and to minimize currency value fluctuations.
involved.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an       The Fund may use interest rate swaps to adjust its sensitivity to
interest rate swap, a fund receives payment from          interest rates by changing its duration. We may also use interest rate
another party based on a floating interest rate in        swaps to hedge against changes in interest rates. We use index swaps to
return for making payments based on a fixed interest      gain exposure to markets that the Fund invests in, such as the corporate
rate. An interest rate swap can also work in reverse,     bond market. We may also use index swaps as a substitute for futures,
with a fund receiving payments based on a fixed           options or forward contracts if such contracts are not directly
interest rate and making payments based on a floating     available to the Fund on favorable terms.
interest rate. In an index swap, a fund receives gains
or incurs losses based on the total return of an          Interest rate swaps and index swaps will be considered illiquid
index, in exchange for making fixed or floating           securities.
interest rate payments to another party.

The Fund may also invest in other securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will exceed 100%, and may be considerably in excess of 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that we do so, the Fund may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the     We maintain a long-term approach and focus on securities that we believe
securities in a certain market-like the stock or bond     can continue to provide returns over an extended period of time
market-will decline in value because of factors such      regardless of these interim market fluctuations. Generally, we do not
as economic conditions, future expectations or            try to predict overall market movements or trade for short-term
investor confidence.                                      purposes.

Index swaps are subject to the same market risks as       In evaluating the use of an index swap for the Fund, we carefully
the investment market or sector that the index            consider how market changes could affect the swap and how that compares
represents. Depending on the actual movements of the      to our investing directly in the market the swap is intended to
index and how well the portfolio manager forecasts        represent. When selecting dealers with whom we would make interest rate
those movements, a fund could experience a higher or      or index swap agreements for the Fund, we focus on those dealers with
lower return than anticipated.                            high quality ratings and do careful credit analysis before engaging in the transaction.

INTEREST RATE RISK is the risk that securities,           We limit the amount of the Fund's assets invested in any one industry
particularly bonds with longer maturities, will           and in any individual security.
decrease in value if interest rates rise and increase
in value if interest rates fall. Investments in equity    The Fund is subject to various interest rate risks depending upon its
securities issued by small and medium sized companies,    investment objectives and policies. We cannot eliminate this risk, but
which often borrow money to finance operations, may       we do try to address it by monitoring economic conditions, especially
also be adversely affected by rising interest rates.      interest rate trends and their potential impact on the Fund. The Fund does not try to increase returns on its investments in debt securities
Swaps may be particularly sensitive to interest rate      by predicting and aggressively capitalizing on interest rate movements.
changes. Depending on the actual movements of interest
rates and how well the portfolio manager anticipates      The Fund, by investing in swaps, is subject to additional interest rate
them, a portfolio could experience a higher or lower      risk. The Fund will not invest in interest rate or index swaps with
return than anticipated. For example, if a portfolio      maturities of more than two years. Each business day we will calculate
holds interest rate swaps and is required to make         the amount the Fund must pay for any swaps it holds and will segregate
payments based on variable interest rates, it will        enough cash or other liquid securities to cover that amount.
have to make increased payments if interest rates
rise, which will not necessarily be offset by the
fixed-rate payments it is entitled to receive under
the swap agreement.


                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer       Our careful, credit-oriented bond selection and our commitment to hold a
(or an entity that insures the bond) will not be able     diversified selection of high-yield bonds are designed to manage this
to make timely payments of interest and principal.        risk.

Investing in so-called "junk" or "high-yield" bonds       It is likely that protracted periods of economic uncertainty would cause
entails the risk of principal loss, which may be          increased volatility in the market prices of high-yield bonds, an
greater than the risk involved in investment grade        increase in the number of high-yield bond defaults and corresponding
bonds. High-yield bonds are sometimes issued by           volatility in the Fund's net asset value.
companies whose earnings at the time the bond is
issued are less than the projected debt payments on       Our holdings of high quality investment grade bonds are less subject to
the bonds.                                                credit risk and may help to balance any credit problems experienced by individual high-yield bond issuers or foreign issuers.
Some analysts believe a protracted economic downturn
would severely disrupt the market for high-yield          When selecting dealers with whom we would make interest rate or index
bonds, adversely affect the value of outstanding bonds    swap agreements, we focus on those with high quality ratings and do
and adversely affect the ability of high-yield issuers    careful credit analysis before investing.
to repay principal and interest.

FOREIGN RISK is the risk that foreign securities may      We attempt to reduce the risks presented by such investments by
be adversely affected by political instability,           conducting world-wide fundamental research with an emphasis on company
changes in currency exchange rates, foreign economic      visits. In addition, we monitor current economic and market conditions
conditions or inadequate regulatory and accounting        and trends, the political and regulatory environment and the value of
standards. In addition, there is the possibility of       currencies in different countries in an effort to identify the most
expropriation, nationalization or confiscatory            attractive countries and securities. Additionally, when currencies
taxation, taxation of income earned in foreign nations    appear significantly overvalued compared to average real exchange rates,
or other taxes imposed with respect to investments in     the Fund may hedge exposure to those currencies for defensive purposes.
foreign nations, foreign exchange controls, which may
include suspension of the ability to transfer currency
from a given country, and default in foreign
government securities. As a result of these factors,
foreign securities markets may be less liquid and more
volatile than U.S. markets and the Funds may
experience difficulties and delays in converting
foreign currencies back into U.S. dollars. Such events
may cause the value of certain foreign securities to
fluctuate widely and may make it difficult to
accurately value foreign securities.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.

                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
CURRENCY RISK is the risk that the value of an            The Fund may be affected by changes in currency rates and exchange
investment may be negatively affected by changes in       control regulations and may incur costs in connection with conversions
foreign currency exchange rates. Adverse changes in       between currencies. To hedge this currency risk associated with
exchange rates may reduce or eliminate any gains          investments in non-U.S. dollar denominated securities, the Fund may
produced by investments that are denominated in           invest in forward foreign currency contracts. These activities pose
foreign currencies and may increase losses.               special risks which do not typically arise in connection with investments in U.S. securities. In addition, the Fund may engage in foreign currency options and futures transactions.

EMERGING MARKETS RISK is the possibility that the         The Fund may invest a portion of its assets in securities of issuers
risks associated with international investing will be     located in emerging markets. The Fund cannot eliminate these risks but
greater in emerging markets than in more developed        will attempt to reduce these risks through portfolio diversification,
foreign markets because, among other things, emerging     credit analysis, and attention to trends in the economy, industries and
markets may have less stable political and economic       financial markets and other relevant factors.
environments. In addition, in many emerging markets,
there is substantially less publicly available
information about issuers and the information that is
available tends to be of a lesser quality. Economic
markets and structures tend to be less mature and
diverse and the securities markets which are subject
to less government regulation or supervision may also
be smaller, less liquid and subject to greater price
volatility.

LOWER RATED FIXED-INCOME SECURITIES (high-yield,          The Fund will limit its investments in high-risk, high-yield
high-risk securities), while generally having higher      fixed-income securities of foreign governments including, with specified
yields, are subject to reduced creditworthiness of        limitations, Brady Bonds to 30% of its assets. The Fund will also
issuers, increased risks of default and a more limited    attempt to reduce the risk associated with its investment in high-yield
and less liquid secondary market than higher rated        debt securities through portfolio diversification, credit analysis,
securities. These securities are subject to greater       attention to trends in the economy, industries and financial markets,
price volatility and risk of loss of income and           and complying with the limits on the exposure to this asset class
principal than are higher rated securities. Lower         described in this Prospectus.
rated and unrated fixed-income securities tend to
reflect short-term corporate and market developments
to a greater extent than higher rated fixed-income
securities, which react primarily to fluctuations in
the general level of interest rates. Fixed-income
securities of this type are considered to be of poor
standing and primarily speculative. Such securities
are subject to a substantial degree of credit risk.

                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
LIQUIDITY RISK is the possibility that securities         We limit the Fund's exposure to illiquid securities as described under
cannot be readily sold within seven days at               "Additional Investment Information - Illiquid Securities."
approximately the price that the Fund values them.
                                                          Swap agreements entered into by the Fund will be treated as illiquid
The high-yield secondary market is particularly           securities. However, most swap dealers will be willing to repurchase
susceptible to liquidity problems when institutional      interest rate swaps.
investors, such as mutual funds and certain other
financial institutions, temporarily stop buying bonds
for regulatory, financial or other reasons.

FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS,          The Fund may use certain options strategies or may use futures contracts
FORWARD CONTRACTS, AND CERTAIN OPTIONS used as            and options on futures contracts. The Fund will not enter into futures
investments for hedging and other non-speculative         contracts and options thereon to the extent that more than 5% of its
purposes involve certain risks. For example, a lack of    assets are required as futures contract margin deposits and premiums on
correlation between price changes of an option or         options and only to the extent that obligations under such futures
futures contract and the assets being hedged could        contracts and options thereon would not exceed 20% of the Fund's total
render a fund's hedging strategy unsuccessful and         assets.
could result in losses. The same results could occur
if movements of foreign currencies do not correlate as    See also "Foreign Risk" and "Currency Risk" above.
expected by the investment advisor at a time when a
fund is using a hedging instrument denominated in one
foreign currency to protect the value of a security
denominated in a second foreign currency against
changes caused by fluctuations in the exchange rate
for the dollar and the second currency. If the
direction of securities prices, interest rates or
foreign currency prices is incorrectly predicted, the
fund will be in a worse position than if such
transactions had not been entered into. In addition,
since there can be no assurance that a liquid
secondary market will exist for any contract purchased
or sold, a fund may be required to maintain a position
(and in the case of written options may be required to
continue to hold the securities used as cover) until
exercise or expiration, which could result in losses.
Further, options and futures contracts on foreign
currencies, and forward contracts, entail particular
risks related to conditions affecting the underlying
currency. Over-the-counter transactions in options and
forward contracts also involve risks arising from the
lack of an organized exchange trading environment.

                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS are generally           The Fund may invest in zero coupon and pay-in-kind bonds to the extent
considered to be more interest sensitive than             consistent with its investment objective. We cannot eliminate the risks
income-bearing bonds, to be more speculative than         of zero coupon bonds, but we do try to address them by monitoring
interest-bearing bonds, and to have certain tax           economic conditions, especially interest rate trends and their potential
consequences which could, under certain circumstances     impact on the Fund.
be adverse to the Fund. For example, the Fund accrues,
and is required to distribute to shareholders, income
on its zero coupon bonds. However, the Fund may not
receive the cash associated with this income until the
bonds are sold or mature. If the Fund does not have
sufficient cash to make the required distribution of
accrued income, the Fund could be required to sell
other securities in its portfolio or to borrow to
generate the cash required.

PORTFOLIO TURNOVER RATES reflect the amount of            The Fund will normally experience an annual portfolio turnover rate
securities that are replaced from the beginning of the    exceeding 200%.
year to the end of the year by the Fund. The higher
the amount of portfolio activity, the higher the
brokerage costs and other transaction costs of the
Fund are likely to be. The amount of portfolio
activity will also affect the amount of taxes payable
by the Fund's shareholders that are subject to federal
income tax, as well as the character (ordinary income
vs. capital gains) of such tax obligations.

PREPAYMENT RISK is the risk that homeowners will          The Fund may invest in Mortgage-Backed Securities, Collateralized
prepay mortgages during periods of low interest rates,    Mortgage Obligations (CMOs) and Real Estate Mortgage Investment Conduits
forcing an investor to reinvest money at interest         (REMICs). The Fund takes into consideration the likelihood of prepayment
rates that might be lower than those on the prepaid       when mortgages are selected. The Fund may look for mortgage securities
mortgage.                                                 that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances or below-market interest rates.

TRANSACTION COSTS RISK is the risk that the cost of       The Fund is subject to transaction costs risk to the extent that its
buying, selling and holding foreign securities,           respective objective and policies permit it to invest, and it actually
including brokerage, tax and custody costs, may be        does invest, in foreign securities. We strive to monitor transaction
higher than those involved in domestic transactions.      costs and to choose an efficient trading strategy for the Fund.

FOREIGN GOVERNMENT SECURITIES RISKS involve the           The Fund attempts to reduce the risks associated with investing in
ability of a foreign government or government-related     foreign governments by limiting the portion of portfolio assets that may
issuer to make timely principal and interest payments     be invested in such securities.
on its external debt obligations. This ability to make
payments will be strongly influenced by the issuer's
balance of payments, including export performance, its
access to international credits and investments,
fluctuations in interest rates and the extent of its
foreign reserves.

                      RISKS                                                    HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------    ------------------------------------------------------------------------
VALUATION RISK: A less liquid secondary market as         We will strive to manage this risk by carefully evaluating individual
described above makes it more difficult for the Fund      bonds and by limiting the amount of the Fund's assets that can be
to obtain precise valuations of the high-yield            allocated to privately placed high-yield securities.
securities in its portfolio. During periods of reduced
liquidity, judgment plays a greater role in valuing
high-yield securities.

LEGISLATIVE AND REGULATORY RISK: The United States        We monitor the status of regulatory and legislative proposals to
Congress has from time to time taken or considered        evaluate any possible effects they might have on the Fund's portfolio.
legislative actions that could adversely affect the
high-yield bond market. For example, Congressional
legislation has, with some exceptions, generally
prohibited federally insured savings and loan
institutions from investing in high-yield securities.
Regulatory actions have also affected the high-yield
market. Similar actions in the future could reduce
liquidity for high-yield securities, reduce the number
of new high-yield securities being issued and could
make it more difficult for the Fund to attain its
investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.

WHO MANAGES THE FUND


INVESTMENT MANAGER AND SUB-ADVISOR
Effective September 1, 2004, the Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager is entitled to receive an aggregate fee of 0.55% of the Fund's average daily net assets.

Prior to September 1, 2004, the Fund was sub-advised by Delaware International Advisers Ltd. ("DIAL") which furnished investment recommendations, assets allocation advice, research and other investment services regarding foreign securities for the Fund. For its services to the Fund, DIAL was paid a sub-advisory fee equal to the fee received by the manager that is attributable to the foreign assets in the Fund's investment portfolio.

PORTFOLIO MANAGERS
Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Messrs. Rao, Rabe, Grillo and Perkins regularly consult with Ryan
K. Brist and Stephen R. Cianci.

TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

PAUL GRILLO, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.

RYAN K. BRIST, Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a CFA Charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                    BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                             CUSTODIAN
Delaware Management Company                                                                    JP Morgan Chase Bank
2005 Market Street                                                                             4 Chase Metrotech Center
Philadelphia, PA 19103-7094                              THE FUND                              Brooklyn, NY 11245

                                     DISTRIBUTOR                            SERVICE AGENT
                                     Delaware Distributors, L.P.            Delaware Service Company, Inc.
                                     2005 Market Street                     2005 Market Street
                                     Philadelphia, PA 19103-7094            Philadelphia, PA 19103-7094

                                     FINANCIAL INTERMEDIARY WHOLESALER
                                     Lincoln Financial Distributors, Inc.
                                     2001 Market Street
                                     Philadelphia, PA 19103-7055
PORTFOLIO MANAGERS
(see page 20 for details)

                               FINANCIAL ADVISORS
                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.

PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial adviser to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS

CLASS A
o Class A shares have an up-front sales charge of up to 4.50% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

o If you invest $100,000 or more, your front-end sales charge will be reduced.

o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

o Class A shares are also subject to an annual 12b-1 fee no greater than 0.30% (currently 0.25%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances described in the table below.

o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary depending on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                          Sales charge         Sales charge
                                             as % of               as %
Amount of purchase                       offering price    of amount invested*
-------------------------------------    --------------   ---------------------
Less than $100,000                            4.50%               5.13%
$100,000 but under $250,000                   3.50%               4.00%
$250,000 but under $500,000                   2.50%               3.00%
$500,000 but under $1,000,000                 2.00%               2.44%

As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial adviser is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year after your purchase and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                                          Sales charge        Sales charge
                                            as % of             as % of
Amount of purchase                       offering price     amount invested
-------------------------------------    --------------   ---------------------
$1 million up to $5 million                   none                none
Next $20 million
Up to $25 million                             none                none
Amount over $25 million                       none                none

CLASS B

o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.00% during the second year, 2.25% during the third year, 1.50% during the fourth and fifth years, 1.00% during the sixth year, and 0% thereafter.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o For approximately eight years after you buy your Class B shares, the shares are subject to annual 12b-1 fees no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.30% (currently 0.25%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in a Fund. However, you will pay a contingent deferred sales charge of 1% if you redeem your shares within 12 months after you buy them.

o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

o Class C shares are subject to an annual 12b-1 fee no greater than 1% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

o Unlike Class B shares, Class C shares do not automatically convert into another class.

o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a fund. Class R shares are not subject to a contingent deferred sales charge.

o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

o Unlike Class B shares, Class R shares do not automatically convert into another class.

o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no Simple IRA's, SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                                          CLASS A*    CLASS B**    CLASS C***   CLASS R****
                                          --------    ---------    ----------   -----------
COMMISSION (%)                                -         4.00%         1.00%           -
Investment up to $49,999                   4.00%           -             -            -
$50,000 - $99,999                          4.00%           -             -            -
$100,000 - $249,999                        3.00%           -             -            -
$250,000 - $499,999                        2.00%           -             -            -
$500,000 - $999,999                        1.60%           -             -            -
$1,000,000 - $4,999,999                    1.00%           -             -            -
$5,000,000 - $24,999,999                   0.50%           -             -            -
$25,000,000 +                              0.25%           -             -            -
12b-1 FEE TO DEALER                        0.30%        0.25%         1.00%        0.60%

* On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, however the Distributor has contracted to limit this amount to 0.25% through February 28, 2006.

** On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class A.

*** On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

**** On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

Each share class may be eligible for purchase through programs sponsored by financial intermediaries where such program requires the purchase of a specific class of shares.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Fund holdings and the names and holdings of qualifying family members. Class R shares have no up-front sales charge.

                                                                                          SHARE CLASS
                                                                  ----------------------------------------------------------
PROGRAM                   HOW IT WORKS                                   A                     B                    C
-----------------------   -------------------------------------   --------------   -----------------------------------------
Letter of Intent          Through a Letter of Intent you agree           X         Although the Letter of Intent and Rights
                          to invest a certain amount in                            of Accumulation do not apply to the
                          Delaware Investments Funds (except                       purchase of Class B and Class C shares,
                          money market funds with no sales                         you can combine your purchase of Class A
                          charge) over a 13-month period to                        shares with your purchase of Class B and
                          qualify for reduced front-end sales                      Class C shares to fulfill your Letter of
                          charges.                                                 Intent or qualify for Rights of
                                                                                   Accumulation.

Rights of Accumulation    You can combine your holdings or               X
                          purchases of all funds in the
                          Delaware Investments family (except
                          money market funds with no sales
                          charge) as well as the holdings and
                          purchases of your spouse and
                          children under 21 to qualify for
                          reduced front-end sales charges.

Reinvestment of           Up to 12 months after you redeem        For Class A,     For Class B, your account   Not
Redeemed Shares           shares, you can reinvest the            you will not     will be credited with the   available.
                          proceeds without paying a sales         have to pay      contingent deferred sales
                          charge as noted to the right.           an additional    charge you previously paid
                                                                  front-end        on the amount you are
                                                                  sales charge.    reinvesting. Your schedule
                                                                                   for contingent deferred
                                                                                   sales charges and
                                                                                   conversion to Class A will
                                                                                   not start over again, it
                                                                                   will pick up from the
                                                                                   point at which you
                                                                                   redeemed your shares.

SIMPLE IRA, SEP IRA,      These investment plans may qualify             X         There is no reduction in sales charges
SARSEP, Prototype         for reduced sales charges by                             for Class B or Class C shares for group
Profit Sharing,           combining the purchases of all                           purchases by retirement plans.
Pension, 401(k), SIMPLE   members of the group. Members of
401(k), 403(b)(7), and    these groups may also qualify to
457 Retirement Plans      purchase shares without a front-end
                          sales charge and may qualify for a
                          waiver of any contingent deferred
                          sales charges.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a market timing pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We price securities and other assets for which market quotations are available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.

FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board of Trustee's oversight, the Fund's Board of Trustees has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board of Trustees, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investments Web site that gives you access to your account information and allows you to perform transactions in a secure environment.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charge on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.

The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the

Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.

RISKS OF MARKET TIMING
By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before the fund calculates its own share price. Any fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

TRANSACTION MONITORING PROCEDURES
The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Fund may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING
Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

Financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young, LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.

                                                                                              Delaware Diversified Income Fund
                                                                                                                       Class A
                                                     -------------------------------------------------------------------------
                                                                                                                      Year
                                                                                                                      Ended
                                                                                                                      10/31
                                                        2004           2003            2002(3)*         2001*         2000*
                                                     ----------     ----------        ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                 $    8.590     $    8.960        $    9.440     $    8.600     $    8.550

Income (loss) from investment operations:                 0.377          0.374             0.444          0.541          0.528
Net investment income(1)                                  0.450          0.804            (0.001)         0.685          0.077
                                                     ----------     ----------        ----------     ----------     ----------
Net realized and unrealized gain (loss) on
 investments and foreign currencies                       0.827          1.178             0.443          1.226          0.605
                                                     ----------     ----------        ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                    (0.434)        (1.274)           (0.477)        (0.361)        (0.555)
Net realized gain on investments                         (0.053)        (0.274)           (0.446)        (0.025)             -
                                                     ----------     ----------        ----------     ----------     ----------
Total dividends and distributions                        (0.487)        (1.548)           (0.923)        (0.386)        (0.555)
                                                     ----------     ----------        ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                       $    8.930     $    8.590        $    8.960     $    9.440     $    8.600
                                                     ==========     ==========        ==========     ==========     ==========

TOTAL RETURN(2)                                            9.92%         14.80%             5.39%         14.78%          7.59%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $  294,033     $   83,100        $    4,391     $    8,672     $    7,724
Ratio of expenses to average net assets                    1.02%          1.00%             0.58%          0.55%          0.54%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly           1.19%          1.60%             1.11%          0.62%          0.61%
Ratio of net investment income to average net
 assets                                                    4.33%          4.51%             5.09%          6.05%          6.35%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                           4.16%          3.91%             4.56%          5.98%          6.28%
Portfolio turnover                                          452%           620%              545%           252%           143%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment or dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.
(3) As required, effective November 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies that requires amortization of all premiums and discounts on debt securities and the recording of paydown gains and losses on mortgage- and asset-backed securities as an adjustment to interest income. The effect of these changes for the year ended October 31, 2002 was a decrease in net investment income per share of $0.044, an increase in net realized gain (loss) per share of $0.044, and a decrease in the ratio of net investment income to average net assets of 0.51%. Per share data and ratios for periods prior to November 1, 2001 have not been restated to reflect these changes in accounting.

* Effective October 28, 2002, Delaware Pooled Trust - The Delaware Diversified Core Fixed Income Portfolio ("Pooled Trust Portfolio") was merged into the Delaware Group Adviser Funds - Delaware Diversified Income Fund. Financial highlights for the periods prior to October 28, 2002, reflect the operating history of the Pooled Trust Portfolio. Performance prior to October 28, 2002 does not reflect the impact of distribution and service (12b-1) fees and the higher management and transfer agency fees currently borne by holders of Class A shares.

DELAWARE DIVERSIFIED INCOME FUND
                                                                     CLASS B
                                                                  Year Ended                    Year Ended
                                                                       10/31                         10/31
                                                         2004           2003           2004           2003
                                                   ----------     ----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD               $    8.590     $    8.960     $    8.590     $    8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                0.312          0.313          0.312          0.315
Net realized and unrealized gain (loss) on
 investments and foreign currencies                     0.440          0.807          0.450          0.798
                                                   ----------     ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                        0.752          1.120          0.762          1.113
                                                   ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:                 (0.369)        (1.216)        (0.369)        (1.209)
Net investment income                                  (0.053)        (0.274)        (0.053)        (0.274)
                                                   ----------     ----------     ----------     ----------
Net realized gain on investments                       (0.422)        (1.490)        (0.422)        (1.483)
                                                   ----------     ----------     ----------     ----------
TOTAL DIVIDENDS AND DISTRIBUTIONS

Net asset value, end of period                     $    8.920     $    8.590     $    8.930     $    8.590
                                                   ==========     ==========     ==========     ==========

TOTAL RETURN(3)                                          9.10%         14.03%          9.11%         13.95%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)            $   43,335     $   16,147     $  109,911     $   48,989
Ratio of expenses to average net assets                  1.77%          1.75%          1.77%          1.75%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly         1.89%          2.30%          1.89%          2.30%
Ratio of net investment income to average net
 assets                                                  3.58%          3.76%          3.58%          3.76%
Ratio of net investment income to average net
 assets prior to expense limitation and expenses
 paid indirectly                                         3.46%          3.21%          3.46%          3.21%
Portfolio turnover                                        452%           620%           452%           620%

DELAWARE DIVERSIFIED INCOME FUND
                                                       CLASS C                       CLASS R
                                                        Period                        Period
                                                   10/28/02(1)     Year Ended      6/2/03(1)
                                                            to          10/31             to
                                                      10/31/02           2004       10/31/03
                                                   -----------     ----------     ----------
NET ASSET VALUE, BEGINNING OF PERIOD                $    8.860     $    8.590     $    8.620

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(2)                                 0.005          0.347          0.142
Net realized and unrealized gain (loss) on
investments and foreign currencies                       0.095          0.450         (0.036)
                                                    ----------     ----------     ----------
TOTAL FROM INVESTMENT OPERATIONS                         0.100          0.797          0.106
                                                    ----------     ----------     ----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:                      --         (0.404)        (0.136)
Net investment income                                       --         (0.053)            --
                                                    ----------     ----------     ----------
Net realized gain on investments                            --         (0.457)        (0.136)
                                                    ----------     ----------     ----------
TOTAL DIVIDENDS AND DISTRIBUTIONS

Net asset value, end of period                      $    8.960     $    8.930     $    8.590
                                                    ==========     ==========     ==========

TOTAL RETURN(3)                                           1.13%          9.55%          1.24%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $       10     $    5,557     $      256
Ratio of expenses to average net assets                   1.75%          1.37%          1.35%
Ratio of expenses to average net assets prior to
 expense limitation and expenses paid indirectly            --(4)        1.49%          1.98%
Ratio of net investment income to average net
 assets                                                   4.01%          3.98%          4.20%
Ratio of net investment income to average net
assets prior to expense limitation and expenses
paid indirectly                                             --(4)        3.86%          3.57%
Portfolio turnover                                         545%           452%           620%

(1) Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect. Because Class C shares commenced operations only four days prior to the Fund's fiscal year end, the total return noted In the table above Is not necessarily representative of the performance of the Class C shares over a longer period of time.
(4) The ratios of expenses and net investment income to average net assets prior to expense limitation and expenses paid indirectly have been omitted as management believes that such ratios for this relatively short period are not meaningful.
(5) As of October 31, 2003, the Delaware Diversified Income Fund Class B had one share outstanding, representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it to be meaningful.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFT TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

U.S. GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DIVERSIFIED INCOME FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the S EC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918

Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 7 p.m. Eastern time.

o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972

DELAWARE DIVERSIFIED INCOME FUND SYMBOLS              CUSIP         NASDAQ
----------------------------------------            ---------       ------
Class A                                             246248744        DPDFX
Class B                                             246248611        DPBFX
Class C                                             246248595        DPCFX
Class R                                             246248553        DPRFX

                       [LOGO OF DELAWARE INVESTMENTS(SM)]

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

FIXED INCOME


PROSPECTUS   FEBRUARY 25, 2005



             DELAWARE DIVERSIFIED INCOME FUND
             INSTITUTIONAL CLASS


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                           PAGE  3
Delaware Diversified Income Fund                                             3

HOW WE MANAGE THE FUND
Our investment strategies                                              PAGE  7
The securities we typically invest in                                        9
The risks of investing in the Fund                                           14


Disclosure of portfolio holdings information                                23



WHO MANAGES THE FUND                                                   PAGE 24
Investment manager                                                          24
Portfolio managers                                                          24
Who's who?                                                             PAGE 25

ABOUT YOUR ACCOUNT                                                          27
Investing in the Fund                                                       27
How to buy shares                                                           28


Fair valuation                                                              29


How to redeem shares                                                        30
Account minimums                                                            31
Exchanges                                                                   31


Frequent trading of Fund shares (market timing)                             31


Dividends, distributions and taxes                                          33

CERTAIN MANAGEMENT CONSIDERATIONS                                           33

FINANCIAL HIGHLIGHTS                                                   PAGE 34

GLOSSARY                                                               PAGE 36

PROFILE: DELAWARE DIVERSIFIED INCOME FUND

WHAT IS THE FUND'S GOAL?
Delaware Diversified Income Fund seeks maximum long-term total return, consistent with reasonable risk. Although the Fund will strive to achieve its goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
The Fund allocates its investments principally among the following three sectors of the fixed-income securities markets: the U.S. Investment Grade Sector, the U.S. High-Yield Sector, and the International Sector. Under normal circumstances, the Fund will invest at least 80% of its net assets in fixed income securities (the "80% Policy"). We will determine how much of the Fund to allocate to each of the three sectors, based on our evaluation of economic and market conditions and our assessment of the returns and potential for appreciation that can be achieved from investments in each of the three sectors. We will periodically reallocate the Fund's assets, as deemed necessary.

In unusual market conditions, in order to meet redemption requests, for temporary defensive purposes, and pending investment, the Fund may hold a substantial portion of its assets in cash or short-term fixed-income obligations. The Fund may also use a wide range of hedging instruments, including options, futures contracts and options on futures contracts subject to certain limitations.

The Fund's 80% Policy described above may be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. The value of your investment in the Fund will increase and decrease according to changes in the value of the Fund's investments. The Fund will be affected primarily by changes in bond prices and currency exchange rates. Investments in high-yield, high risk or "junk" bonds entail certain risks, including the risk of loss of principal, which may be greater than the risks presented by investment grade bonds and which should be considered by investors contemplating an investment in the Fund. Among these risks are those that result from the absence of a liquid secondary market and the dominance in the market of institutional investors. The Fund will also be affected by prepayment risk due to its holdings of mortgage-backed securities. With prepayment risk, when homeowners prepay mortgages during periods of low interest rates, the Fund may be forced to re-deploy its assets in lower yielding securities. Investments in securities of non-U.S. issuers are generally denominated in foreign currencies and involve certain risk and opportunity considerations not typically associated with investing in U.S. issuers, and investments in securities of companies in emerging markets present a greater degree of risk than tends to be the case for foreign investments in developed markets. If, and to the extent that, we invest in forward foreign currency contracts or use other investments to hedge against currency risks, the Fund will be subject to the special risks associated with those activities.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your investment consultant to determine whether it is an appropriate investment for you.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.
o Investors looking for an investment that offers professional allocation among key types of fixed-income securities.
o Investors looking for a fixed-income investment that offers potential for high current income and total return.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to own an investment whose value may fluctuate, sometimes significantly, over the short term.

HOW HAS DELAWARE DIVERSIFIED INCOME FUND PERFORMED?

This bar chart and table can help you evaluate the risks of investing in Delaware Diversified Income Fund. We show how returns for Delaware Diversified Income Fund have varied over the past seven calendar years, as well as average annual returns for one year, five year and lifetime periods. Because the Institutional Class of the Fund did not commence operations until to October 25, 2002, we have included performance information for Class A shares of the Fund for 1998, 1999, 2000, 2001 and 2002. Class A shares of the Fund are offered under a separate prospectus. Institutional Class shares would have had substantially similar annual returns as Class A shares because they represent interests in the same portfolio of securities. However, the returns of Institutional Class shares would differ from the returns of the Class A shares due to the higher operating expenses of Class A shares and the sales charge applicable to Class A shares. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's returns reflect voluntary expense caps. The returns would be lower without the voluntary caps.

On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of the Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund") which had investment objectives and policies identical to those of the Fund. The Fund had no operations prior to October 28, 2002. Shareholders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction, however, the performance history of the Predecessor Fund has not been restated in the bar chart and table below to reflect the higher management and transfer agency fees borne by the Fund.

The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account ranging from $3.00 to $19.00 (depending on the type of account), as well as per transaction fees. By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If these higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the bar chart and table below would have been lower for all periods.

[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN]

YEAR-BY-YEAR TOTAL RETURN*

           1998                       10.28%
           1999                       1.60%
           2000                       13.12%
           2001                       8.33%
           2002                       10.96%
           2003                       14.30%
           2004                       9.74%

During the periods illustrated in this bar chart, the Fund's Institutional Class highest quarterly return was 5.69% for the quarter ended June 30, 2003 and its lowest quarterly return was -1.88% for the quarter ended June 30, 2004.

The maximum Class A sales charge of 4.50%, which is normally deducted when you purchase shares, is not reflected in the total returns in the bar chart. If this fee was included, the returns would be less than those shown.



* Year-by-year total return for 1998, 1999, 2000 and 2001 reflects Class A shares. 2002 reflects a blended total return for Class A Shares (January 1, 2002 through October 25, 2002) and Institutional Class Shares (October 28, 2002 through December 31, 2002). Year-by-year total return for 2003 and 2004 reflects Institutional Class shares.


                                                          AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04

-------------------------------------------------------------------------------------------------------------
                                                                                                LIFETIME
                                                                                               (INCEPTION
                                                                   1 YEAR        5 YEARS(1)   12/29/97)(2)
-------------------------------------------------------------------------------------------------------------
Return before taxes                                                 9.74%         11.27%           9.66%
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions                                 7.36%          8.13%           6.40%
-------------------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares         6.28%          7.78%           6.26%
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index (reflects no deduction
for fees, expenses, or taxes)                                       4.34%          7.71%          6.59%(3)
-------------------------------------------------------------------------------------------------------------

The Fund's returns are compared to the performance of the Lehman Brothers Aggregate Bond Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.

Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

(1) Average annual return reflects a blend of Class A Shares (January 1, 2000 through October 25, 2002) and Institutional Class Shares (October 28, 2002 through December 31, 2004).

(2) Average annual return reflects a blend of Class A Shares (December 29, 1997 through October 25, 2002) and Institutional Class Shares (October 28, 2002 through December 31, 2004).

(3) Lehman Brothers Aggregate Bond Index lifetime return is for the period December 31, 1997 through December 31, 2004.

WHAT ARE THE FUND'S FEES AND EXPENSES?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on purchases as a
percentage of offering price                                          none
Maximum contingent deferred sales charge (load) as a
percentage of original purchase price or redemption
price, whichever is lower                                             none
Maximum sales charge (load) imposed on reinvested dividends           none
Redemption fees                                                       none
Exchange fees(1)                                                      none

ANNUAL FUND OPERATING EXPENSES are deducted from the Fund's assets.


Management fees                                                       0.55%
Distribution and service (12b-1) fees                                 none
Other expenses                                                        0.34%
Total operating expenses                                              0.89%
Fee waivers and payments                                             (0.14)%
Net expenses(2)                                                       0.75%


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (3) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year              $    77
3 years             $   270
5 years             $   479
10 years            $ 1,083


     (1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


     (2) The investment manager has contracted to waive fees and pay expenses through February 28, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 0.75% of average daily net assets.

     (3) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. Also, this example reflects the net operating expenses with expense waivers for the one year contractual period and total operating expenses without expense waivers for years two through ten.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio managers pursue the Fund's investment goals.

The Fund allocates its investment principally among the U.S. Investment Grade, U.S. High-Yield and International sectors. The relative proportion of the Fund's assets to be allocated among these sectors is described below.

o U.S. INVESTMENT GRADE SECTOR Under normal circumstances, there is no limit to the amount of the Fund's total assets that will be invested in the U.S. investment grade sector. In managing the Fund's assets allocated to the investment grade sector, we will invest principally in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and by U.S. corporations. The corporate debt obligations in which the Fund may invest include bonds, notes, debentures and commercial paper of U.S. companies. The U.S. Government securities in which the Fund may invest include a variety of securities which are issued or guaranteed as to the payment of principal and interest by the U.S. Government, and by various agencies or instrumentalities which have been established or sponsored by the U.S. Government.

     The investment grade sector of the Fund's assets may also be invested in mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by government sponsored corporations. Other mortgage-backed securities in which the Fund may invest are issued by certain private, non-government entities. Subject to the quality limitations, the Fund may also invest in securities which are backed by assets such as receivables on home equity and credit card loans, automobile, mobile home, recreational vehicle and other loans, wholesale dealer floor plans and leases.

     Securities purchased by the Fund within this sector will be rated in one of the four highest rating categories or will be unrated securities that we determine are of comparable quality.

o U.S. HIGH-YIELD SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be allocated to the U.S. High-Yield Sector. We will invest the Fund's assets that are allocated to the domestic high-yield sector primarily in those securities having a liberal and consistent yield and those tending to reduce the risk of market fluctuations. The Fund may invest in domestic corporate debt obligations, including, notes, which may be convertible or non-convertible, commercial paper, units consisting of bonds with stock or warrants to buy stock attached, debentures, convertible debentures, zero coupon bonds and pay-in-kind securities ("PIKs").

     The Fund will invest in both rated and unrated bonds. The rated bonds that the Fund may purchase in this sector will generally be rated BB or lower by S&P or Fitch, Ba or lower by Moody's, or similarly rated by another nationally recognized statistical rating organization. Unrated bonds may be more speculative in nature than rated bonds.

o INTERNATIONAL SECTOR Under normal circumstances, between 5% and 50% of the Fund's total assets will be invested in the International Sector. The International Sector invests primarily in fixed-income securities of issuers organized or having a majority of their assets or deriving a majority of their operating income in foreign countries. These fixed-income securities include foreign government securities, debt obligations of foreign companies, and securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the International Bank for Reconstruction and Development (more commonly known as the World Bank), the European Economic Community, the European Investment Bank, the Inter-Development Bank and the Asian Development Bank.

The Fund may invest in securities issued in any currency and may hold foreign currencies. Securities of issuers within a given country may be denominated in the currency of another country or in multinational currency units, such as the Euro. The Fund may, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of Fund transactions and to minimize currency value fluctuations. Currency considerations carry a special risk for a portfolio that allocates a significant portion of its assets to foreign securities.

The Fund will invest in both rated and unrated foreign securities. It may purchase securities of issuers in any foreign country, developed and underdeveloped. These investments may include direct obligations of issuers located in emerging markets countries and Brady Bonds. However, investments in emerging markets, Brady Bonds and in foreign securities that are rated below investment grade (e.g. lower than BBB by S&P), or if unrated, judged to be of comparable quality, will, in the aggregate, be limited to no more than 5% of the Fund's total assets. In addition, the Fund may invest in sponsored and unsponsored American Depositary Receipts, European Depositary Receipts, or Global Depositary Receipts. The Fund may also invest in zero coupon bonds and may purchase shares of other investment companies. Additionally, the Manager will limit non-U.S. dollar denominated securities to no more than 25% of net assets.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.

SECURITIES                                                                            HOW WE USE THEM
-------------------------------------------------------   ------------------------------------------------------------------------
CORPORATE BONDS: Debt obligations issued by a             The Fund may invest in bonds rated in one of the four highest rating
corporation.                                              categories for its U.S. Investment Grade Sector, and it may invest in bonds rated BB or lower by S&P or Fitch and Ba or lower by Moody's for its U.S. High-Yield Sector and International Sector.

HIGH-YIELD CORPORATE BONDS: Debt obligations issued by    Emphasis is typically on those rated BB or Ba by an NRSRO.
a corporation and rated lower than investment grade by
a nationally recognized statistical ratings               We carefully evaluate an individual company's financial situation, its
organization (NRSRO) such as S&P or Moody's.              management, the prospects for its industry and the technical factors
High-yield bonds are issued by corporations that have     related to its bond offering. Our goal is to identify those companies
lower credit quality and may have difficulty repaying     that we believe will be able to repay their debt obligations in spite of
principal and interest.                                   poor ratings. The Fund may invest in unrated bonds if we believe their credit quality is comparable to the rated bonds we are permitted to invest in. Unrated bonds may be more speculative in nature than rated bonds.

MORTGAGE-BACKED SECURITIES: Fixed-income securities       The Fund may invest in mortgage-backed securities issued or guaranteed
that represent pools of mortgages, with investors         by the U.S. government, its agencies or instrumentalities or by
receiving principal and interest payments as the          government sponsored corporations.
underlying mortgage loans are paid back. Many are
issued and guaranteed against default by the U.S.
government or its agencies or instrumentalities, such
as the Federal Home Loan Mortgage Corporation, the
Fannie Mae and the Government National Mortgage
Association. Others are issued by private financial
institutions, with some fully collateralized by
certificates issued or guaranteed by the government or
its agencies or instrumentalities.

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs) AND REAL       The Fund may invest in CMOs and REMICs. Certain CMOs and REMICs may have
ESTATE MORTGAGE INVESTMENT CONDUITS (REMICs): CMOs are    variable or floating interest rates and others may be stripped. Stripped
privately issued mortgage-backed bonds whose              mortgage securities are generally considered illiquid and to such
underlying value is the mortgages that are collected      extent, together with any other illiquid investments, will not exceed
into different pools according to their maturity. They    the Fund's limit on illiquid securities. In addition, subject to certain
are issued by U.S. government agencies and private        quality and collateral limitations, the Fund may invest up to 20% of its
issuers. REMICs are privately issued mortgage-backed      total assets in CMOs and REMICs issued by private entities which are not
bonds whose underlying value is a fixed pool of           collateralized by securities issued or guaranteed by the U.S.
mortgages secured by an interest in real property.        government, its agencies or instrumentalities, so called non-agency
Like CMOs, REMICs offer different pools.                  mortgage backed securities.

ASSET-BACKED SECURITIES: Bonds or notes backed by         The Fund may invest in asset-backed securities rated in one of the four
accounts receivables, including home equity,              highest rating categories by an NRSRO.
automobile or credit loans.

SECURITIES                                                                            HOW WE USE THEM
-------------------------------------------------------   ------------------------------------------------------------------------
U.S. GOVERNMENT SECURITIES: U.S. Treasury securities      The Fund may invest in U.S. government securities for temporary purposes
are backed by the "full faith and credit" of the          or otherwise, as is consistent with its investment objectives and
United States. Securities issued or guaranteed by         policies. These securities are issued or guaranteed as to the payment of
federal agencies and U.S. government sponsored            principal and interest by the U.S. government, or by various agencies or
instrumentalities may or may not be backed by the         instrumentalities which have been established or sponsored by the U.S.
"full faith and credit" of the United States. In the      government.
case of securities not backed by the "full faith and
credit" of the United States, investors in such
securities look principally to the agency or
instrumentality issuing or guaranteeing the obligation
for ultimate repayment.

FOREIGN GOVERNMENT SECURITIES: Debt issued by a           The fixed-income securities in which the Fund may invest include those
government other than the United States or by an          issued by foreign governments.
agency, instrumentality or political subdivision of
such governments.

REPURCHASE AGREEMENTS: An agreement between a buyer,      While the Fund is permitted to do so, it normally does not invest in
such as a fund, and a seller of securities in which       repurchase agreements except to invest cash balances or for temporary
the seller agrees to buy the securities back within a     defensive purposes. In order to enter into these repurchase agreements,
specified time at the same price the buyer paid for       the Fund must have collateral of at least 102% of the repurchase price.
them, plus an amount equal to an agreed upon interest     The Fund will only enter into repurchase agreements in which the
rate. Repurchase agreements are often viewed as           collateral is comprised of U.S. government securities.
equivalent to cash.

RESTRICTED SECURITIES: Privately placed securities        The Fund may invest in restricted securities, including securities
whose resale is restricted under securities law.          eligible for resale without registration pursuant to Rule 144A under the
                                                          Securities Act of 1933. To the extent restricted securities are illiquid, the Fund will limit its investments in them in accordance with its policy concerning illiquid securities. See "Illiquid Securities"
                                                          below.

ILLIQUID SECURITIES: Securities that do not have a        The Fund may invest no more than 15% of its net assets in illiquid
ready market, and cannot be easily sold within seven      securities.
days at approximately the price that the Fund has
valued them. Illiquid securities include repurchase
agreements maturing in more than seven days.

SHORT-TERM DEBT INVESTMENTS: These instruments include    The Fund may invest in these instruments either as a means to achieve
(1) time deposits, certificates of deposit and bankers    its investment objective or, more commonly, as temporary defensive
acceptances issued by a U.S. commercial bank; (2)         investments or pending investment in the Fund's principal investment
commercial paper of the highest quality rating; (3)       securities. When investing all or a significant portion of its assets in
short-term debt obligations with the highest quality      these instruments, the Fund may not be able to achieve its investment
rating; (4) U.S. government securities; and (5)           objective.
repurchase agreements collateralized by those
instruments.

TIME DEPOSITS: Time deposits are non-negotiable           Time deposits maturing in more than seven days will not be purchased by
deposits maintained in a banking institution for a        the Fund, and time deposits maturing from two business days through
specified period of time at a stated interest rate.       seven calendar days will not exceed 15% of the total assets of the Fund.

SECURITIES                                                                            HOW WE USE THEM
-------------------------------------------------------   ------------------------------------------------------------------------
ZERO COUPON AND PAY-IN-KIND BONDS: Zero coupon bonds      The Fund may purchase fixed-income securities, including zero coupon
are debt obligations which do not entitle the holder      bonds and PIK bonds, consistent with its investment objective.
to any periodic payments of interest prior to maturity
or a specified date when the securities begin paying
current interest, and therefore are issued and traded
at a discount from their face amounts or par value.
Pay-in-kind ("PIK") bonds pay interest through the
issuance to holders of additional securities.

AMERICAN DEPOSITARY RECEIPTS (ADRS), EUROPEAN             The Fund may invest in sponsored and unsponsored ADRs. Such ADRs that
DEPOSITARY RECEIPTS (EDRS), AND GLOBAL DEPOSITARY         the Fund may invest in will be those that are actively traded in the
RECEIPTS (GDRS): ADRs are receipts issued by a U.S.       United States.
depositary (usually a U.S. bank) and EDRs and GDRs are
receipts issued by a depositary outside of the U.S.       In conjunction with its investments in foreign securities, the Fund may
(usually a non-U.S. bank or trust company or a foreign    also invest in sponsored and unsponsored EDRs and GDRs.
branch of a U.S. bank). Depositary receipts represent
an ownership interest in an underlying security that
is held by the depositary. Generally, the underlying
security represented by an ADR is issued by a foreign
issuer and the underlying security represented by an
EDR or GDR may be issued by a foreign or U.S. issuer.
Sponsored depositary receipts are issued jointly by
the issuer of the underlying security and the
depositary, and unsponsored depositary receipts are
issued by the depositary without the participation of
the issuer of the underlying security. Generally, the
holder of the depositary receipt is entitled to all
payments of interest, dividends or capital gains that
are made on the underlying security.

BRADY BONDS: These are debt securities issued under       The Fund may invest in Brady Bonds consistent with its respective
the framework of the Brady Plan, an initiative            investment objective. We believe that economic reforms undertaken by
announced by the U.S. Treasury Secretary Nicholas F.      countries in connection with the issuance of Brady Bonds may make the
Brady in 1989, as a mechanism for debtor nations to       debt of countries which have issued or have announced plans to issue
restructure their outstanding external indebtedness       Brady Bonds a viable opportunity for investment.
(generally, commercial bank debt).

SECURITIES                                                                            HOW WE USE THEM
-------------------------------------------------------   ------------------------------------------------------------------------
FUTURES AND OPTIONS: A futures contract is a bilateral    The Fund may invest in futures, options and closing transactions related
agreement providing for the purchase and sale of a        thereto. These activities will not be entered into for speculative
specified type and amount of a financial instrument,      purposes, but rather for hedging purposes and to facilitate the ability
or for the making and acceptance of a cash settlement,    to quickly deploy into the market the Fund's cash, short-term debt
at a stated time in the future for a fixed price. A       securities and other money market instruments at times when the Fund's
call option is a short-term contract pursuant to which    assets are not fully invested. The Fund may only enter into these
the purchaser of the call option, in return for the       transactions for hedging purposes if it is consistent with its
premium paid, has the right to buy the security or        respective investment objective and policies. The Fund may not engage in
other financial instrument underlying the option at a     such transactions to the extent that obligations resulting from these
specified exercise price at any time during the term      activities, in the aggregate, exceed 25% of the Fund's assets. In
of the option. A put option is a similar contract         addition, the Fund may enter into futures contracts, purchase or sell
which gives the purchaser of the put option, in return    options on futures contracts, and trade in options on foreign
for a premium, the right to sell the underlying           currencies, and may enter into closing transactions with respect to such
security or other financial instrument at a specified     activities to hedge or "cross hedge" the currency risks associated with
price during the term of the option.                      its investments. Generally, futures contracts on foreign currencies operate similarly to futures contracts concerning securities, and options on foreign currencies operate similarly to options on securities. See also "Foreign Currency Transactions" below.

FOREIGN CURRENCY TRANSACTIONS: A forward foreign          Although the Fund values its assets daily in terms of U.S. dollars, it
currency exchange contract involves an obligation to      does not intend to convert its holdings of foreign currencies into U.S.
purchase or sell a specific currency on a fixed future    dollars on a daily basis. The Fund may, however, from time to time,
date at a price that is set at the time of the            purchase or sell foreign currencies and/or engage in forward foreign
contract. The future date may be any number of days       currency transactions in order to expedite settlement of Fund
from the date of the contract as agreed by the parties    transactions and to minimize currency value fluctuations.
involved.

INTEREST RATE SWAP AND INDEX SWAP AGREEMENTS: In an       The Fund may use interest rate swaps to adjust its sensitivity to
interest rate swap, a fund receives payment from          interest rates by changing its duration. We may also use interest rate
another party based on a floating interest rate in        swaps to hedge against changes in interest rates. We use index swaps to
return for making payments based on a fixed interest      gain exposure to markets that the Fund invests in, such as the corporate
rate. An interest rate swap can also work in reverse,     bond market. We may also use index swaps as a substitute for futures,
with a fund receiving payments based on a fixed           options or forward contracts if such contracts are not directly
interest rate and making payments based on a floating     available to the Fund on favorable terms.
interest rate. In an index swap, a fund receives gains
or incurs losses based on the total return of an          Interest rate swaps and index swaps will be considered illiquid
index, in exchange for making fixed or floating           securities.
interest rate payments to another party.

The Fund may also invest in other securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover will exceed 100% and may be considerably in excess of 200%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.


TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that we do so, the Fund may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

            RISKS                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------   --------------------------------------------------------------
MARKET RISK is the risk that all or   We maintain a long-term approach and focus on securities that
a majority of the securities in a     we believe can continue to provide returns over an extended
certain market-like the stock or      period of time regardless of these interim market
bond market-will decline in value     fluctuations. Generally, we do not try to predict overall
because of factors such as economic   market movements or trade for short-term purposes.
conditions, future expectations or
investor confidence.                  In evaluating the use of an index swap for the Fund, we
                                      carefully consider how market changes could affect the swap
Index swaps are subject to the same   and how that compares to our investing directly in the market
market risks as the investment        the swap is intended to represent. When selecting dealers with
market or sector that the index       whom we would make interest rate or index swap agreements for
represents. Depending on the actual   the Fund, we focus on those dealers with high quality ratings
movements of the index and how well   and do careful credit analysis before engaging in the
the portfolio manager forecasts       transaction.
those movements, a fund could
experience a higher or lower return
than anticipated.

INTEREST RATE RISK is the risk that   We limit the amount of the Fund's assets invested in any one
securities, particularly bonds with   industry and in any individual security.
longer maturities, will decrease in
value if interest rates rise and      The Fund is subject to various interest rate risks depending
increase in value if interest rates   upon its investment objectives and policies. We cannot
fall. Investments in equity           eliminate that risk, but we do try to address it by monitoring
securities issued by small and        economic conditions, especially interest rate trends and their
medium sized companies, which often   potential impact on the Fund. The Fund does not try to
borrow money to finance operations,   increase returns on its investments in debt securities by
may also be adversely affected by     predicting and aggressively capitalizing on interest rate
rising interest rates.                movements.

Swaps may be particularly sensitive   The Fund, by investing in swaps, is subject to additional
to interest rate changes. Depending   interest rate risk. The Fund will not invest in interest rate
on the actual movements of interest   or index swaps with maturities of more than two years. Each
rates and how well the portfolio      business day we will calculate the amount the Fund must pay
manager anticipates them, a           for any swaps it holds and will segregate enough cash or other
portfolio could experience a higher   liquid securities to cover that amount.
or lower return than anticipated.
For example, if a portfolio holds
interest rate swaps and is required
to make payments based on variable
interest rates, it will have to
make increased payments if interest
rates rise, which will not
necessarily be offset by the
fixed-rate payments it is entitled
to receive under the swap
agreement.

CREDIT RISK is the possibility that   Our careful, credit-oriented bond selection and our commitment
a bond's issuer (or an entity that    to hold a diversified selection of high-yield bonds are
insures the bond) will not be able    designed to manage this risk.
to make timely payments of interest
and principal.                        It is likely that protracted periods of economic uncertainty would cause increased volatility in the market prices of
Investing in so-called "junk" or      high-yield bonds, an increase in the number of high-yield bond
"high-yield" bonds entails the risk   defaults and corresponding volatility in the Fund's net asset
of principal loss, which may be       value.
greater than the risk involved in
investment grade bonds. High-yield    Our holdings of high quality investment grade bonds are less
bonds are sometimes issued by         subject to credit risk and may help to balance any credit
companies whose earnings at the       problems experienced by individual high-yield bond issuers or
time the bond is issued are less      foreign issuers.
than the projected debt payments on
the bonds.                            When selecting dealers with whom we would make interest rate or index swap agreements, we focus on those with high quality
Some analysts believe a protracted    ratings and do careful credit analysis before investing.
economic downturn would severely
disrupt the market for high-yield
bonds, adversely affect the value
of outstanding bonds and adversely
affect the ability of high-yield
issuers to repay principal and
interest.

FOREIGN RISK is the risk that         We attempt to reduce the risks presented by such investments
foreign securities may be adversely   by conducting world-wide fundamental research with an emphasis
affected by political instability,    on company visits. In addition, we monitor current economic
changes in currency exchange rates,   and market conditions and trends, the political and regulatory
foreign economic conditions or        environment and the value of currencies in different countries
inadequate regulatory and             in an effort to identify the most attractive countries and
accounting standards. In addition,    securities. Additionally, when currencies appear significantly
there is the possibility of           overvalued compared to average real exchange rates, the Fund
expropriation, nationalization or     may hedge exposure to those currencies for defensive purposes.
confiscatory taxation, taxation of
income earned in foreign nations or
other taxes imposed with respect to
investments in foreign nations,
foreign exchange controls, which
may include suspension of the
ability to transfer currency from a
given country, and default in
foreign government securities. As a
result of these factors, foreign
securities markets may be less
liquid and more volatile than U.S.
markets and the Funds may
experience difficulties and delays
in converting foreign currencies
back into U.S. dollars. Such events
may cause the value of certain
foreign securities to fluctuate
widely and may make it difficult to
accurately value foreign
securities.

Several European countries began
participating in the European
Economic and Monetary Union, which
has established a common currency
for participating countries. This
currency is commonly known as the
"Euro." The long-term consequences
of the Euro conversion for foreign
exchange rates, interest rates and
the value of European securities in
which the Fund may invest are
unclear. The consequences may
adversely affect the value and/or
increase the volatility of
securities held by the Fund.

CURRENCY RISK is the risk that the    The Fund may be affected by changes in currency rates and
value of an investment may be         exchange control regulations and may incur costs in connection
negatively affected by changes in     with conversions between currencies. To hedge this currency
foreign currency exchange rates.      risk associated with investments in non-U.S. dollar
Adverse changes in exchange rates     denominated securities, the Fund which focuses on global and
may reduce or eliminate any gains     international investments may invest in forward foreign
produced by investments that are      currency contracts. Those activities pose special risks which
denominated in foreign currencies     do not typically arise in connection with investments in U.S.
and may increase losses.              securities. In addition, the Fund may engage in foreign
                                      currency options and futures transactions.

EMERGING MARKETS RISK is the          The Fund may invest a portion of its assets in securities of
possibility that the risks            issuers located in emerging markets. The Fund cannot eliminate
associated with international         these risks but will attempt to reduce these risks through
investing will be greater in          portfolio diversification, credit analysis, and attention to
emerging markets than in more         trends in the economy, industries and financial markets and
developed foreign markets because,    other relevant factors.
among other things, emerging
markets may have less stable
political and economic
environments. In addition, in many
emerging markets, there is
substantially less publicly
available information about issuers
and the information that is
available tends to be of a lesser
quality. Economic markets and
structures tend to be less mature
and diverse and the securities
markets which are subject to less
government regulation or
supervision may also be smaller,
less liquid and subject to greater
price volatility.

LOWER RATED FIXED-INCOME SECURITIES   The Fund will limit its investments in high-risk, high-yield
(high-yield, high-risk securities),   fixed-income securities of foreign governments including, with
while generally having higher         specified limitations, Brady Bonds to 30% of its assets. The
yields, are subject to reduced        Fund will also attempt to reduce the risk associated with its
creditworthiness of issuers,          investment in high-yield debt securities through portfolio
increased risks of default and a      diversification, credit analysis, attention to trends in the
more limited and less liquid          economy, industries and financial markets, and complying with
secondary market than higher rated    the limits on the exposure to this asset class described in
securities. These securities are      this Prospectus.
subject to greater price volatility
and risk of loss of income and
principal than are higher rated
securities. Lower rated and unrated
fixed-income securities tend to
reflect short-term corporate and
market developments to a greater
extent than higher rated
fixed-income securities, which
react primarily to fluctuations in
the general level of interest
rates. Fixed-income securities of
this type are considered to be of
poor standing and primarily
speculative. Such securities are
subject to a substantial degree of
credit risk.

LIQUIDITY RISK is the possibility     We limit the Fund's exposure to illiquid securities as
that securities cannot be readily     described under "Additional Investment Information - Illiquid
sold within seven days at             Securities."
approximately the price that the
Fund values them.                     Swap agreements entered into by the Fund will be treated as illiquid securities. However, most swap dealers will be
The high-yield secondary market is    willing to repurchase interest rate swaps.
particularly susceptible to
liquidity problems when
institutional investors, such as
mutual funds and other certain
financial institutions, temporarily
stop buying bonds for regulatory,
financial or other reasons.

FUTURES CONTRACTS, OPTIONS ON         The Fund may use certain options strategies or may use futures
FUTURES CONTRACTS, FORWARD            contracts and options on futures contracts. The Fund will not
CONTRACTS, AND CERTAIN OPTIONS used   enter into futures contracts and options thereon to the extent
as investments for hedging and        that more than 5% of its assets are required as futures
other non-speculative purposes        contract margin deposits and premiums on options and only to
involve certain risks. For example,   the extent that obligations under such futures contracts and
a lack of correlation between price   options thereon would not exceed 20% of the Fund's total
changes of an option or futures       assets.
contract and the assets being
hedged could render a Fund's          See also "Foreign Risk" and "Currency Risk" above.
hedging strategy unsuccessful and
could result in losses. The same
results could occur if movements of
foreign currencies do not correlate
as expected by the investment
advisor at a time when a Fund is
using a hedging instrument
denominated in one foreign currency
to protect the value of a security
denominated in a second foreign
currency against changes caused by
fluctuations in the exchange rate
for the dollar and the second
currency. If the direction of
securities prices, interest rates
or foreign currency prices is
incorrectly predicted, the Fund
will be in a worse position than if
such transactions had not been
entered into. In addition, since
there can be no assurance that a
liquid secondary market will exist
for any contract purchased or sold,
a Fund may be required to maintain
a position (and in the case of
written options may be required to
continue to hold the securities
used as cover) until exercise or
expiration, which could result in
losses. Further, options and
futures contracts on foreign
currencies, and forward contracts,
entail particular risks related to
conditions affecting the underlying
currency. Over-the-counter
transactions in options and forward
contracts also involve risks
arising from the lack of an
organized exchange trading
environment.

ZERO COUPON AND PAY-IN-KIND BONDS     The Fund may invest in zero coupon and pay-in-kind bonds to
are generally considered to be more   the extent consistent with its investment objective. We cannot
interest sensitive than               eliminate the risks of zero coupon bonds, but we do try to
income-bearing bonds, to be more      address them by monitoring economic conditions, especially
speculative than interest-bearing     interest rate trends and their potential impact on the Fund.
bonds, and to have certain tax
consequences which could, under
certain circumstances be adverse to
the Fund. For example, the Fund
accrues, and is required to
distribute to shareholders, income
on its zero coupon bonds. However,
the Fund may not receive the cash
associated with this income until
the bonds are sold or mature. If
the Fund does not have sufficient
cash to make the required
distribution of accrued income, the
Fund could be required to sell
other securities in its portfolio
or to borrow to generate the cash
required.

             RISKS                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------   --------------------------------------------------------------
PORTFOLIO TURNOVER RATES reflect      The Fund will normally experience an annual portfolio turnover
the amount of securities that are     rate exceeding 200%.
replaced from the beginning of the
year to the end of the year by the
Fund. The higher the amount of
portfolio activity, the higher the
brokerage costs and other
transaction costs of the Fund are
likely to be. The amount of
portfolio activity will also affect
the amount of taxes payable by the
Fund's shareholders that are
subject to federal income tax, as
well as the character (ordinary
income vs. capital gains) of such
tax obligations.


PREPAYMENT RISK is the risk that      The Fund may invest in Mortgage-Backed Securities,
homeowners will prepay mortgages      Collateralized Mortgage Obligations (CMOs) and Real Estate
during periods of low interest        Mortgage Investment Conduits (REMICs). The Fund takes into
rates, forcing an investor to         consideration the likelihood of prepayment when mortgages are
reinvest money at interest rates      selected. The Fund may look for mortgage securities that have
that might be lower than those on     characteristics that make them less likely to be prepaid, such
the prepaid mortgage.                 as low outstanding loan balances or below-market interest
                                      rates.

TRANSACTION COSTS RISK is the risk    The Fund is subject to transaction costs risk to the extent
that the cost of buying, selling      that its respective objective and policies permit it to
and holding foreign securities,       invest, and it actually does invest, in foreign securities. We
including brokerage, tax and          strive to monitor transaction costs and to choose an efficient
custody costs, may be higher than     trading strategy for the Fund.
those involved in domestic
transactions.

FOREIGN GOVERNMENT SECURITIES RISKS   The Fund attempts to reduce the risks associated with
involve the ability of a foreign      investing in foreign governments by limiting the portion of
government or government-related      portfolio assets that may be invested in such securities.
issuer to make timely principal and
interest payments on its external
debt obligations. This ability to
make payments will be strongly
influenced by the issuer's balance
of payments, including export
performance, its access to
international credits and
investments, fluctuations in
interest rates and the extent of
its foreign reserves.

             RISKS                                     HOW WE STRIVE TO MANAGE THEM
-----------------------------------   --------------------------------------------------------------
VALUATION RISK: A less liquid         We will strive to manage this risk by carefully evaluating
secondary market as described above   individual bonds and by limiting the amount of the Fund's
makes it more difficult for the       assets that can be allocated to privately placed high-yield
Fund to obtain precise valuations     securities.
of the high-yield securities in its
portfolio. During periods of
reduced liquidity, judgment plays a
greater role in valuing high-yield
securities.

LEGISLATIVE AND REGULATORY RISK:      We monitor the status of regulatory and legislative proposals
The United States Congress has from   to evaluate any possible effects they might have on the Fund's
time to time taken or considered      portfolio.
legislative actions that could
adversely affect the high-yield
bond market. For example,
Congressional legislation has, with
some exceptions, generally
prohibited federally insured
savings and loan institutions from
investing in high-yield securities.
Regulatory actions have also
affected the high-yield market.
Similar actions in the future could
reduce liquidity for high-yield
securities, reduce the number of
new high-yield securities being
issued and could make it more
difficult for the Fund to attain
its investment objective.


DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER AND SUB-ADVISOR
Effective September 1, 2004, the Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For these services, the manager is entitled to receive an aggregate fee of 0.55% of the Fund's average daily net assets.


Prior to September 1, 2004, the Fund was sub-advised by Delaware International Advisers Ltd. ("DIAL") which furnished investment recommendations, assets allocation advice, research and other investment services regarding foreign securities for the Fund. For its services to the Fund, DIAL was paid a sub-advisory fee equal to the fee received by the manager that is attributable to the foreign assets in the Fund's investment portfolio.

A discussion regarding the basis upon which the Fund's Board of Trustees approves investment advisory contracts of the Fund is available in the Fund's Annual Report to Shareholders for the period ending October 30, 2004.

PORTFOLIO MANAGERS
Timothy L. Rabe, Paul Grillo and Philip R. Perkins have primary responsibility for making day-to-day investment decisions for the Fund. When making decisions for the Fund, Messrs. Rabe, Grillo and Perkins regularly consult with Ryan
K. Brist and Stephen R. Cianci.


TIMOTHY L. RABE, Senior Vice President/Senior Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, Mr. Rabe worked as a tax analyst for The Northern Trust Company. Mr. Rabe is a CFA charterholder.

PAUL GRILLO, Vice President/Senior Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as Mortgage Strategist and Portfolio Manager at Chemical Investment Group and as Financial Analyst at Chemical Bank. Mr. Grillo is a CFA charterholder.

PHILIP R. PERKINS, Senior Vice President/Senior Portfolio Manager, holds a B.A. from the University of Notre Dame. He joined Delaware Investments in June 2003 from Deutsche Bank A.G., where he served as a Managing Director in Global Markets. He was Chief Operating Officer for the Bank's Emerging Markets Division, based in London. From 1998 to 2001, he was based in Moscow and responsible for Local Markets Trading. Prior to that, Mr. Perkins was Chief Executive Officer of Dinner Key Advisors Inc., a Registered Broker dealer founded to trade derivative mortgage backed bonds with institutional clients. He began his career at Salomon Brothers, where he was a Mortgage/CMO trader from 1985 to 1990.


RYAN K. BRIST, Executive Vice President/Managing Director/Chief Investment Officer, Fixed Income, earned his bachelor's degree from Indiana University. Prior to joining Delaware Investments in August 2000, he served as a Senior Trader and Corporate Specialist for Conseco Capital Management's fixed-income group. He previously worked in oil/gas investment banking as an Analyst for Dean Witter Reynolds in New York. He is a CFA Charterholder.

STEPHEN R. CIANCI, Senior Vice President/Senior Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.

WHO'S WHO?

This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                  BOARD OF TRUSTEES
                                                       THE FUND
INVESTMENT MANAGER                                                                           CUSTODIAN
Delaware Management Company                                                                  JP Morgan Chase Bank
2005 Market Street                                                                           4 Chase Metrotech Center
Philadelphia, PA 19103-7094                            THE FUND                              Brooklyn, NY 11245

                              DISTRIBUTOR                              SERVICE AGENT
                              Delaware Distributors, L.P.              Delaware Service Company, Inc.
                              2005 Market Street                       2005 Market Street
                              Philadelphia, PA 19103-7094              Philadelphia, PA 19103-7094

                              FINANCIAL INTERMEDIARY WHOLESALER
                              Lincoln Financial Distributors, Inc.
                              2001 Market Street
                              Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page 24 for details)

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker-dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients; and

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order.


We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8992. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family. We may refuse the purchase side of any exchange request, if, in the Investment Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies or would otherwise potentially be adversely affected. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be refused.


FREQUENT TRADING OF FUND SHARES (MARKET TIMING)


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING


By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.


TRANSACTION MONITORING PROCEDURES


The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.


LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING


Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends, if any, are declared daily and paid monthly. Capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.


In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS


INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS

The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                               YEAR ENDED
                                                                                    10/31
 DELAWARE DIVERSIFIED INCOME FUND                                     2004           2003
-------------------------------------------------------------   ----------     ----------
Net asset value, beginning of period                            $    8.600     $    8.960

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(1)                                             0.399          0.395
Net realized and unrealized gain (loss) on investments and
foreign currencies                                                   0.439          0.806
                                                                ----------     ----------
Total from investment operations                                     0.838          1.201
                                                                ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net investment income                                               (0.455)        (1.287)
                                                                ----------     ----------
Net realized gain on investments                                    (0.053)        (0.274)
                                                                ----------     ----------
Total dividends and distributions                                   (0.508)        (1.561)
                                                                ----------     ----------

NET ASSET VALUE, END OF PERIOD                                  $    8.930     $    8.600
                                                                ==========     ==========

TOTAL RETURN(2)                                                      10.05%         15.10%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)                         $    6,194     $      567
Ratio of expenses to average net assets                               0.77%          0.75%
Ratio of expenses to average net assets prior to expense
 limitations and expenses paid indirectly                             0.89%          1.30%
Ratio of net investment income to average net assets                  4.58%          4.76%
Ratio of net investment income to average net assets prior to
 expense limitation and expenses paid indirectly                      4.46%          4.21%
Portfolio turnover                                                     452%           620%

(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

As of October 31, 2002, the Delaware Diversified Income Fund Institutional Class had one share outstanding representing the initial seed purchase. Shareholder data for this class is not disclosed because management does not believe it is meaningful.

HOW TO READ THE FINANCIAL HIGHLIGHTS

NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION  (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a Fund's 80% Policy means the total value of all assets in the Fund's portfolio, minus any liabilities, plus the amount of the Fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 COMPOSITE STOCK PRICE INDEX
The S&P 500 Composite Stock Price Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stocks or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE DIVERSIFIED INCOME FUND

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi-annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, be e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972

DELAWARE DIVERSIFIED INCOME FUND SYMBOLS            CUSIP              NASDAQ
----------------------------------------          --------             ------
Institutional Class                               246248587             DPFFX

                       [LOGO OF DELAWARE INVESTMENTS(SM)]

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

GROWTH EQUITY



PROSPECTUS  FEBRUARY 25, 2005


--------------------------------------------------------------------------------
            DELAWARE U.S. GROWTH FUND
            CLASS A o CLASS B o CLASS C o CLASS R


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS


FUND PROFILE                                                             PAGE  3
Delaware U.S. Growth Fund                                                      3

HOW WE MANAGE THE FUND PAGE                                                    7
Our investment strategies                                                      7
The securities we typically invest in                                          8
The risks of investing in the Fund                                            10
Disclosure of portfolio holdings information                                  12

WHO MANAGES THE FUND                                                     PAGE 13
Investment manager                                                            13
Portfolio managers                                                            13
Who's who?                                                                    14

ABOUT YOUR ACCOUNT                                                       PAGE 16
Investing in the Fund                                                         16
Choosing a share class                                                        16
How to reduce your sales charge                                               20
How to buy shares                                                             21
Fair valuation                                                                22
Retirement plans                                                              22
How to redeem shares                                                          23
Account minimums                                                              24
Special services                                                              25
Frequent trading of Fund shares (market timing)                               26
Dividends, distributions and taxes                                            28

CERTAIN MANAGEMENT CONSIDERATIONS                                        PAGE 29

FINANCIAL HIGHLIGHTS                                                     PAGE 30

GLOSSARY                                                                 PAGE 33

PROFILE: DELAWARE U.S. GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware U.S. Growth Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Although the Fund will strive to meet its investment goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in common stocks. Our goal is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions. We may also invest up to 20% of the Fund's assets in debt securities and bonds. We may also invest in convertible bonds, preferred stock and convertible preferred stocks, provided that these instruments, when aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.
o    Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o    Investors whose primary goal is to receive current income.

HOW HAS DELAWARE U.S. GROWTH FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Class A shares have varied over the past ten calendar years, as well as average annual returns of all shares for one-year, five-year and ten-year or lifetime periods, as applicable. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's returns reflect expense caps. The returns would be lower without the caps.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (CLASS A)]

YEAR-BY-YEAR TOTAL RETURN (Class A)


        1995                   23.94%
        1996                   19.56%
        1997                   30.93%
        1998                   29.57%
        1999                   40.34%
        2000                   -7.60%
        2001                  -24.36%
        2002                  -29.01%
        2003                   23.28%
        2004                    3.01%

During the periods illustrated in this bar chart, the Fund's highest quarterly return was 30.56% for the quarter ended December 31, 1999 and its lowest quarterly return was -21.01% for the quarter ended March 31, 2001.


The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the total returns in the previous paragraph or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual returns shown on page [__] do include the sales charge.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                                             10 YEARS
                                                                                OR
                                                       1 YEAR   5 YEARS     LIFETIME**
                                                       ------   -------     ----------
Class A return before taxes                             -2.92%    -9.90%      7.68%
Class A return after taxes on distributions             -2.92%    -9.94%      5.89%
Class A return after taxes on distributions
 and sale of Fund shares                                -1.90%    -8.12%      5.77%
Class B (if redeemed) return before taxes*              -1.58%    -9.86%      7.69%
Class C (if redeemed) return before taxes*               1.32%    -9.46%      7.59%
Class R (if redeemed) return before taxes*               2.84%      N/A       8.88%
S&P 500 Index
 (reflects no deduction for fees, expenses, or taxes)   10.87%     2.30%     12.07%


The Fund's returns are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities. Maximum sales charges are included in the Fund returns above.


After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

* Total returns assume redemption of shares at end of period. If shares were not redeemed, the returns before taxes for Class B would be 2.42%, -9.46% and 7.69% for the one-year, five-year and ten-year periods, respectively. If shares were not redeemed, the returns before taxes for Class C would be 2.32%, -9.46% and 7.59% for the one-year, five-year and ten-year periods, respectively.
** Lifetime returns are shown if the Fund or Class existed for less than 10 years. Inception dates for Class A, Class B, Class C shares were December 3, 1993, March 29, 1994, May 23, 1994 and June 2, 2003, respectively. The ten-year returns for Class B shares reflect conversion to Class A shares after eight years. S&P 500 Index returns are for Class A's ten-year period. S&P 500 Index reports returns on a monthly basis. Index returns for Class R lifetime was 10.37%.


WHAT ARE THE FUND'S FEES AND EXPENSES?

SALES CHARGES are fees paid directly from your investments when you buy or sell shares of the Fund.

CLASS                                                     A             B             C             R
----------------------------------------------------   --------      --------      --------      --------
Maximum sales charge (load) imposed on purchases as        5.75%         none          none          none
 a percentage of offering price
Maximum contingent deferred sales charge (load) as a       none(1)       4.00%(2)      1.00%(3)      none
 percentage of original purchase price or redemption
 price, whichever is lower
Maximum sales charge (load) imposed on reinvested          none          none          none          none
 dividends
Redemption fees                                            none          none          none          none
Exchange fees(4)                                           none          none          none          none

Annual fund operating expenses are deducted from the Fund's assets.


CLASS                                                     A          B          C          R
----------------------------------------------------   --------   --------   --------   --------
Management fees                                            0.65%      0.65%      0.65%      0.65%
Distribution and service (12b-1) fees(5)                   0.35%      1.00%      1.00%      0.60%
Other expenses(6)                                          0.84%      0.84%      0.84%      0.84%
Total operating expenses                                   1.84%      2.49%      2.49%      2.09%
Fee waivers and payments(7)                               (0.44)%    (0.39)%    (0.39)%    (0.39)%
Net expenses                                               1.40%      2.10%      2.10%      1.70%

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown.(8) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.

CLASS(9)      A          B             B             C              C            R
--------   --------   --------   --------------   --------   --------------   --------
                                  (IF REDEEMED)                (IF REDEEMED)
1 year     $    709   $    213   $          613   $    213   $          313   $    173
3 years    $  1,080   $    738   $        1,013   $    738   $          738   $    617
5 years    $  1,475   $  1,291   $        1,516   $  1,291   $        1,291   $  1,088
10 years   $  2,576   $  2,636   $        2,636   $  2,797   $        2,797   $  2,390


     (1) A purchase of Class A shares of $1 million or more may be made at net asset value. However, if you buy the shares through a financial advisor who is paid a commission, a contingent deferred sales charge will apply to redemptions made within two years of purchase. Additional Class A purchase options that involve a contingent deferred sales charge may be permitted from time to time and will be disclosed in the Prospectus if they are available.
     (2) If you redeem Class B shares during the first year after you buy them, you will pay a contingent deferred sales charge of 4.00%, which declines to 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.
     (3) Class C shares redeemed within one year of purchase are subject to a 1% contingent deferred sales charge.
     (4) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.


     (5) Class A shares are subject to a 12b-1 fee of 0.35% of average daily net assets and Class B and Class C shares are each subject to a 12b-1 fee of 1.00% of average daily net assets. Class R shares are subject to a 12b-1 fee of 0.60% of average daily net assets. The Fund's distributor has contracted to limit the Class A shares 12b-1 fee through February 28, 2006 to no more than 0.30% of average daily net assets.

     (6) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

     (7) The investment manager has contracted to waive fees and pay expenses through February 28, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses, 12b-1 fees and certain insurance costs) from exceeding 1.10% of average daily net assets.

     (8) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

     (9) The Class B example reflects the conversion of Class B shares to Class A shares after approximately eight years. Information for the ninth and tenth years reflects expenses of the Class A shares.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware U.S. Growth Fund seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium and large-sized companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o    low dividend yields;
o    strong balance sheets; and
o    high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o    management changes;
o    new products;
o    structural changes in the economy; or
o    corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.

SECURITIES                                                                             HOW WE USE THEM
------------------------------------------------------------    ------------------------------------------------------------
                                                                                  DELAWARE U.S. GROWTH FUND
                                                                ------------------------------------------------------------
COMMON STOCKS: Securities that represent shares of ownership    Generally, we invest 85% to 100% of the Fund's net assets
in a corporation. Stockholders participate in the               in common stock of companies that we think have
corporation's profits and losses, proportionate to the          appreciation potential. We may invest in companies of all
number of shares they own.                                      sizes, but typically focus on medium and large-size
                                                                companies.

FOREIGN SECURITIES AND AMERICAN DEPOSITARY RECEIPTS:            The Fund may invest up to 20% of its assets in securities of
Securities of foreign entities issued directly or, in the       foreign issuers. Such foreign securities may be traded on a
case of American Depositary Receipts (ADRs), through a U.S.     foreign exchange, or they may be in the form of American
bank. ADRs represent a bank's holding of a stated number of     Depositary Receipts (ADRs). Direct ownership of foreign
shares of a foreign corporation. An ADR entitles the holder     securities will typically not be a significant part of our
to all dividends and capital gains earned by the underlying     strategy. We may, however own ADRs when we think they offer
foreign shares. ADRs are bought and sold in the same way as     greater appreciation potential than domestic stocks.
U.S. securities.

REPURCHASE AGREEMENTS: An agreement between a buyer of          Typically, we use repurchase agreements as a short-term
securities, such as the Fund, and a seller of securities, in    investment for the Fund's cash position. In order to enter
which the seller agrees to buy the securities back within a     into these repurchase agreements, the Fund must have
specified time at the same price the buyer paid for them,       collateral of 102% of the repurchase price. The Fund would
plus an amount equal to an agreed upon interest rate.           only enter into repurchase agreements in which the
Repurchase agreements are often viewed as equivalent to         collateral is comprised of U.S. government securities.
cash.

RESTRICTED SECURITIES: Privately placed securities whose        We may invest in privately placed securities including those
resale is restricted under securities law.                      that are eligible for resale only among certain
                                                                institutional buyers without registration, which are
                                                                commonly known as Rule 144A Securities. Restricted
                                                                securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is
                                                                described below.

ILLIQUID SECURITIES: Securities that do not have a ready        We may invest up to 10% of net assets in illiquid
market, and cannot be easily sold within seven days at          securities.
approximately the price that a fund has valued them.

FIXED-INCOME SECURITIES: Securities that may include debt       We may invest up to 20% of the Fund's assets in debt
securities, bonds, convertible bonds, as well as,               securities and bonds. We may also invest up to 10% of this
non-investment grade fixed-income securities.                   portion in non-investment grade bonds if we believe that
                                                                doing so would help us to meet the Fund's objective. We may also invest in convertible bonds, preferred stocks and
                                                                convertible preferred stock, provided that these
                                                                investments, when aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

SECURITIES                                                                             HOW WE USE THEM
------------------------------------------------------------    ------------------------------------------------------------
                                                                                  DELAWARE U.S. GROWTH FUND
                                                                ------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a right to buy or        If we have stocks that appreciated in price, we may want to
sell a security or group of securities at an agreed upon        protect those gains when we anticipate adverse conditions.
price at a future date. The purchaser of an option may or       We might use options or futures to neutralize the effect of
may not choose to go through with the transaction.              any anticipated price declines, without selling the
                                                                security. We might also use options or futures to gain
                                                                exposure to a particular market segment without purchasing individual securities in that segment, particularly if we
                                                                had excess cash that we wanted to invest quickly.

Writing a call option on a security obligates the owner of
the security to sell it at an agreed upon price on an agreed
upon date (usually no more than nine months in the future.)     We might use covered call options if we believe that doing
The owner of the security receives a premium payment from       so would help the Fund to meet its investment objective.
the purchaser of the call, but if the security appreciates
to a price greater than the agreed upon selling price, the      Use of these strategies can increase the operating costs of
fund would lose out on those gains. A call option written by    the Fund and can lead to loss of principal.
the Fund is "covered" if the Fund owns the security
underlying the option or has an absolute and immediate right to acquire that security without additional cash
consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date. Unlike an option, a futures contract must be executed unless it is sold before the settlement date.

Options and futures are generally considered to be derivative securities.

The Fund may also invest in other securities, including preferred stock and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to one-third of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.


PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.


TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that we do so, the Fund may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and other risks not discussed here.

                            RISKS                                               HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------    ------------------------------------------------------------
                                                                                  DELAWARE U.S. GROWTH FUND
                                                                ------------------------------------------------------------
MARKET RISK is the risk that all or a majority of the           We maintain a long-term investment approach and focus on
securities in a certain market -- like the stock or bond        stocks we believe can appreciate over an extended time frame
market -- will decline in value because of factors such as      regardless of interim market fluctuations. We do not try to
economic conditions, future expectations or investor            predict overall stock market movements and generally do not
confidence.                                                     trade for short-term purposes.

                                                                We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

INDUSTRY AND SECURITY RISK is the risk that the value of        We limit the amount of Delaware U.S. Growth Fund's assets
securities in a particular industry or the value of an          invested in any one industry and in any individual security.
individual stock or bond will decline because of changing
expectations for the performance of that industry or for the individual company issuing the stock or bond.

FOREIGN RISK is the risk that foreign securities may be         We attempt to reduce the risks presented by such investments
adversely affected by political instability, changes in         by conducting world-wide fundamental research with an
currency exchange rates, foreign economic conditions or         emphasis on company visits. In addition, we monitor current
inadequate regulatory and accounting standards. In addition,    economic and market conditions and trends, the political and
there is the possibility of expropriation, nationalization      regulatory environment and the value of currencies in
or confiscatory taxation, taxation of income earned in          different countries in an effort to identify the most
foreign nations or other taxes imposed with respect to          attractive countries and securities. Additionally, when
investments in foreign nations, foreign exchange controls,      currencies appear significantly overvalued compared to
which may include suspension of the ability to transfer         average real exchange rates, the Fund may hedge exposure to
currency from a given country, and default in foreign           those currencies for defensive purposes.
government securities. As a result of these factors, foreign securities markets may be less liquid and more volatile than
U.S. markets and the Funds may experience difficulties and
delays in converting foreign currencies back into U.S.
dollars. Such events may cause the value of certain foreign
securities to fluctuate widely and may make it difficult to
accurately value foreign securities.

Several European countries began participating in the European Economic and Monetary Union, which has established a common currency for participating countries. This currency is commonly known as the "Euro." The long-term consequences of the Euro conversion for foreign exchange rates, interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


LIQUIDITY RISK is the possibility that securities cannot be     We limit exposure to illiquid securities.
readily sold within seven days at approximately the price
that a fund has valued them.

                            RISKS                                               HOW WE STRIVE TO MANAGE THEM
------------------------------------------------------------    ------------------------------------------------------------
                                                                                  DELAWARE U.S. GROWTH FUND
                                                                ------------------------------------------------------------
CREDIT RISK is the possibility that a bond's issuer (or an      Fixed-income securities are not typically a significant
entity that insures the bond) will be unable to make timely     component of our strategy. However, when we do invest in
payments of interest and principal. Bonds rated below           fixed-income securities, we will not hold more than 10% of
investment grade are particularly subject to this risk.         net assets in high-yield, non-investment grade bonds. This limitation, combined with our careful, credit-oriented bond selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.


FUTURES AND OPTIONS RISK is the possibility that a fund may     We will not use futures and options for speculative reasons.
experience a loss if it employs an options or futures           We may use options and futures to protect gains in the
strategy related to a security or a market index and that       portfolio without actually selling a security. We may also
security or index moves in the opposite direction from what     use options and futures to quickly invest excess cash so
the manager anticipated. Futures and options also involve       that the portfolio is generally fully invested.
additional expenses, which could reduce any benefit or
increase any loss that a fund gains from using the strategy.



PORTFOLIO TURNOVER RATES reflect the amount of securities       The Fund will normally experience an annual portfolio
that are replaced from the beginning of the year to the end     turnover rate exceeding 100%, but this rate is not expected
of the year by the Fund. The higher the amount of portfolio     to exceed 200%.
activity, the higher the brokerage costs and other
transaction costs of the Fund are likely to be. The amount
of portfolio activity will also affect the amount of taxes
payable by the Fund's shareholders that are subject to
federal income tax, as well as the character (ordinary
income vs. capital gains) of such tax obligations.



DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For their services to the Fund, the manager was paid an aggregate fee of 0% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. Mr. Frey has been part of the growth team that has managed the Fund since 2001. In making investment decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.


GERALD S. FREY, Managing Director/Chief Investment Officer, Growth Investing, has 24 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York.

MARSHALL T. BASSETT, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.


JOHN A. HEFFERN, Senior Vice President/Portfolio Manager, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.

JEFFREY W. HYNOSKI, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA from Pace University.

STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.


MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.


LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]


                                                      BOARD OF TRUSTEES
INVESTMENT MANAGER                                                                                   CUSTODIAN
Delaware Management Company                                                                          JP Morgan Chase Bank
2005 Market Street                                         THE FUND                                  4 Chase Metrotech Center
Philadelphia, PA 19103-7094                                                                          Brooklyn, NY 11245

                              DISTRIBUTOR                            SERVICE AGENT
                              Delaware Distributors, L.P.            Delaware Service Company, Inc.
                              2005 Market Street                     2005 Market Street
                              Philadelphia, PA 19103-7094            Philadelphia, PA 19103-7094

                              FINANCIAL INTERMEDIARY WHOLESALER
                              Lincoln Financial Distributors, Inc.
                              2001 Market Street
                              Philadelphia, PA 19103-7055
PORTFOLIO MANAGERS
(see page 13 for details)

                               FINANCIAL ADVISORS

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware U.S. Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

FINANCIAL ADVISORS Financial advisors provide advice to their clients, analyzing their financial objectives and recommending appropriate funds or other investments. Financial advisors are compensated for their services, generally through sales commissions, and through 12b-1 and/or service fees deducted from the fund's assets.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND
You can choose from a number of share classes for the Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial advisor to determine which class best suits your investment goals and time frame.

CHOOSING A SHARE CLASS
CLASS A

     o Class A shares have an up-front sales charge of up to 5.75% that you pay when you buy the shares. The offering price for Class A shares includes the front-end sales charge.

     o If you invest $50,000 or more, your front-end sales charge will be reduced.

     o You may qualify for other reduced sales charges, as described in "How to reduce your sales charge," and under certain circumstances the sales charge may be waived; please see the Statement of Additional Information.

     o Class A shares are also subject to an annual 12b-1 fee no greater than 0.35% (currently, waived not to exceed 0.30%) of average daily net assets, which is lower than the 12b-1 fee for Class B, Class C and Class R shares.

     o Class A shares generally are not subject to a contingent deferred sales charge except in the limited circumstances noted in the table below.

     o Class A shares generally are not available for purchase by anyone qualified to purchase Class R shares.

CLASS A SALES CHARGES

The following sales charge as a percentage of the amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual percentage will vary on the amount invested, rounding and the then-current NAV. Similarly, the actual sales charge as a percentage of offering price may be different due to the amount invested, rounding and the then-current offering price may be greater or lesser than the percentage shown.

                                 SALES CHARGE AS % OF   SALES CHARGE AS % OF
      AMOUNT OF PURCHASE            OFFERING PRICE        AMOUNT INVESTED*
------------------------------   --------------------   --------------------
       Less than $50,000               5.75%                   6.54%
  $50,000 but under $100,000           4.75%                   5.41%
  $100,000 but under $250,000          3.75%                   4.31%
  $250,000 but under $500,000          2.50%                   3.00%
 $500,000 but under $1 million         2.00%                   2.44%


As shown below, there is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if your financial advisor is paid a commission on your purchase, you will have to pay a limited contingent deferred sales charge of 1% if you redeem these shares within the first year and 0.50% if you redeem them within the second year, unless a specific waiver of the charge applies.

                                 SALES CHARGE AS % OF   SALES CHARGE AS % OF
      AMOUNT OF PURCHASE            OFFERING PRICE        AMOUNT INVESTED*
------------------------------   --------------------   --------------------
  $1,000,000 up to $5 million          none                   none
    Next $20 million up to
          $25 million                  none                   none
    Amount over $25 million            none                   none

CLASS B

     o Class B shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge if you redeem your shares within six years after you buy them.

     o If you redeem Class B shares during the first year after you buy them, the shares will be subject to a contingent deferred sales charge of 4.00%. The contingent deferred sales charge is 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0% thereafter.

     o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.


     o For approximately eight years after you buy your Class B shares, the shares are subject to annual 12b-1 fees no greater than 1.00% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.


     o Because of the higher 12b-1 fees, Class B shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

     o Approximately eight years after you buy them, Class B shares automatically convert into Class A shares with a 12b-1 fee of no more than 0.35% (currently no more than 0.30%). Conversion may occur as late as three months after the eighth anniversary of purchase, during which time Class B's higher 12b-1 fees apply.

     o You may purchase only up to $100,000 of Class B shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS C

     o Class C shares have no up-front sales charge, so the full amount of your purchase is invested in the Fund. However, you will pay a contingent deferred sales charge of 1.00% if you redeem your shares within 12 months after you buy them.

     o Under certain circumstances the contingent deferred sales charge may be waived; please see the Statement of Additional Information.

     o Class C shares are subject to an annual 12b-1 fee no greater than 1.00% of average daily net assets, of which 0.25% are service fees paid to the distributor, dealers or others for providing services and maintaining shareholder accounts.

     o Because of the higher 12b-1 fees, Class C shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A and Class R shares.

     o Unlike Class B shares, Class C shares do not automatically convert into another class.

     o You may purchase any amount less than $1,000,000 of Class C shares at any one time. The limitation on maximum purchases varies for retirement plans.

CLASS R

     o Class R shares have no up-front sales charge, so the full amount of your purchase is invested in a fund. Class R shares are not subject to a contingent deferred sales charge.

     o Class R shares are subject to an annual 12b-1 fee no greater than 0.60% of average daily net assets, which is lower than the 12b-1 fee for Class B and Class C shares.

     o Because of the higher 12b-1 fee, Class R shares have higher expenses and any dividends paid on these shares are lower than dividends on Class A shares.

     o Unlike Class B shares, Class R shares do not automatically convert into another class.

     o Class R shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering Class R shares to participants.

Except as noted above, no other IRA accounts are eligible for Class R shares (e.g., no SIMPLE IRA's SEP-IRA's, SAR-SEP IRA's, Roth IRA's, etc.). For purposes of determining plan asset levels, affiliated plans may be combined at the request of the plan sponsor.

DEALER COMPENSATION

Your financial advisor that sells you shares of the Fund may be eligible to receive the following amounts as compensation for your investment in the Fund. These amounts are paid by the distributor to the securities dealer with whom your financial advisor is associated.

                          CLASS A*   CLASS B**   CLASS C***   CLASS R****
                          --------   ---------   ----------   -----------
COMMISSION (%)                   -        4.00%        1.00%            -
Investment up to $49,999      5.00%          -            -             -
$50,000 - $99,999             4.00%          -            -             -
$100,000 - $249,999           3.00%          -            -             -
$250,000 - $499,999           2.00%          -            -             -
$500,000 - $999,999           1.60%          -            -             -
$1,000,000 - $4,999,999       1.00%          -            -             -
$5,000,000 - $24,999,999      0.50%          -            -             -
$25,000,000 +                 0.25%          -            -             -
12B-1 FEE TO DEALER           0.30%       0.25%        1.00%         0.60%


* On sales of Class A shares, the Distributor re-allows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer is eligible to receive up to 0.30% 12b-1 fee applicable to Class A shares, however the Distributor has contracted to limit this amount to 0.30% through February 28, 2006.


** On sales of Class B shares, the Distributor pays your securities dealer an up-front commission of 4.00%. Your securities dealer also may be eligible to receive a 12b-1 of up to 0.25% from the date of purchase. After approximately eight years, Class B shares automatically convert into Class A shares and dealers may then be eligible to receive the 0.30% 12b-1 fee applicable to Class
A.

*** On sales of Class C shares, the Distributor pays your securities dealer an up-front commission of 1.00%. The up-front commission includes an advance of the first year's 12b-1 service fee of up to 0.25%. During the first 12 months, the Distributor retains the full 1.00% 12b-1 fee to partially offset the up-front commission and the prepaid 0.25% service fee advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 1.00% 12b-1 fee applicable to Class C.

**** On sales of Class R shares, the Distributor does not pay your securities dealer an up-front commission. Your securities dealer may be eligible to receive a 12b-1 of up to 0.60% from the date of purchase.

Any account holding Class A shares as of June 1, 2003 (the date Class R shares were made available) continues to be eligible to purchase Class A shares after that date. Any account holding Class R shares is not eligible to purchase Class A shares.

Each share class of the Fund has adopted a separate 12b-1 plan that allows it to pay distribution fees for the sales and distribution of its shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO REDUCE YOUR SALES CHARGE
We offer a number of ways to reduce or eliminate the sales charge on shares. Please refer to the Statement of Additional Information for detailed information and eligibility requirements. You can also get additional information from your financial advisor. You or your financial advisor must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial advisor or the Fund in order to qualify for a reduction in sales charges, such as your other Delaware Fund holdings and the names and holdings of qualifying members. Class R shares have no up-front sales charge.

                                                                                        SHARE CLASS
                                                              ------------------------------------------------------------
      PROGRAM                       HOW IT WORKS                    A                        B                      C
----------------------   ----------------------------------   -------------   --------------------------------------------
Letter of Intent         Through a Letter of Intent you            X          Although the Letter of Intent and Rights
                         agree to invest a certain amount                     of Accumulation do not apply to the
                         in Delaware Investments Funds                        purchase of Class B and Class C shares,
                         (except money market funds with no                   you can combine your purchase of Class A
                         sales charge) over a 13-month                        shares with your purchase of Class B and
                         period to qualify for reduced                        Class C shares to fulfill your Letter of
                         front-end sales charges.                             Intent or qualify for Rights of
                                                                              Accumulation.

Rights of Accumulation   You can combine your holdings or          X
                         purchases of all funds in the
                         Delaware Investments family
                         (except money market funds with no
                         sales charge) as well as the
                         holdings and purchases of your
                         spouse and children under 21 to
                         qualify for reduced front-end
                         sales charges.

Reinvestment of          Up to 12 months after you redeem     For Class A,    For Class B, your account         Not
Redeemed Shares          shares, you can reinvest the         you will not    will be credited with the         available.
                         proceeds without paying a sales      have to pay     contingent deferred sales
                         charge as noted to the right.        an additional   charge you previously paid
                                                              front-end       on the amount you are
                                                              sales charge.   reinvesting. Your schedule
                                                                              for contingent deferred
                                                                              sales charges and conversion
                                                                              to Class A will not start
                                                                              over again, it will pick up
                                                                              from the point at which you
                                                                              redeemed your shares.


SIMPLE IRA, SEP IRA,     These investment plans may qualify        X          There is no reduction in sales charges
SARSEP, Prototype        for reduced sales charges by                         for Class B or Class C shares for group
Profit Sharing,          combining the purchases of all                       purchases by retirement plans.
Pension, 401(k),         members of the group. Members of
SIMPLE 401(k),           these groups may also qualify to
403(b)(7), and 457       purchase shares without a
Retirement Plans         front-end sales charge and may
                         qualify for a waiver of any
                         contingent deferred sales charges.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that under most circumstances you are allowed to exchange only between like classes of shares. To open an account by exchange, call the Shareholder Service Center at 800 523-1918.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can purchase or exchange shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

Once you have completed an application, you can open an account with an initial investment of $1,000 and make additional investments at any time for as little as $100. If you are buying shares in an Individual Retirement Account (IRA) or Roth IRA, under the Uniform Gifts to Minors Act or the Uniform Transfers to Minors Act; or through an Automatic Investing Plan, the minimum purchase is $250, and you can make additional investments of only $25. The minimum for a Coverdell Education Savings Account (formerly Education IRA) is $500. The minimums vary for retirement plans other than IRAs, Roth IRAs or Coverdell Education Savings Accounts.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transaction seem to follow a market timing pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.


The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.


RETIREMENT PLANS
In addition to being an appropriate investment for your IRA, Roth IRA and Coverdell Education Savings Account, shares in the Fund may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how shares in the Fund can play an important role in your retirement planning or for details about group plans, please consult your financial advisor, or call 800 523-1918.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. If you request a wire deposit, a bank wire fee may be deducted from your proceeds. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A KEYPAD]

THROUGH AUTOMATED SHAREHOLDER SERVICES
You can redeem shares through Delaphone, our automated telephone service, or through our web site, www.delawareinvestments.com. For more information about how to sign up for these services, call our Shareholder Service Center at 800 523-1918.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value next determined on the next business day. We will deduct any applicable contingent deferred sales charges. You may also have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

If you are required to pay a contingent deferred sales charge when you redeem your shares, the amount subject to the fee will be based on the shares' net asset value when you purchased them or their net asset value when you redeem them, whichever is less. This arrangement assures that you will not pay a contingent deferred sales charge on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a contingent deferred sales charge at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the contingent deferred sales charge formula will be the price you paid for the original shares not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

ACCOUNT MINIMUMS
If you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs and Roth IRAs, Uniform Gifts to Minors Act or Uniform Transfers to Minors Act accounts or accounts with automatic investing plans and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum. If your account is not at the minimum by the required time, you will be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance. If your account does not reach the minimum balance, the Fund may redeem your account after 60 days' written notice to you.

SPECIAL SERVICES
To help make investing with us as easy as possible, and to help you build your investments, we offer the following special services.

AUTOMATIC INVESTING PLAN
The Automatic Investing Plan allows you to make regular monthly or quarterly investments directly from your checking account.

DIRECT DEPOSIT
With Direct Deposit you can make additional investments through payroll deductions, recurring government or private payments such as Social Security or direct transfers from your bank account.

ELECTRONIC DELIVERY
With Delaware eDelivery, you can receive your fund documents electronically instead of via the U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports and other fund materials online, in a secure environment at any time, from anywhere.

ONLINE ACCOUNT ACCESS
Account access is a password protected area of the Delaware Investment's web site that gives you access to your account information and allows you to perform transactions in a secure environment.

WEALTH BUILDER OPTION
With the Wealth Builder Option you can arrange automatic monthly exchanges between your shares in one or more Delaware Investments funds. Wealth Builder exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

DIVIDEND REINVESTMENT PLAN
Through our Dividend Reinvestment Plan, you can have your distributions reinvested in your account or the same share class in another fund in the Delaware Investments family. The shares that you purchase through the Dividend Reinvestment Plan are not subject to a front-end sales charge or to a contingent deferred sales charge. Under most circumstances, you may reinvest dividends only into like classes of shares.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments fund without paying a front-end sales charge or a contingent deferred sales charge at the time of the exchange. However, if you exchange shares from a money market fund that does not have a sales charge or from Class R shares of any fund you will pay any applicable sales charges on your new shares. When exchanging Class B and Class C shares of one fund for the same class of shares in other funds, your new shares will be subject to the same contingent deferred sales charge as the shares you originally purchased. The holding period for the contingent deferred sales charge will also remain the same, with the amount of time you held your original shares being credited toward the holding period of your new shares. You don't pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange.

MONEYLINE(SM) ON DEMAND SERVICE
Through our MoneyLine(SM) On Demand Service, you or your financial advisor may transfer money between your Fund account and your predesignated bank account by telephone request. This service is not available for retirement plans, except for purchases into IRAs. MoneyLine has a minimum transfer of $25 and a maximum transfer of $50,000. Delaware Investments does not charge a fee for this service; however, your bank may assess one.

MONEYLINE DIRECT DEPOSIT SERVICE
Through our MoneyLine Direct Deposit Service you can have $25 or more in dividends and distributions deposited directly to your bank account. Delaware Investments does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

SYSTEMATIC WITHDRAWAL PLAN
Through our Systematic Withdrawal Plan you can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through our MoneyLine Direct Deposit Service.


The applicable Limited CDSC for Class A Shares and CDSC for Class B and Class C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan.

FREQUENT TRADING OF FUND SHARES (MARKET TIMING)
The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.


Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING


By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.


TRANSACTION MONITORING PROCEDURES


The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.

LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING


Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.


The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS

INVESTMENTS BY FUNDS OF FUNDS
Delaware U.S. Growth Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.



                                                                                      CLASS A
                                                                                  YEAR ENDED 10/31
                                                    ----------------------------------------------------------------------------
DELAWARE U.S. GROWTH FUND                               2004            2003            2002            2001            2000
--------------------------------------------------  ------------    ------------    ------------    ------------    ------------
Net asset value, beginning of period                $     10.840    $      9.260    $     11.800    $     19.390    $     15.310

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                    (0.064)         (0.039)         (0.058)         (0.045)         (0.171)
Net realized and unrealized gain (loss)
 on investments                                           (0.156)          1.619          (2.482)         (7.314)          4.843
                                                    ------------    ------------    ------------    ------------    ------------
Total from investment operations                          (0.220)          1.580          (2.540)         (7.359)          4.672
                                                    ------------    ------------    ------------    ------------    ------------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                              --              --              --          (0.231)         (0.592)
                                                    ------------    ------------    ------------    ------------    ------------
Total dividends and distributions                             --              --              --          (0.231)         (0.592)
                                                    ------------    ------------    ------------    ------------    ------------
NET ASSET VALUE, END OF PERIOD                      $     10.620    $     10.840    $      9.260    $     11.800    $     19.390
                                                    ============    ============    ============    ============    ============
TOTAL RETURN(3)                                            (2.03)%         17.06%         (21.53)%        (38.36)%         30.84%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)             $     38,339    $     60,934    $     51,887    $     66,897    $    102,791
Ratio of expenses to average net assets                     1.40%           1.40%           1.40%           1.46%           1.60%
Ratio of expenses to average net assets
 prior to expense limitation and expenses
 paid indirectly                                            2.15%           2.28%           1.88%           1.70%           1.60%
Ratio of net investment loss to average net assets         (0.59)%         (0.40)%         (0.51)%         (0.30)%         (0.87%)
Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                              (1.34)%         (1.28)%         (0.99)%         (0.54)%         (0.87%)
Portfolio turnover                                           158%             77%            103%             70%            111%


(1)  Date of commencement of operations.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects a waiver and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

                                                                                    CLASS B
                                                                                 YEAR ENDED 10/31
                                                     -------------------------------------------------------------------
DELAWARE U.S. GROWTH FUND                               2004          2003          2002          2001          2000
-----------------------------------------            -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                 $     9.950   $     8.560   $    10.990   $    18.200   $    14.500
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                    (0.132)       (0.100)       (0.131)       (0.138)       (0.297)
Net realized and unrealized gain
 (loss) on investments                                    (0.128)        1.490        (2.299)       (6.841)        4.589
                                                     -----------   -----------   -----------   -----------   -----------
Total from investment operations                          (0.260)        1.390        (2.430)       (6.979)        4.292
                                                     -----------   -----------   -----------   -----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                              --            --            --        (0.231)       (0.592)
                                                     -----------   -----------   -----------   -----------   -----------
Total distributions                                           --            --            --        (0.231)       (0.592)
                                                     -----------   -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                       $     9.690   $     9.950   $     8.560   $    10.990   $    18.200
                                                     ===========   ===========   ===========   ===========   ===========
TOTAL RETURN(1)                                            (2.61)%       16.24%       (22.11)%      (38.79)%       29.91%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $    30,686   $    39,613   $    40,196   $    62,658   $    92,827
Ratio of expenses to average net assets                     2.10%         2.10%         2.10%         2.16%         2.30%
Ratio of expenses to average net assets
 prior to expense
 limitation and expenses paid indirectly                    2.80%         2.94%         2.58%         2.40%         2.30%
Ratio of net investment loss to average
 net assets                                                (1.29)%       (1.10)%       (1.21)%       (1.00)%       (1.57)%
Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                              (1.99)%       (1.94)%       (1.69)%       (1.24)%       (1.57)%
Portfolio turnover                                           158%           77%          103%           70%          111%


                                                                                    CLASS C
                                                                                 YEAR ENDED 10/31
                                                     -------------------------------------------------------------------
DELAWARE U.S. GROWTH FUND                               2004          2003          2002          2001          2000
-----------------------------------------            -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period                 $    10.790    $     9.280   $    11.910   $    19.700   $    15.650

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                    (0.140)        (0.108)       (0.139)       (0.148)       (0.311)
Net realized and unrealized gain
 (loss) on investments                                    (0.150)         1.618        (2.491)       (7.411)        4.953
                                                     -----------    -----------   -----------   -----------   -----------
Total from investment operations                          (0.290)         1.510        (2.630)       (7.559)        4.642
                                                     -----------    -----------   -----------   -----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                              --             --            --        (0.231)       (0.592)
                                                     -----------    -----------   -----------   -----------   -----------
Total distributions                                           --             --            --        (0.231)       (0.592)
                                                     -----------    -----------   -----------   -----------   -----------
NET ASSET VALUE, END OF PERIOD                       $    10.500    $    10.790   $     9.280   $    11.910   $    19.700
                                                     ===========    ===========   ===========   ===========   ===========
TOTAL RETURN(1)                                            (2.69)%        16.27%       (22.08)%      (38.78)%       29.95%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $     8,387    $    10,684   $    10,792   $    14,959   $    19,412
Ratio of expenses to average net assets                     2.10%          2.10%         2.10%         2.16%         2.30%
Ratio of expenses to average net assets
 prior to expense
 limitation and expenses paid indirectly                    2.80%          2.94%         2.58%         2.40%         2.30%
Ratio of net investment loss to average
 net assets                                                (1.29)%        (1.10)%       (1.21)%       (1.00)%       (1.57)%
Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                              (1.99)%        (1.94)%       (1.69)%       (1.24)%       (1.57)%
Portfolio turnover                                           158%             77%          103%           70%          111%

                                                       CLASS R
                                                     -----------
                                                                     PERIOD
                                                      YEAR ENDED    6/2/03(1)
                                                        10/31          TO
DELAWARE U.S. GROWTH FUND                               2004        10/31/03
-----------------------------------------            -----------   -----------
Net asset value, beginning of period                 $    10.830   $    10.120

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(2)                                    (0.097)       (0.033)
Net realized and unrealized gain
 (loss) on investments                                    (0.143)        0.743
                                                     -----------   -----------
Total from investment operations                          (0.240)        0.710
                                                     -----------   -----------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
Net realized gain on investments                              --            --
                                                     -----------   -----------
Total distributions                                           --            --
                                                     -----------   -----------
NET ASSET VALUE, END OF PERIOD                       $    10.590   $    10.830
                                                     ===========   ===========
TOTAL RETURN(1)                                            (2.22)%        7.02%
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000 omitted)              $       245   $       189
Ratio of expenses to average net assets                     1.70%         1.70%
Ratio of expenses to average net assets
 prior to expense
 limitation and expenses paid indirectly                    2.40%         2.71%
Ratio of net investment loss to average
 net assets                                                (0.89)%       (0.76%)
Ratio of net investment loss to average
 net assets prior to expense limitation
 and expenses paid indirectly                              (1.59)%       (1.77%)
Portfolio turnover                                           158%           77%


HOW TO READ THE FINANCIAL HIGHLIGHTS


NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's securities; it is after expenses have been deducted.


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from - Net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Fee charged by some mutual funds when shares are redeemed (sold back to the fund) within a set number of years; an alternative method for investors to compensate a financial advisor for advice and service, rather than an up-front commission.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

FINANCIAL ADVISOR
Financial professional (e.g., broker, banker, accountant, planner or insurance agent) who analyzes clients' finances and prepares personalized programs to meet objectives.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a fund's 80% policy means the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of the fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SALES CHARGE
Charge on the purchase or redemption of fund shares sold through financial advisors. May vary with the amount invested. Typically used to compensate advisors for advice and service provided.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stock or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

UNIFORM GIFTS TO MINORS ACT AND UNIFORM TRANSFERS TO MINORS ACT
Federal and state laws that provide a simple way to transfer property to a minor with special tax advantages.

U.S. GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE U.S. GROWTH FUND

ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS is available in the Fund's annual and semi annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 523-1918. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER

800 523-1918


Call the Shareholder Service Center:
Monday to Friday, 8 a.m. to 7 p.m. Eastern time.


o    For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

Registrant's Investment Company Act file number: 811-7972

DELAWARE U.S. GROWTH FUND SYMBOLS     CUSIP     NASDAQ
---------------------------------   ---------   -------
Class A                             245917505    DUGAX
Class B                             245917604    DEUBX
Class C                             245917703    DEUCX
Class R                             245917711    DEURX

                       [LOGO OF DELAWARE INVESTMENTS (SM)]

                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

GROWTH EQUITY


PROSPECTUS  FEBRUARY 25, 2005


            DELAWARE U.S. GROWTH FUND
            INSTITUTIONAL CLASS

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy of this Prospectus, and any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND PROFILE                                                             PAGE  3
Delaware U.S. Growth Fund                                                      3

HOW WE MANAGE THE FUND                                                   PAGE  6
Our investment strategies                                                      6
The securities we typically invest in                                          7
The risks of investing in the Fund                                             9


Disclosure of portfolio holdings information                                  11


WHO MANAGES THE FUND                                                     PAGE 12
Investment manager                                                            12
Portfolio managers                                                            12
Who's who                                                                     13


ABOUT YOUR ACCOUNT                                                       PAGE 15
Investing in the Fund                                                         15
How to buy shares                                                             16
Fair valuation                                                                17
How to redeem shares                                                          18
Account minimum                                                               19
Exchanges                                                                     19
Frequent trading of Fund shares (market timing)                               19
Dividends, distributions and taxes                                            21

CERTAIN MANAGEMENT CONSIDERATIONS                                        PAGE 22

FINANCIAL HIGHLIGHTS                                                     PAGE 23

GLOSSARY                                                                 PAGE 25

PROFILE: DELAWARE U.S. GROWTH FUND

WHAT IS THE FUND'S GOAL?
Delaware U.S. Growth Fund seeks maximum capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. Although the Fund will strive to meet its investment goal, there is no assurance that it will.

WHAT ARE THE FUND'S MAIN INVESTMENT STRATEGIES?
We invest primarily in common stocks. Our goal is to identify companies whose earnings are expected to grow faster than the U.S. economy in general. We look for stocks with low dividend yields, strong balance sheets and high expected earnings growth rates as compared to other companies in the same industry. Whether companies provide dividend income and how much income they provide will not be a primary factor in the Fund's selection decisions. We may also invest up to 20% of the Fund's assets in debt securities and bonds. We may also invest in convertible bonds, preferred stocks and convertible preferred stocks, provided that these investments, when aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

WHAT ARE THE MAIN RISKS OF INVESTING IN THE FUND?
Investing in any mutual fund involves risk, including the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund's portfolio. This Fund will be particularly affected by declines in stock prices, which tend to fluctuate more than bond prices. Stock prices may be negatively affected by a drop in the stock market or poor performance in specific companies or industries. Stocks of companies with high growth expectations may be more susceptible to price declines if they do not meet those high expectations.

For a more complete discussion of risk, please see "The risks of investing in the Fund" on page [__].

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

You should keep in mind that an investment in the Fund is not a complete investment program; it should be considered just one part of your total financial plan. Be sure to discuss this Fund with your financial advisor to determine whether it is an appropriate choice for you.

WHO SHOULD INVEST IN THE FUND
o    Investors with long-term financial goals.
o    Investors looking for capital growth potential.
o Investors looking for a fund that can be a complement to income-producing or value-oriented investments.

WHO SHOULD NOT INVEST IN THE FUND
o    Investors with short-term financial goals.
o Investors who are unwilling to accept share prices that may fluctuate, sometimes significantly, over the short term.
o    Investors whose primary goal is to receive current income.

HOW HAS THE FUND PERFORMED?


THIS BAR CHART AND TABLE can help you evaluate the risks of investing in the Fund. We show how returns for the Fund's Institutional Class have varied over the past ten calendar years, as well as average annual returns for one-year, five-year and ten-year periods. The Fund's past performance does not necessarily indicate how it will perform in the future. The Fund's returns reflect expense caps. The returns would be lower without the caps.


[GRAPHIC OMITTED: BAR CHART SHOWING YEAR BY YEAR TOTAL RETURN (Institutional Class)]

YEAR-BY-YEAR TOTAL RETURN (Institutional Class)


           1995                       24.28
           1996                       19.94
           1997                       31.36
           1998                       29.89
           1999                       40.77
           2000                       -7.35
           2001                      -24.09
           2002                      -28.81
           2003                       23.60%
           2004                        3.41%

During the periods illustrated in this bar chart, the Institutional Class' highest quarterly return was 30.66% for the quarter ended December 31, 1999 and its lowest quarterly return was -20.96% for the quarter ended March 31, 2001.


                              AVERAGE ANNUAL RETURNS FOR PERIODS ENDING 12/31/04


                                                               1 YEAR     5 YEARS    10 YEARS
                                                              --------    -------    --------
Return before taxes                                               3.41%     -8.54%       8.64%
Return after taxes on distributions                               3.41%     -8.58%       6.87%
Return after taxes on distributions and sale of Fund shares       2.22%     -7.04%       6.65%
S&P 500 Index
(reflects no deduction for fees, expenses, or taxes)             10.87%     -2.30%      12.07%


The Fund's returns are compared to the performance of the S&P 500 Index. You should remember that unlike the Fund, the index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling and holding securities.


Actual after-tax returns depend on the investor's individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-deferred investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts. The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the Fund's lifetime and do not reflect the impact of state and local taxes. The after-tax rate used is based on the current tax characterization of the elements of the fund's returns (e.g., qualified vs. non-qualified dividends) and may be different than the final tax characterization of such elements. Past performance, both before and after taxes, is not a guarantee of future results.

WHAT ARE THE FUND'S FEES AND EXPENSES?
You do not pay sales charges directly from your investments when you buy or sell shares of the Institutional Class.

Maximum sales charge (load) imposed on purchases as a
 percentage of offering price                                none
Maximum contingent deferred sales charge (load) as a
 percentage of original purchase price or redemption
 price, whichever is lower                                   none
Maximum sales charge (load) imposed on reinvested
 dividends                                                   none
Redemption fees                                              none
Exchange fees(1)                                             none

Annual fund operating expenses are deducted from the Fund's assets.


Management fees                                              0.65%
Distribution and service (12b-1) fees                        none
Other expenses(2)                                            0.84%
Total operating expenses                                     1.49%
Fee waivers and payments(3)                                 (0.39)%
Net expenses                                                 1.10%


This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds with similar investment objectives. We show the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown. (4) This is an example only, and does not represent future expenses, which may be greater or less than those shown here.


1 year              $   112
3 years             $   433
5 years             $   776
10 years            $ 1,746

(1) Exchanges are subject to the requirements of each fund in the Delaware Investments family. A front-end sales charge may apply if you exchange your shares into a fund that has a front-end sales charge.

(2) Other expenses have been restated to reflect an expected decrease in other expenses in the current fiscal year due to a reduction in transfer agency costs associated with servicing retirement accounts.

(3) The investment manager has contracted to waive fees and pay expenses through February 28, 2006 in order to prevent total operating expenses (excluding any taxes, interest, brokerage fees, extraordinary expenses and certain insurance costs) from exceeding 1.10% of average daily net assets.

(4) The Fund's actual rate of return may be greater or less than the hypothetical 5% return we use here. This example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through 10.

HOW WE MANAGE THE FUND

OUR INVESTMENT STRATEGIES
We research individual companies and analyze economic and market conditions, seeking to identify the securities or market sectors that we think are the best investments for the Fund. Following are descriptions of how the portfolio management team pursues the Fund's investment goals.

We take a disciplined approach to investing, combining investment strategies and risk management techniques that can help shareholders meet their goals.

Delaware U.S. Growth Fund seeks to maximize capital appreciation. We invest primarily in common stocks and though we have the flexibility to invest in companies of all sizes, we generally focus on medium and large-size companies. Our goal is to own companies with the potential to grow earnings faster than the U.S. economy in general. We look for companies that have:

o    low dividend yields;
o    strong balance sheets; and
o    high expected earnings growth rates relative to their industry.

There are a number of catalysts that might increase a company's potential for accelerated earnings growth. Our disciplined, research-intensive selection process is designed to identify earnings catalysts such as:

o    management changes;
o    new products;
o    structural changes in the economy; or
o    corporate restructurings and turnaround situations.

We maintain a diversified portfolio representing a number of different industries. Such an approach helps to minimize the impact that any one security or industry could have on the portfolio if it were to experience a period of slow or declining earnings growth.

Because our objective is capital appreciation, the amount of dividend income that a stock provides is only an incidental consideration for us.

Under normal circumstances, the Fund will invest at least 80% of its net assets in U.S. investments. This policy is not a fundamental investment policy and can be changed without shareholder approval. However, shareholders will be given notice at least 60 days prior to any such change.

The Fund's investment objective is non-fundamental. This means that the Board of Trustees may change the objective without obtaining shareholder approval. If the objective were changed, we would notify shareholders before the change in the objective became effective.

THE SECURITIES WE TYPICALLY INVEST IN
Stocks generally offer investors the potential for capital appreciation, and may pay dividends as well.

                                                                  HOW WE USE THEM
                                           --------------------------------------------------------------
SECURITIES                                                   DELAWARE U.S. GROWTH FUND
----------------------------------------   --------------------------------------------------------------
COMMON STOCKS: Securities that represent   Generally, we invest 85% to 100% of the Fund's net assets in
shares of ownership in a corporation.      common stock of companies that we think have appreciation
Stockholders participate in the            potential. We may invest in companies of all sizes, but
corporation's profits and losses,          typically focus on medium and large-size companies.
proportionate to the number of shares
they own.

FOREIGN SECURITIES AND AMERICAN            The Fund may invest up to 20% of its assets in securities of
DEPOSITARY RECEIPTS: Securities of         foreign issuers. Such foreign securities may be traded on a
foreign entities issued directly or, in    foreign exchange, or they may be in the form of American
the case of American Depositary Receipts   Depositary Receipts (ADRs). Direct ownership of foreign
(ADRs), through a U.S. bank. ADRs          securities will typically not be a significant part of our
represent a bank's holding of a stated     strategy. We may, however, own ADRs when we think they offer
number of shares of a foreign              greater appreciation potential than domestic stocks.
corporation. An ADR entitles the holder
to all dividends and capital gains
earned by the underlying foreign shares.
ADRs are bought and sold in the same way
as U.S. securities.

REPURCHASE AGREEMENTS: An agreement        Typically, we use repurchase agreements as a short-term
between a buyer of securities, such as     investment for the Fund's cash position. In order to enter
the Fund, and a seller of securities, in   into these repurchase agreements, the Fund must have
which the seller agrees to buy the         collateral of 102% of the repurchase price. The Fund would
securities back within a specified time    only enter into repurchase agreements in which the collateral
at the same price the buyer paid for       is comprised of U.S. government securities.
them, plus an amount equal to an agreed
upon interest rate. Repurchase
agreements are often viewed as
equivalent to cash.

RESTRICTED SECURITIES: Privately placed    We may invest in privately placed securities including those
securities whose resale is restricted      that are eligible for resale only among certain institutional
under securities law.                      buyers without registration, which are commonly known as Rule
                                           144A Securities. Restricted securities that are determined to be illiquid may not exceed the Fund's 10% limit on illiquid securities, which is described below.

ILLIQUID SECURITIES: Securities that do    We may invest up to 10% of net assets in illiquid securities.
not have a ready market, and cannot be
easily sold within seven days at
approximately the price that a fund has
valued them.

FIXED-INCOME SECURITIES: Securities that   We may invest up to 20% of the Fund's assets in debt
may include debt securities, bonds,        securities and bonds. We may also invest up to 10% of this
convertible bonds, as well as,             portion in non-investment grade bonds if we believe that doing
non-investment grade fixed-income          so would help us to meet the Fund's objective. We may also
securities.                                invest in convertible bonds, preferred stocks and convertible preferred stock, provided that these investments, when
                                           aggregated with the Fund's investments in debt securities and bonds, do not exceed 35% of the Fund's assets.

                                                                  HOW WE USE THEM
                                           --------------------------------------------------------------
SECURITIES                                                   DELAWARE U.S. GROWTH FUND
----------------------------------------   --------------------------------------------------------------
OPTIONS AND FUTURES: Options represent a   If we have stocks that appreciate in price, we may want to
right to buy or sell a security or group   protect those gains when we anticipate adverse conditions. We
of securities at an agreed upon price at   might use options or futures to neutralize the effect of any
a future date. The purchaser of an         anticipated price declines, without selling the security. We
option may or may not choose to go         might also use options or futures to gain exposure to a
through with the transaction.              particular market segment without purchasing individual
                                           securities in that segment, particularly if we had excess cash that we wanted to invest quickly.

Writing a call option on a security        We might use covered call options if we believe that doing so
obligates the owner of the security to     would help the Fund meet its investment objective.
sell it for at an agreed upon price on
an agreed upon date (usually no more       Use of these strategies can increase the operating costs of
than nine months in the future.) The       the Fund and can lead to loss of principal.
writer of the call option receives a
premium payment from the purchaser of
the call, but if the security
appreciates to a price greater than the
agreed upon selling price, the fund
would lose out on those gains. A call
option written by the Fund is "covered"
if the Fund owns the security underlying
the option or has an absolute and
immediate right to acquire that security
without additional cash consideration.

Futures contracts are agreements for the purchase or sale of securities at a specified price, on a specified date.
Unlike an option, a futures contract
must be executed unless it is sold
before the settlement date.

Options and futures are generally
considered to be derivative securities.

The Fund may also invest in other securities, including preferred stock and U.S. government securities. Please see the Statement of Additional Information for additional descriptions on these securities as well as those listed in the table above.

LENDING SECURITIES The Fund may lend up to one-third of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

BORROWING FROM BANKS The Fund may borrow money as a temporary measure for extraordinary purposes or to facilitate redemptions. To the extent that it does so, the Fund may be unable to meet its investment objective.

PURCHASING SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS The Fund may buy or sell securities on a when-issued or delayed delivery basis; that is, paying for securities before delivery or taking delivery at a later date. The Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.


PORTFOLIO TURNOVER We anticipate that the Fund's annual portfolio turnover may be greater than 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.


TEMPORARY DEFENSIVE POSITIONS For temporary defensive purposes, we may invest up to 100% of the Fund's assets in money market instruments when the manager determines that market conditions warrant. We may also hold a portion of the Fund's assets in cash for liquidity purposes. To the extent that we do so, the Fund may be unable to achieve its investment objective.

THE RISKS OF INVESTING IN THE FUND
Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Fund, you should carefully evaluate the risks. Because of the nature of the Fund, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. Following are the chief risks you assume when investing in the Fund. Please see the Statement of Additional Information for further discussion of these risks and the other risks not discussed here.

                                                               HOW WE STRIVE TO MANAGE THEM
                                           --------------------------------------------------------------
                 RISKS                                           DELAWARE U.S. GROWTH FUND
----------------------------------------   --------------------------------------------------------------
MARKET RISK is the risk that all or a      We maintain a long-term investment approach and focus on
majority of the securities in a certain    stocks we believe can appreciate over an extended time frame
market -- like the stock or bond market    regardless of interim market fluctuations. We do not try to
-- will decline in value because of        predict overall stock market movements and generally do not
factors such as economic conditions,       trade for short-term purposes.
future expectations or investor
confidence.                                We may hold a substantial part of the Fund's assets in cash or cash equivalents as a temporary, defensive strategy.

INDUSTRY AND SECURITY RISK is the risk     We limit the amount of Delaware U.S. Growth Fund's assets
that the value of securities in a          invested in any one industry and in any individual security.
particular industry or the value of an
individual stock or bond will decline
because of changing expectations for the
performance of that industry or for the
individual company issuing the stock or
bond.


FOREIGN RISK is the risk that foreign      We attempt to reduce the risks presented by such investments
securities may be adversely affected by    by conducting world-wide fundamental research with an emphasis
political instability, changes in          on company visits. In addition, we monitor current economic
currency exchange rates, foreign           and market conditions and trends, the political and regulatory
economic conditions or inadequate          environment and the value of currencies in different countries
regulatory and accounting standards. In    in an effort to identify the most attractive countries and
addition, there is the possibility of      securities. Additionally, when currencies appear significantly
expropriation, nationalization or          overvalued compared to average real exchange rates, the Fund
confiscatory taxation, taxation of         may hedge exposure to those currencies for defensive purposes.
income earned in foreign nations or
other taxes imposed with respect to
investments in foreign nations, foreign
exchange controls, which may include
suspension of the ability to transfer
currency from a given country, and
default in foreign government
securities. As a result of these
factors, foreign securities markets may
be less liquid and more volatile than
U.S. markets and the Funds may
experience difficulties and delays in
converting foreign currencies back into
U.S. dollars. Such events may cause the
value of certain foreign securities to
fluctuate widely and may make it
difficult to accurately value foreign
securities.

Several European countries began
participating in the European Economic
and Monetary Union, which has
established a common currency for
participating countries. This currency
is commonly known as the "Euro." The
long-term consequences of the Euro
conversion for foreign exchange rates,
interest rates and the value of European securities in which the Fund may invest are unclear. The consequences may adversely affect the value and/or increase the volatility of securities held by the Fund.


LIQUIDITY RISK is the possibility that     We limit exposure to illiquid securities.
securities cannot be readily sold within
seven days at approximately the price
that a fund has valued them.

                                                               HOW WE STRIVE TO MANAGE THEM
                                           --------------------------------------------------------------
                 RISKS                                           DELAWARE U.S. GROWTH FUND
----------------------------------------   --------------------------------------------------------------
CREDIT RISK is the possibility that a      Fixed-income securities are not typically a significant
bond's issuer (or an entity that insures   component of our strategy. However, when we do invest in
the bond) will be unable to make timely    fixed-income securities, we will not hold more than 10% of net
payments of interest and principal.        assets in high-yield, non-investment grade bonds. This
Bonds rated below investment grade are     limitation, combined with our careful, credit-oriented bond
particularly subject to this risk.         selection and our commitment to hold a diversified selection of high-yield bonds are designed to manage this risk.


FUTURES AND OPTIONS RISK is the            We will not use futures and options for speculative reasons.
possibility that a fund may experience a   We may use options and futures to protect gains in the
loss if it employs an options or futures   portfolio without actually selling a security. We may also use
strategy related to a security or a        options and futures to quickly invest excess cash so that the
market index and that security or index    portfolio is generally fully invested.
moves in the opposite direction from
what the manager anticipated. Futures
and options also involve additional
expenses, which could reduce any benefit
or increase any loss that a fund gains
from using the strategy.

PORTFOLIO TURNOVER RATES reflect the       The Fund will normally experience an annual portfolio turnover
amount of securities that are replaced     rate exceeding 100%, but this rate is not expected to exceed
from the beginning of the year to the      200%.
end of the year by the Fund. The higher
the amount of portfolio activity, the
higher the brokerage costs and other
transaction costs of the Fund are likely
to be. The amount of portfolio activity
will also affect the amount of taxes
payable by the Fund's shareholders that
are subject to federal income tax, as
well as the character (ordinary income
vs. capital gains) of such tax
obligations.



DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information and at www.delawarefunds.com.

WHO MANAGES THE FUND

INVESTMENT MANAGER
The Fund is managed by Delaware Management Company, a series of Delaware Management Business Trust, which is an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. Delaware Management Company makes investment decisions for the Fund, manages the Fund's business affairs and provides daily administrative services. For their services to the Fund, the manager was paid an aggregate fee of 0% of average daily net assets for the last fiscal year.

PORTFOLIO MANAGERS
Gerald S. Frey has primary responsibility for making day-to-day investment decisions for Delaware U.S. Growth Fund. Mr. Frey has been part of the growth team that has managed the Fund since 2001. In making investment decisions for the Fund, Mr. Frey regularly consults with Marshall T. Bassett, John A. Heffern, Jeffrey W. Hynoski, Steven T. Lampe, Matthew Todorow and Lori P. Wachs.


GERALD S. FREY, Managing Director/Chief Investment Officer, Growth Investing, has 24 years' experience in the money management business and holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, Mr. Frey was a Senior Director with Morgan Grenfell Capital Management in New York.

MARSHALL T. BASSETT, Senior Vice President/Senior Portfolio Manager, holds a bachelor's degree and an MBA from Duke University. Prior to joining Delaware Investments in 1997, he served as Vice President in Morgan Stanley Asset Management's Emerging Growth Group, where he analyzed small growth companies and as a trust officer at Sovran Bank and Trust Company.


JOHN A. HEFFERN, Senior Vice President/Portfolio Manager, holds a bachelor's degree and an MBA from the University of North Carolina at Chapel Hill. He joined Delaware Investments in 1997. Previously, he was a Senior Vice President, Equity Research at NatWest Securities Corporation's Specialty Finance Services unit and a Principal and Senior Regional Bank Analyst at Alex. Brown & Sons.


JEFFREY W. HYNOSKI, Vice President/Portfolio Manager, joined Delaware Investments in 1998. Previously, he served as a Vice President at Bessemer Trust Company in the mid and large capitalization growth group. Prior to that, Mr. Hynoski held positions at Lord Abbett & Co. and Cowen Asset Management. Mr. Hynoski holds a BS in Finance from the University of Delaware and an MBA from Pace University.


STEVEN T. LAMPE, Vice President/Portfolio Manager, received a bachelor's degree in Economics and an MBA with a concentration in Finance from the University of Pennsylvania's Wharton School. He joined Delaware Investments in 1995. He previously served as a manager at Price Waterhouse, specializing in financial services firms. Mr. Lampe is a Certified Public Accountant.


MATTHEW TODOROW, Vice President/Portfolio Manager, holds a BBA from Temple University and an MBA from the University of Georgia's Terry College of Business. Prior to joining Delaware Investments in 2003, he served as Executive Director for Morgan Stanley Investment Management and as Portfolio Manager for the Small/Mid Cap Group. Prior to that, he held positions at Keeton Capital Management.


LORI P. WACHS, Vice President/Portfolio Manager, joined Delaware Investments in 1992 from Goldman Sachs, where she was an equity analyst for two years. She is a graduate of the University of Pennsylvania's Wharton School, where she majored in Finance and Oriental Studies.

WHO'S WHO?
This diagram shows the various organizations involved with managing, administering and servicing the Delaware Investments Funds.

[GRAPHIC OMITTED: DIAGRAM SHOWING THE VARIOUS ORGANIZATIONS INVOLVED WITH MANAGING, ADMINISTERING, AND SERVICING THE DELAWARE INVESTMENTS FUNDS]

                                                 BOARD OF TRUSTEES

INVESTMENT MANAGER                                                                        CUSTODIAN
Delaware Management Company                                                               JP Morgan Chase Bank
2005 Market Street                                                                        4 Chase Metrotech Center
Philadelphia, PA 19103-7094                           THE FUND                            Brooklyn, NY 11245

                             DISTRIBUTOR                              SERVICE AGENT
                             Delaware Distributors, L.P.              Delaware Service Company, Inc.
                             2005 Market Street                       2005 Market Street
                             Philadelphia, PA 19103-7094              Philadelphia, PA 19103-7094

                             FINANCIAL INTERMEDIARY WHOLESALER
                             Lincoln Financial Distributors, Inc.
                             2001 Market Street
                             Philadelphia, PA 19103-7055

PORTFOLIO MANAGERS
(see page 12 for details)

                                  SHAREHOLDERS

BOARD OF TRUSTEES A mutual fund is governed by a Board of Trustees which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. Generally, at least 40% of the Board of Trustees must be independent of the fund's investment manager and distributor. However, the Delaware U.S. Growth Fund relies on certain exemptive rules created by the SEC that require the Board of Trustees overseeing the Fund to be comprised of a majority of such independent trustees. These independent fund trustees, in particular, are advocates for shareholder interests.

INVESTMENT MANAGER An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. The investment manager places portfolio orders with broker/dealers and is responsible for obtaining the best overall execution of those orders. A written contract between a mutual fund and its investment manager specifies the services the manager performs. Most management contracts provide for the manager to receive an annual fee based on a percentage of the fund's average daily net assets. The manager is subject to numerous legal restrictions, especially regarding transactions between itself and the funds it advises.


PORTFOLIO MANAGERS Portfolio managers are employed by the investment manager to make investment decisions for individual portfolios on a day-to-day basis.

CUSTODIAN Mutual funds are legally required to protect their portfolio securities and most funds place them with a qualified bank custodian who segregates fund securities from other bank assets.

DISTRIBUTOR Most mutual funds continuously offer new shares to the public through distributors who are regulated as broker/dealers and are subject to NASD Regulation, Inc. (NASDR(SM)) rules governing mutual fund sales practices.

FINANCIAL INTERMEDIARY WHOLESALER Pursuant to a contractual arrangement with Delaware Distributors, L.P., Lincoln Financial Distributors, Inc. (LFD) is primarily responsible for promoting the sale of Fund shares through broker/dealers, financial advisors and other financial intermediaries.

SERVICE AGENT Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide customer service to shareholders.

SHAREHOLDERS Like shareholders of other companies, mutual fund shareholders have specific voting rights, including the right to elect trustees. Material changes in the terms of a fund's management contract must be approved by a shareholder vote, and funds seeking to change fundamental investment policies must also seek shareholder approval.

ABOUT YOUR ACCOUNT

INVESTING IN THE FUND

Institutional Class shares are available for purchase only by the following:

o retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans;

o tax-exempt employee benefit plans of the Fund's manager or its affiliates and of securities dealer firms with a selling agreement with the distributor;

o institutional advisory accounts of the Fund's manager, or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts;

o a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

o registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes. Use of the Institutional Class shares is restricted to advisors who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from advisory clients;

o certain plans qualified under Section 529 of the Internal Revenue Code for which the Funds' manager, distributor or service agent or one or more of their affiliates provide record keeping, administrative, investment management, marketing, distribution or similar services; or

o programs sponsored by financial intermediaries where such program requires the purchase of Institutional Class shares.

HOW TO BUY SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
Ask your bank to wire the amount you want to invest to Bank of New York, ABA #021000018, Bank Account number 8900403748. Include your account number and the name of the fund in which you want to invest. If you are making an initial purchase by wire, you must call us at 800 510-4015 so we can assign you an account number.

[GRAPHIC OMITTED: ILLUSTRATION OF AN EXCHANGE SYMBOL]

BY EXCHANGE
You can exchange all or part of your investment in one or more funds in the Delaware Investments family for shares of other funds in the family. Please keep in mind, however, that you may not exchange your shares for Class B or Class C shares. To open an account by exchange, call your Client Services Representative at 800 510-4015.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of purchasing shares, including opening an account. Your advisor may charge a separate fee for this service.

The price you pay for shares will depend on when we receive your purchase order. If we or an authorized agent receives your order before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on a business day, you will pay that day's closing share price which is based on the Fund's net asset value. If your order is received after the close of regular trading, you will pay the next business day's price. A business day is any day that the New York Stock Exchange is open for business. We reserve the right to reject any purchase order. In particular, we reserve the right to reject any specific purchase order for any person whose transactions seem to follow a market timing pattern.

We determine the Fund's net asset value (NAV) per share at the close of regular trading on the New York Stock Exchange each business day that the Exchange is open. We calculate this value by adding the market value of all the securities and assets in the Fund's portfolio, deducting all liabilities, and dividing the resulting number by the number of shares outstanding. The result is the net asset value per share. We generally price securities and other assets for which market quotations are readily available at their market value. We price fixed-income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board of Trustees. Any fixed-income securities that have a maturity of less than 60 days we price at amortized cost. For all other securities, we use methods approved by the Board of Trustees that are designed to price securities at their fair market value.


FAIR VALUATION
When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. Funds may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Pricing Committee values Fund assets as described above.

HOW TO REDEEM SHARES

[GRAPHIC OMITTED: ILLUSTRATION OF AN ENVELOPE]

BY MAIL
You can redeem your shares (sell them back to the fund) by mail by writing to:
Delaware Investments, 2005 Market Street, Philadelphia, PA 19103-7094. All owners of the account must sign the request, and for redemptions of more than $100,000, you must include a signature guarantee for each owner. You can also fax your written request to 267 256-8990. Signature guarantees are also required when redemption proceeds are going to an address other than the address of record on an account.

[GRAPHIC OMITTED: ILLUSTRATION OF A TELEPHONE]

BY TELEPHONE
You can redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you by check, or, if you redeem at least $1,000 of shares, you may have the proceeds sent directly to your bank by wire. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A JAGGED LINE]

BY WIRE
You can redeem $1,000 or more of your shares and have the proceeds deposited directly to your bank account, normally the next business day after we receive your request. Bank information must be on file before you request a wire redemption.

[GRAPHIC OMITTED: ILLUSTRATION OF A PERSON]

THROUGH YOUR FINANCIAL ADVISOR
Your financial advisor can handle all the details of redeeming your shares. Your advisor may charge a separate fee for this service.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

When you send us a properly completed request to redeem or exchange shares, and we or an authorized agent receives the request before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time), you will receive the net asset value next determined after we receive your request. If we receive your request after the close of regular trading on the New York Stock Exchange, you will receive the net asset value determined on the next business day. You may have to pay taxes on the proceeds from your sale of shares. We will send you a check, normally the next business day, but no later than seven days after we receive your request to sell your shares. If you purchased your shares by check, we will wait until your check has cleared, which can take up to 15 days, before we send your redemption proceeds.

ACCOUNT MINIMUM
If you redeem shares and your account balance falls below $250, the Fund may redeem your account after 60 days' written notice to you.

EXCHANGES
You can exchange all or part of your shares for shares of the same class in another Delaware Investments Fund. If you exchange shares to a fund that has a sales charge you will pay any applicable sales charges on your new shares. You don't pay sales charges on shares that are acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. You may not exchange your shares for Class B and Class C shares of the funds in the Delaware Investments family.


FREQUENT TRADING OF FUND SHARES (MARKET TIMING)


The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund's Board of Trustees has adopted policies and procedures designed to detect, deter and prevent trading activity detrimental to the Fund and its shareholders, such as market timing. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds or the Optimum Funds Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Fund reserves the right to restrict, reject or cancel, without prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Fund's market timing policy are not necessarily deemed accepted by the Fund and may be cancelled or revoked by the Fund on the next business day following receipt by the Fund.

However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. This may result in an undesirable situation where a shareholder with an account closed to new purchases could be faced with a costly redemption of Fund shares if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

The Fund reserves the right to modify this policy, including any monitoring procedures and the procedures to close accounts to new purchases established from time to time to effectuate this policy, at any time without notice. Though the implementation of this policy involves judgments that are inherently subjective and involves some selectivity in their application, we seek to make judgments and applications that are consistent with the interests of the Fund's shareholders. While we will seek to take actions that will detect market timing, we cannot represent that such trading activity can be completely eliminated.


RISKS OF MARKET TIMING


By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Fund performance.

A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds.


TRANSACTION MONITORING PROCEDURES


The Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which includes scrutinizing transactions in Fund shares for transactions in violation of the Fund's market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their monitoring procedures to these omnibus account arrangements and to the individual participant level in such accounts. In efforts to discourage market timers in such accounts the Funds may consider enforcement against market timers at the participant level and at the omnibus level, up to and including termination of the omnibus account.


LIMITATIONS ON ABILITY TO DETECT AND CURTAIL MARKET TIMING


Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect market timing in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect market timing in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

DIVIDENDS, DISTRIBUTIONS AND TAXES
Dividends and capital gains, if any, are paid annually. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.


In addition, in order to satisfy certain distribution requirements of the Tax Reform Act of 1986, the Fund may declare special year-end dividend and capital gains distributions during November and December to shareholders of record on a date in such month. Such distributions, if received by shareholders by January, are deemed to have been paid by the Fund and received by shareholders on the earlier of the date paid or December 31 of the prior year.

The tax status of your dividends from the Fund is the same whether you reinvest your dividends or receive them in cash.

Distributions from the Fund's long-term capital gains are taxable as capital gains, while distributions from short-term capital gains and net investment income are generally taxable as ordinary income. The tax rate on capital gains is less than the tax rate on ordinary income.

You also may be subject to state and local taxes on distributions. Tax laws are subject to change, so we urge you to consult your tax advisor about your particular tax situation and how it might be affected by current tax law.

Any capital gains may be taxable at different rates depending on the length of time the Fund held the assets.


We will send you a statement each year by January 31 detailing the amount and nature of all dividends and capital gains that you were paid for the prior year.

CERTAIN MANAGEMENT CONSIDERATIONS


INVESTMENTS BY FUND OF FUNDS AND INVESTMENT VEHICLES THAT OPERATE SIMILARLY TO FUNDS OF FUNDS
The Fund accepts investments from funds of funds, including those within Delaware Investments family, and investment vehicles that operate similarly to funds of funds, such as 529 plans. A "529 Plan" is a college savings program that operates under section 529 of the Internal Revenue Code. From time to time, the Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. The manager will monitor transactions by the funds of funds and/or similar investment vehicles and will attempt to minimize any adverse effects on the Fund and funds of funds and/or similar investment vehicle as a result of these transactions.

FINANCIAL HIGHLIGHTS

THE FINANCIAL HIGHLIGHTS TABLE is intended to help you understand the Fund's financial performance. All "per share" information reflects financial results for a single Fund share. This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request by calling 800 523-1918.


                                                                          INSTITUTIONAL CLASS SHARES
                                                                                YEAR ENDED 10/31
                                                     ----------------------------------------------------------------------
U.S. GROWTH FUND                                        2004           2003           2002           2001           2000
--------------------------------------------------   ----------     ----------     ----------     ----------     ----------
Net asset value, beginning of period                 $   11.270     $    9.600     $   12.190     $   19.970     $   15.710

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)                                   (0.031)        (0.010)        (0.024)            --         (0.111)
Net realized and unrealized gain (loss) on
 investments                                             (0.159)         1.680         (2.566)        (7.549)         4.963
                                                     ----------     ----------     ----------     ----------     ----------
Total from investment operations                         (0.190)         1.670         (2.590)        (7.549)         4.852
                                                     ----------     ----------     ----------     ----------     ----------

LESS DIVIDENDS AND DISTRIBUTIONS FROM:

Net realized gain on investments                             --             --             --         (0.231)        (0.592)
                                                     ----------     ----------     ----------     ----------     ----------
Total dividends and distributions                            --             --             --         (0.231)        (0.592)
                                                     ----------     ----------     ----------     ----------     ----------

NET ASSET VALUE, END OF PERIOD                       $   11.080     $   11.270     $    9.600     $   12.190     $   19.970
                                                     ==========     ==========     ==========     ==========     ==========

TOTAL RETURN(2)                                           (1.69)%        17.40%        (21.25)%       (38.20)%        31.21%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)              $    2,666     $   27,420     $   30,575     $   42,302     $   71,726
Ratio of expenses to average net assets                    1.10%          1.10%          1.10%          1.16%          1.30%
Ratio of expenses to average net assets prior to
 expense limitations and expenses paid indirectly          1.80%          1.94%          1.58%          1.40%          1.30%
Ratio of net investment loss to average net assets        (0.29)%        (0.10)%        (0.21)%         0.00%         (0.57)%
Ratio of net investment loss to average net assets
 prior to expense limitation and expenses paid
 indirectly                                               (0.99)%        (0.94)%        (0.69)%        (0.24)%        (0.57)%
Portfolio turnover                                          158%            77%           103%            70%           111%


(1) The average shares outstanding method has been applied for per share information.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects a waiver and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

HOW TO READ THE FINANCIAL HIGHLIGHTS


NET INVESTMENT INCOME (LOSS)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is after expenses have been deducted.


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under "Less dividends and distributions from net realized gain on investments."

NET ASSET VALUE (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

TOTAL RETURN
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers and assume the shareholder has reinvested all dividends and realized gains.

NET ASSETS
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

RATIO OF EXPENSES TO AVERAGE NET ASSETS
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders and similar expenses.

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS
We determine this ratio by dividing net investment income by average net assets.

PORTFOLIO TURNOVER
This figure tells you the amount of trading activity in a fund's portfolio. For example, a fund with a 50% turnover has bought and sold half of the value of its total investment portfolio during the stated period.

HOW TO USE THIS GLOSSARY
The glossary includes definitions of investment terms, many of which are used throughout the Prospectus. If you would like to know the meaning of an investment term that is not explained in the text please check the glossary.

AMORTIZED COST
Amortized cost is a method used to value a fixed-income security that starts with the face value of the security and then adds or subtracts from that value depending on whether the purchase price was greater or less than the value of the security at maturity. The amount greater or less than the par value is divided equally over the time remaining until maturity.

AVERAGE MATURITY
An average of when the individual bonds and other debt securities held in a portfolio will mature.

BOND
A debt security, like an IOU, issued by a company, municipality or government agency. In return for lending money to the issuer, a bond buyer generally receives fixed periodic interest payments and repayment of the loan amount on a specified maturity date. A bond's price changes prior to maturity and typically is inversely related to current interest rates. Generally, when interest rates rise, bond prices fall, and when interest rates fall, bond prices rise. See Fixed-income securities.

BOND RATINGS
Independent evaluations of creditworthiness, ranging from Aaa/AAA (highest quality) to D (lowest quality). Bonds rated Baa/BBB or better are considered investment grade. See also Nationally recognized statistical ratings organization.

CAPITAL
The amount of money you invest.

CAPITAL APPRECIATION
An increase in the value of an investment.

CAPITAL GAINS DISTRIBUTIONS
Payments to mutual fund shareholders of profits (realized gains) from the sale of a fund's portfolio securities. Usually paid once a year; may be either short-term gains or long-term gains.

COMMISSION
The fee an investor pays to a financial advisor for investment advice and help in buying or selling mutual funds, stocks, bonds or other securities.

COMPOUNDING
Earnings on an investment's previous earnings.

CONSUMER PRICE INDEX (CPI)
Measurement of U.S. inflation; represents the price of a basket of commonly purchased goods.

CORPORATE BOND
A debt security issued by a corporation. See Bond.

COST BASIS
The original purchase price of an investment, used in determining capital gains and losses.

DEPRECIATION
A decline in an investment's value.

DIVERSIFICATION
The process of spreading investments among a number of different securities, asset classes or investment styles to reduce the risks of investing.

DIVIDEND DISTRIBUTION
Payments to mutual fund shareholders of dividends passed along from the fund's portfolio of securities.

DURATION
A measurement of a fixed-income investment's price volatility. The larger the number, the greater the likely price change for a given change in interest rates.

EXPENSE RATIO
A mutual fund's total operating expenses, expressed as a percentage of its total net assets. Operating expenses are the costs of running a mutual fund, including management fees, offices, staff, equipment and expenses related to maintaining a fund's portfolio of securities and distributing its shares. They are paid from a fund's assets before any earnings are distributed to shareholders.

FIXED-INCOME SECURITIES
With fixed-income securities, the money you originally invest is paid back at a pre-specified maturity date. These securities, which include government, corporate or municipal bonds, as well as money market securities, typically pay a fixed rate of return (often referred to as interest). See Bond.

GOVERNMENT SECURITIES
Securities issued by U.S. government or its agencies. They include Treasuries as well as agency-backed securities such as Fannie Maes.

INFLATION
The increase in the cost of goods and services over time. U.S. inflation is frequently measured by changes in the Consumer Price Index (CPI).

INVESTMENT GOAL
The objective, such as long-term capital growth or high current income, that a mutual fund pursues.

MANAGEMENT FEE
The amount paid by a mutual fund to the investment advisor for management services, expressed as an annual percentage of the fund's average daily net assets.

MARKET CAPITALIZATION
The value of a corporation determined by multiplying the current market price of a share of common stock by the number of shares held by shareholders. A corporation with one million shares outstanding and the market price per share of $10 has a market capitalization of $10 million.

MATURITY
The length of time until a bond issuer must repay the underlying loan principal to bondholders.

NASD REGULATION, INC. (NASDR(SM))
The independent subsidiary of the National Association of Securities Dealers, Inc. responsible for regulating the securities industry.

NATIONALLY RECOGNIZED STATISTICAL RATINGS ORGANIZATION (NRSRO)
A company that assesses the credit quality of bonds, commercial paper, preferred and common stocks and municipal short-term issues, rating the probability that the issuer of the debt will meet the scheduled interest payments and repay the principal. Ratings are published by such companies as Moody's Investors Service, Inc. (Moody's), Standard & Poor's (S&P) and Fitch, Inc. (Fitch).

NET ASSET VALUE (NAV)
The daily dollar value of one mutual fund share. Equal to a fund's net assets divided by the number of shares outstanding.

NET ASSETS
Net assets for purposes of a fund's 80% policy means the total value of all assets in the fund's portfolio, minus any liabilities, plus the amount of the fund's borrowings, if any, for investment purposes.

PREFERRED STOCK
Preferred stock has preference over common stock in the payment of dividends and liquidation of assets. Preferred stocks also often pay dividends at a fixed rate and are sometimes convertible into common stock.

PRICE-TO-EARNINGS RATIO
A measure of a stock's value calculated by dividing the current market price of a share of stock by its annual earnings per share. A stock selling for $100 per share with annual earnings per share of $5 has a P/E of 20.

PRINCIPAL
Amount of money you invest (also called capital). Also refers to a bond's original face value, due to be repaid at maturity.

PROSPECTUS
The official offering document that describes a mutual fund, containing information required by the SEC, such as investment objectives, policies, services and fees.

REDEEM
To cash in your shares by selling them back to the mutual fund.

RISK
Generally defined as variability of value; also credit risk, inflation risk, currency and interest rate risk. Different investments involve different types and degrees of risk.

S&P 500 INDEX
The S&P 500 Index; an unmanaged index of 500 widely held common stocks that is often used to represent performance of the U.S. stock market.

SEC (SECURITIES AND EXCHANGE COMMISSION)
Federal agency established by Congress to administer the laws governing the securities industry, including mutual fund companies.

SHARE CLASSES
Different classifications of shares; mutual fund share classes offer a variety of sales charge choices.

SIGNATURE GUARANTEE
Certification by a bank, brokerage firm or other financial institution that a customer's signature is valid; signature guarantees can be provided by members of the STAMP program.

STANDARD DEVIATION
A measure of an investment's volatility; for mutual funds, measures how much a fund's total return has typically varied from its historical average.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The document serving as "Part B" of a fund's prospectus that provides more detailed information about the fund's organization, investments, policies and risks.

STOCK
An investment that represents a share of ownership (equity) in a corporation. Stocks are often referred to as common stock or equities.

TOTAL RETURN
An investment performance measurement, expressed as a percentage, based on the combined earnings from dividends, capital gains and change in price over a given period.

VOLATILITY
The tendency of an investment to go up or down in value by different magnitudes. Investments that generally go up or down in value in relatively small amounts are considered "low volatility" investments, whereas those investments that generally go up or down in value in relatively large amounts are considered "high volatility" investments.

DELAWARE U.S. GROWTH FUND
Additional information about the Fund's investments is available in the Fund's annual and semi annual reports to shareholders. In the Fund's shareholder reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the report period. You can find more detailed information about the Fund in the current Statement of Additional Information, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is legally a part of this Prospectus. If you want a free copy of the Statement of Additional Information, the annual or semi annual report, or if you have any questions about investing in the Fund, you can write to us at 2005 Market Street, Philadelphia, PA 19103-7094, or call toll-free 800 510-4015. You may also obtain additional information about the Fund from your financial advisor.

You can find reports and other information about the Fund on the EDGAR Database on the SEC web site (http://www.sec.gov). You can also get copies of this information, after payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Fund, including its Statement of Additional Information, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can get information on the Public Reference Room by calling the SEC at 202 942-8090.

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

CLIENT SERVICES REPRESENTATIVE

800 510-4015

DELAPHONE SERVICE

800 362-FUND (800 362-3863)

For convenient access to account information or current performance information on all Delaware Investments Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

                        [LOGO OF DELAWARE INVESTMENTS(SM)

Registrant's Investment Company Act file number: 811-7972

DELAWARE U.S. GROWTH FUND SYMBOLS     CUSIP     NASDAQ
---------------------------------   ---------   ------
Institutional Class                 245917802    DEUIX

DELAWARE GROUP ADVISER FUNDS

DELAWARE DIVERSIFIED INCOME FUND
DELAWARE U.S. GROWTH FUND

CLASS A SHARES
CLASS B SHARES
CLASS C SHARES
CLASS R SHARES
INSTITUTIONAL CLASS

PART B

STATEMENT OF
ADDITIONAL INFORMATION


FEBRUARY 25, 2005


                                              [LOGO OF DELAWARE INVESTMENTS(SM)]

Delaware Investments includes funds with a wide range of investment objectives. Stock funds, income funds, national and state-specific tax-exempt funds, money market funds, global and international funds and closed-end funds give investors the ability to create a portfolio that fits their personal financial goals. For more information, shareholders of the Fund Classes should contact their financial advisor or call Delaware Investments at 800 523-1918 and shareholders of the Institutional Class should contact Delaware Investments at 800
510-4015.

INVESTMENT MANAGER
Delaware Management Company
2005 Market Street
Philadelphia, PA  19103-7094

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
2005 Market Street
Philadelphia, PA 19103-7094

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING,
ACCOUNTING SERVICES
AND TRANSFER AGENT
Delaware Service Company, Inc.
2005 Market Street
Philadelphia, PA 19103-7094

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
2005 Market Street
Philadelphia, PA 19103

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
2001 Market Street
Philadelphia, PA 19103

CUSTODIAN
JPMorgan Chase Bank
4 Chase Metrotech Center
Brooklyn, NY 11245

                       STATEMENT OF ADDITIONAL INFORMATION


                                FEBRUARY 25, 2005


                          DELAWARE GROUP ADVISER FUNDS
                        DELAWARE DIVERSIFIED INCOME FUND
                            DELAWARE U.S. GROWTH FUND

                               2005 MARKET STREET
                           PHILADELPHIA, PA 19103-7094

        FOR MORE INFORMATION ABOUT THE INSTITUTIONAL CLASS: 800 510-4015

       FOR PROSPECTUS, PERFORMANCE AND INFORMATION ON EXISTING ACCOUNTS OF
               CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND
                     CLASS R SHARES: NATIONWIDE 800 523-1918

         DEALER SERVICES: (BROKER/DEALERS ONLY) NATIONWIDE 800 362-7500

        Delaware Group Adviser Funds ("Adviser Funds") is a professionally-managed mutual fund of the series type which currently offers two series of shares: Delaware Diversified Income Fund and Delaware U.S. Growth Fund (individually, a "Fund", and collectively, the "Funds"). This Statement of Additional Information describes Delaware Diversified Income Fund and Delaware U.S. Growth Fund.

        Each Fund offers three retail classes: Class A Shares, Class B Shares, Class C Shares, Class R Shares and an Institutional Class (together referred to as the "Fund Classes"). Each Fund also offers Class R Shares and an Institutional Class (the "Institutional Class"). Each class may be referred to individually as a "Class" and collectively as the "Classes."


        This Statement of Additional Information ("Part B" of the registration statement) supplements the information contained in the current Prospectuses for Delaware Diversified Income Fund and Delaware U.S. Growth Fund dated February 25, 2005, as they may be amended from time to time. Part B should be read in conjunction with the respective Class' Prospectuses. Part B is not itself a Prospectus but is, in its entirety, incorporated by reference into each Class' Prospectuses. A Prospectus may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), at the above address or by calling the above phone numbers. The Funds' financial statements, the notes relating thereto, the financial highlights and the report of the Independent Registered Public Accounting Firm are incorporated by reference from the Annual Report into this Part B. The Annual Report will accompany any request for Part B. The Annual Report can be obtained, without charge, by calling 800 523-1918.

TABLE OF CONTENTS                               PAGE                                                   PAGE
----------------------------------------------  ----      ------------------------------------------   ----
COVER PAGE                                        2        DIVIDENDS, DISTRIBUTIONS AND TAXES           55
INVESTMENT RESTRICTIONS AND POLICIES              3        INVESTMENT MANAGEMENT AGREEMENT              61
PERFORMANCE INFORMATION                          19        OFFICERS AND TRUSTEES                        64
TRADING PRACTICES AND BROKERAGE                  24        GENERAL INFORMATION                          72
PURCHASING SHARES                                26        FINANCIAL STATEMENTS                         77
INVESTMENT PLANS                                 38        APPENDIX A--DESCRIPTION OF RATINGS           78
DETERMINING OFFERING PRICE AND NET ASSET VALUE   47
REDEMPTION AND EXCHANGE                          48

INVESTMENT RESTRICTIONS AND POLICIES

INVESTMENT RESTRICTIONS

        FUNDAMENTAL RESTRICTIONS - Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of each Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

The Funds shall not:

        1. Make investments that will result in the concentration (as that term may be defined in the Investment Company Act of 1940 ("1940 Act"), any rule or order thereunder, or U.S. Securities and Exchange Commission ("SEC") staff interpretation thereof) of their investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

        2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

        3. Underwrite the securities of other issuers, except that each Fund may engage in transactions involving the acquisition, disposition or resale of their portfolio securities, under circumstances where they may be considered to be an underwriter under the 1933 Act.

        4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

        5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Funds from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

        6. Make loans, provided that this restriction does not prevent the Funds from purchasing debt obligations, entering into repurchase agreements, loaning their assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

        NON-FUNDAMENTAL RESTRICTIONS - In addition to the fundamental policies and investment restrictions described above, and the various general investment policies described in the prospectus, the Funds will be subject to the following investment restrictions, which are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval.

        1. Each Fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation or other similar transaction. However, the Delaware U.S. Growth Fund may not operate as a "fund of funds" which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a "fund of funds."

        2. Each Fund may not invest more than 15% of its net assets in securities which it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value at which Delaware U.S. Growth Fund has valued the investment.

        The following are additional non-fundamental investment restrictions:

The Fund normally may not:

        1. Purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's assets (determined at the time of investment) would then be invested in securities of a single issuer;

        2. Purchase any securities (other than obligations of the U.S. government, its agencies and instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks, U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks (provided that the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason). Foreign governments, including agencies and instrumentalities thereof, and each of the electric utility, natural gas distribution, natural gas pipeline, combined electric and natural gas utility, and telephone industries shall be considered as a separate industry for this purpose;

        3. Buy or sell real estate, interests in real estate or commodities or commodity contracts; however, the Fund may invest in debt securities secured by real estate or interests therein, or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies (including forward currency contracts) and financial futures contracts and options thereon;

        4. Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause Adviser Funds to be considered an underwriter as that term is defined under the 1933 Act, as amended;

        5. Make loans in an aggregate amount in excess of one-third of the Fund's total assets, taken at the time any loan is made, provided that entering into certain repurchase agreements and purchasing debt securities shall not be deemed loans for the purposes of this restriction;

        6. Make short sales of securities or maintain a short position if, when added together, more than 25% of the value of the Fund's net assets would be (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales and (ii) allocated to segregated accounts in connection with short sales;

        7. Borrow money, except from banks for temporary or emergency purposes not in excess of one-third of the value of the Fund's assets, and except that Fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase agreements, "roll" transactions and any other transactions constituting borrowing by the Fund may not exceed one-third of the Fund's total assets and if the Fund's borrowing, including reverse repurchase agreements, exceeds 5% of the value of the Fund's total assets, we will not purchase any additional securities;

        8. Invest in securities of other investment companies except as may be acquired as part of a merger, consolidation, reorganization or acquisition of assets and except that the Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any investment company or invest more than 10% of its total assets in the securities of other investment companies;

        9. Make investments for the purpose of exercising control or management;

        10. Invest in securities of any issuer if, to the knowledge of Adviser Funds, any officer or trustee of the Adviser Funds or the Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer;

        11. Purchase any security if as a result Delaware U.S. Growth Fund would then have more than 5% of its total assets (determined at the time of investment) invested in securities of companies (including predecessors) less than three years old; or

        12. Purchase illiquid securities or other securities that are not readily marketable if more than 10% of the total assets of Delaware U.S. Growth Fund would be invested in such securities.

In order to comply with certain state "blue sky" restrictions, Delaware U.S. Growth Fund will not as a matter of operating policy:

        1.      Invest in oil, gas and mineral leases or programs;

        2. Purchase warrants if as a result Delaware U.S. Growth Fund would then have more than 5% of its net assets (determined at the time of investment) invested in warrants. Warrants will be valued at the lower of cost or market and investment in warrants which are not listed on the New York Stock Exchange or American Stock Exchange will be limited to 2% of the net assets of Adviser Funds (determined at the time of investment). For the purpose of this limitation, warrants acquired in units or attached to securities are deemed to be without value;

        3. In connection with investment restriction number eight above, invest in securities issued by other investment companies without waiving the advisory fee on that portion of its assets invested in such securities; or

        4. Purchase puts, calls, straddles, spreads, and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets.

        The Prospectuses discuss each Fund's investment objective and the policies followed to achieve that objective. The following discussion supplements the description of the Fund's investment objectives and policies in the Prospectuses.

LOWER-RATED DEBT SECURITIES

        The Funds may purchase securities that are rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's ("S&P"). These securities are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty, which may follow periods of rising interest rates. While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See Appendix A - Description of Ratings in this Part B.

        The market for lower-rated securities may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by the Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

        Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis is an integral part of managing any securities of this type held by each Fund. In considering investments for each Fund, the Manager will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

        Each Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

MORTGAGE-BACKED SECURITIES

        Each Fund may invest in mortgage-related securities including those representing an undivided ownership interest in a pool of mortgages.

        GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES. Certificates issued by the Government National Mortgage Association ("GNMA") are mortgage-backed securities representing part ownership of a pool of mortgage loans, which are issued by lenders such as mortgage bankers, commercial banks and savings and loan associations, and are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A pool of these mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. The timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government.

        Principal is paid back monthly by the borrower over the term of the loan. Investment of prepayments may occur at higher or lower rates than the anticipated yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current market rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates. GNMA certificates typically appreciate or decline in market value during periods of declining or rising interest rates, respectively. Due to the regular repayment of principal and the prepayment feature, the effective maturities of mortgage pass-through securities are shorter than stated maturities, will vary based on market conditions and cannot be predicted in advance. The effective maturities of newly-issued GNMA certificates backed by relatively new loans at or near the prevailing interest rates are generally assumed to range between approximately nine and 12 years.

        FNMA AND FHLMC MORTGAGE-BACKED OBLIGATIONS. The Federal National Mortgage Association ("FNMA"), a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. The Federal Home Loan Mortgage Corporation ("FHLMC"), a corporate instrumentality of the U.S. government, issues participation certificates which represent an interest in a pool of conventional mortgage loans. FHLMC guarantees the timely payment of interest and the ultimate collection of principal, and maintains reserves to protect holders against losses due to default, but the certificates are not backed by the full faith and credit of the U.S. government.

        As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayments of the underlying pool of mortgages and cannot be predicted.

FOREIGN INVESTMENTS

        Each Fund may invest up to 20% of its assets in foreign securities. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than for U.S. investments.

        Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

        Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments. There is no assurance that the Manager will be able to anticipate or counter these potential events.

        The considerations noted above generally are intensified for investments in developing countries. Developing countries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.

        Each Fund may invest in foreign securities that impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.

        American Depositary Receipts and European Depositary Receipts ("ADRs" and "EDRs") are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies.

MORTGAGE DOLLAR ROLLS

        Delaware U.S. Growth Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Dollar roll transactions consist of the sale by the Fund of mortgage-backed securities, together with a commitment to purchase similar, but not necessarily identical, securities at a future date. Any difference between the sale price and the purchase price is netted against the interest income foregone on the securities to arrive at an implied borrowing (reverse repurchase) rate. Alternatively, the sale and purchase transactions which constitute the dollar roll can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security. If the broker/dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the security may be restricted; the value of the security may change adversely over the term of the dollar roll; the security that the Fund is required to repurchase may be worth less than the security that the Fund originally held, and the return earned by the Fund with the proceeds of a dollar roll may not exceed transaction costs. The Fund will place U.S. government or other liquid, high quality assets in a segregated account in an amount sufficient to cover its repurchase obligation.

OPTIONS ON FOREIGN AND U.S. CURRENCIES AND SECURITIES

        Each Fund may purchase and sell (write) put and call options on securities, although the present intent is to write only covered call options. These covered call options must remain covered so long as each Fund is obligated as a writer. A call option written by each Fund is "covered" if the Funds own the security underlying the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Fund's Custodian) upon conversion or exchange of other securities held in its fund. A call option is also covered if each Fund holds on a share-for-share basis a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, treasury bills or other high grade, short-term debt obligations in a segregated account with the Custodian. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

        If the writer of an option wishes to terminate the obligation, he or she may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after he or she has been notified of the exercise of an option. Similarly, an investor who is the holder of an option may liquidate his or her position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. To secure the obligation to deliver the underlying security in the case of a call option, the writer of the option (whether an exchange-traded option or a NASDAQ option) is required to pledge for the benefit of the broker the underlying security or other assets in accordance with the rules of The Options Clearing Corporation (OCC), the Chicago Board of Trade and the Chicago Mercantile Exchange, institutions which interpose themselves between buyers and sellers of options. Technically, each of these institutions assumes the other side of every purchase and sale transaction on an exchange and, by doing so, guarantees the transaction.

        An option position may be closed out only on an exchange, board of trade or other trading facility which provides a secondary market for an option of the same series. Although each Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or other trading facility will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or otherwise may exist. In such event it might not be possible to effect closing transactions in particular options, with the result that the Funds would have to exercise their options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities acquired through the exercise of call options or upon the purchase of underlying securities for the exercise of put options. If the Funds, as a covered call option writer, are unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

        Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the OCC, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

OPTIONS ON STOCK INDICES

        Options on stock indices are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements are in cash.

        The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the exercise price of an option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

        Except as described below, each Fund will write call options on indices only if on such date it holds a portfolio of securities at least equal to the value of the index times the multiplier times the number of contracts. When each Fund writes a call option on a broadly-based stock market index, the Fund will segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, cash, cash equivalents or at least one "qualified security" with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. The Funds will write call options on broadly-based stock market indices only if at the time of writing it holds a diversified portfolio of stocks.

        If the Funds have written an option on an industry or market segment index, they will so segregate or put into escrow with the Custodian, or pledge to a broker as collateral for the option, at least ten "qualified securities," which are stocks of an issuer in such industry or market segment, with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. Such stocks will include stocks which represent at least 50% of each Fund's holdings in that industry or market segment. No individual security will represent more than 15% of the amount so segregated, pledged or escrowed in the case of broadly-based stock market index options or 25% of such amount in the case of industry or market segment index options.

        If at the close of business, the market value of such qualified securities so segregated, escrowed or pledged falls below 100% of the current index value times the multiplier times the number of contracts, the Fund will segregate, escrow or pledge an amount in cash, Treasury bills or other high grade short-term debt obligations equal in value to the difference. In addition, when each Fund writes a call on an index which is in-the-money at the time the call is written, the Fund will segregate with the Custodian or pledge to the broker as collateral, cash, U.S. government or other high grade short-term debt obligations equal in value to the amount by which the call is in-the-money times the multiplier times the number of contracts. Any amount segregated pursuant to the foregoing sentence may be applied to each Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts. However, if each Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other high grade short-term debt obligations in a segregated account with the Custodian, it will not be subject to the requirements described in this paragraph.

        RISKS OF OPTIONS ON STOCK INDICES. Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, each Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, may be unable to exercise an option it holds, which could result in substantial losses to each Fund. It is the Fund's policy to purchase or write options only on indices that include a number of securities sufficient to minimize the likelihood of a trading halt in the index.

        SPECIAL RISKS OF WRITING CALLS ON STOCK INDICES. Unless each Fund has other liquid assets which are sufficient to satisfy the exercise of a call, each Fund would be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if the

Funds fail to anticipate an exercise it may have to borrow from a bank (in amounts not exceeding 20% of the value of each Fund's total assets) pending settlement of the sale of securities in its portfolio and would incur interest charges thereon.

        When the Fund has written a call, there is also a risk that the market may decline between the time the Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time the Fund is able to sell securities in its portfolio. As with stock options, each Fund will not learn that an index option has been exercised until the day following the exercise date. Unlike a call on stock where the Funds would be able to deliver the underlying securities in settlement, the Funds may have to sell part of its portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. This timing risk makes certain strategies involving more than one option substantially more risky with index options than with stock options. For example, even if an index call which the Funds have written is "covered" by an index call held by the Funds with the same strike price, the Funds will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the clearing corporation and the close of trading on the date the Funds exercise the call it holds or the time the Funds sell the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

        OVER-THE-COUNTER OPTIONS AND ILLIQUID SECURITIES. Delaware U.S. Growth Fund may deal in over-the-counter ("OTC") options. The Fund understands the position of the staff of the Securities and Exchange Commission ("SEC") to be that purchased OTC options and the assets used as "cover" for written OTC options are illiquid securities. The Fund and the Manager, and the sub-advisors disagree with this position and have found the dealers with which they engage in OTC options transactions generally agreeable to and capable of entering into closing transactions. The Fund has adopted procedures for engaging in OTC options for the purpose of reducing any potential adverse impact of such transactions upon the liquidity of the Fund's portfolio.

        As part of these procedures the Fund will engage in OTC options transactions only with primary dealers that have been specifically approved by the Board of Trustees of Adviser Funds and the Manager believe that the approved dealers should be agreeable and able to enter into closing transactions if necessary and, therefore, present minimal credit risks to the Fund. The Fund anticipates entering into written agreements with those dealers to whom the Fund may sell OTC options, pursuant to which the Fund would have the absolute right to repurchase the OTC options from such dealers at any time at a price determined pursuant to a formula set forth in certain no action letters published by the SEC staff. The Fund will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus, with respect to OTC options written by the Fund, the amounts required to be treated as illiquid pursuant to the terms of such letters (and the value of the assets used as cover with respect to OTC option sales which are not within the scope of such letters), plus the amount invested by the Fund in illiquid securities, would exceed 15% of the Fund's total assets. OTC options on securities other than U.S. government securities may not be within the scope of such letters and, accordingly, the amount invested by the Fund in OTC options on such other securities and the value of the assets used as cover with respect to OTC option sales regarding such non-U.S. government securities will be treated as illiquid and subject to the 10% limitation on the Fund's net assets that may be invested in illiquid securities. See Illiquid Securities, below.

FUTURES CONTRACTS AND OPTIONS THEREON

        A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific fixed-income security or index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities is made. When the futures contract is entered into, each party deposits with a broker or in a segregated custodial account approximately 5% of the contract amount, called the "initial margin." Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying security or index fluctuates, making the long and short positions in the futures contracts more or less valuable, a process known as "marking to market." In the case of options on futures contracts, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put). If the option is exercised by the holder before the last trading day during the option period, the option writer delivers the futures position, as well as any balance in the writer's futures margin account. If it is exercised on the last trading day, the option writer delivers to the option holder cash in an amount equal to the difference between the option exercise price and the closing level of the relevant security or index on the date the option expires.

        Each Fund intends to engage in futures contracts and options thereon as a hedge against changes, resulting from market conditions, in the value of securities which are held by each Fund or which each Fund intends to purchase, in accordance with the rules and regulations of the Commodity Futures Trading Commission ("CFTC"). Additionally, each Fund may write options on futures contracts to realize through the receipt of premium income a greater return than would be realized in each Fund's portfolio securities alone.

        RISKS OF TRANSACTIONS IN FUTURES CONTRACTS. There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by each Fund is subject to the ability of the Funds' Manager to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities that are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

        Although each Fund will purchase or sell futures contracts only on exchanges where there appears to be an adequate secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular contract or at any particular time. Accordingly, there can be no assurance that it will be possible, at any particular time, to close a futures position. In the event each Fund could not close a futures position and the value of such position declined, each Fund would be required to continue to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price movements of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

        The hours of trading of futures contracts may not conform to the hours during which each Fund may trade the underlying securities. To the extent that the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures market.

        FOREIGN CURRENCY TRANSACTIONS. Each Fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged. Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price. Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

        When dealings in forward contracts, each Fund will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Funds generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Funds may not position hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of a forward contract) of securities held in its portfolio denominated or quoted in, or currently convertible into, such currency.

        When each Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when each Fund anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Funds may desire to "lock in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, each Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

        Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, each Fund may enter into a forward contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of each Fund denominated in such foreign currency.

        The Funds may use currency forward contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Fund.

        In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a "settlement hedge" or "transaction hedge." The Manager expects to enter into settlement hedges in the normal course of managing the Fund's foreign investments. Each Fund could also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Manager.

        The Funds may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if the Funds owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a "position hedge") would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. Each Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling -- for example, by entering into a forward contract to sell Euros in return for U.S. dollars. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

        Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover currency forward contracts. As required by SEC guidelines, the Funds will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. The Funds will not segregate assets to cover forward contracts, including settlement hedges, position hedges, and proxy hedges. Successful use of forward currency contracts will depend on the Manager's skill in analyzing and predicting currency values. Forward contracts may substantially change the Fund's investment exposure to changes in currency exchange rates, and could result in losses to the Funds if currencies do not perform as the Manager anticipates. For example, if a currency's value rose at a time when the Manager had hedged the Funds by selling that currency in exchange for dollars, the Funds would be unable to participate in the currency's appreciation. If the Manager hedges currency exposure through proxy hedges, the Funds could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem. Similarly, if the Manager increases the Funds' exposure to a foreign currency, and that currency's value declines, each Fund will realize a loss. There is no assurance that the Manager's use of forward currency contracts will be advantageous to each Fund or that it will hedge at an appropriate time.

FOREIGN CURRENCY OPTIONS

        The Funds may purchase U.S. exchange-listed call and put options on foreign currencies. Such options on foreign currencies operate similarly to options on securities. Options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

        The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

        There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealer or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options market.

FOREIGN CURRENCY CONVERSION

        Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should either Fund desire to resell that currency to the dealer.

COMBINED TRANSACTIONS

        The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

CONVERTIBLE SECURITIES

        Delaware U.S. Growth Fund may invest in securities that either have warrants or rights attached or are otherwise convertible into other or additional securities. A convertible security is typically a fixed-income security (a bond or preferred stock) that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible securities are generally senior to common stocks in a corporation's capital structure but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in capital appreciation attendant upon a market price advance in the common stock underlying the convertible security. In general, the market value of a convertible security is at least the higher of its "investment value" (i.e., its value as a fixed-income security) or its "conversion value" (i.e., its value upon conversion into its underlying common stock). While no securities investment is without some risk, investments in convertible securities generally entail less risk than investments in the common stock of the same issuer.

SWAPS, CAPS, FLOORS AND COLLARS

        Delaware Diversified Income Fund and Delaware U.S. Growth Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities each Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a nominal amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

        Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with each Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the investment manager and each Fund believe such obligations do not constitute senior securities under the Investment Company Act of 1940 (the "1940 Act") and, accordingly, will not treat them as being subject to its borrowing restrictions. Either Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or is determined to be of equivalent credit quality by the Manager. If there is a default by the counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agent utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS

        Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

LENDING OF PORTFOLIO SECURITIES

        Each Fund has the ability to lend securities from its portfolio to brokers, dealers and other financial organizations. Such loans, if and when made, may not exceed one-third of either Fund's total assets. The Fund may not lend its portfolio securities to Lincoln National Corporation or its affiliates unless it has applied for and received specific authority from the SEC. Loans of securities by the Funds will be collateralized by cash, letters of credit or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the Funds may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the Fund or with Lincoln National Corporation, and which is acting as a "finder."

        In lending its portfolio securities, each Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when government securities are used as collateral. Requirements of the SEC, which may be subject to future modifications, currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the Fund must receive 102% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the loaned securities rises above the level of such collateral; (c) the Fund must be able to terminate the loan at any time; (d) the Fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the Fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the Funds' Board of Trustees must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially.

WHEN-ISSUED SECURITIES

        The Funds may purchase securities on a "when-issued" basis. When either Fund agrees to purchase securities, it will reserve cash or securities in amounts sufficient to cover its obligations, and will value the reserved assets daily. It may be expected that each Fund's net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash. The Funds do not intends to purchase "when-issued" securities for speculative purposes but only in furtherance of their investment objective. Because each Fund will set reserve cash or liquid portfolio securities to satisfy its purchase commitments in the manner described, each Fund's liquidity and the ability of the Manager or sub-advisor to manage the Funds might be affected in the event its commitments to purchase when-issued securities ever exceeded 25% of the value of its assets.

        When either Fund engages in "when-issued" transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Funds' incurring a loss or missing the opportunity to obtain a price considered to be advantageous.

MONEY MARKET INSTRUMENTS

        Delaware U.S. Growth Fund may invest for defensive purposes in corporate government bonds and notes and money market instruments. Money market instruments in which the Fund may invest include U.S. government securities; certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the U.S. and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. The following is a more detailed description of such money market instruments.

BANK OBLIGATIONS

        Certificates of deposit ("CDs") are short-term negotiable obligations of commercial banks; time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates; and bankers' acceptances are time drafts drawn on commercial banks by borrowers usually in connection with international transactions.

        Obligations of foreign branches of domestic banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and government regulation. Such obligations are subject to different risks than are those of domestic banks or domestic branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of domestic banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a domestic bank than about a domestic bank. CDs issued by wholly owned Canadian subsidiaries of domestic banks are guaranteed as to repayment of principal and interest (but not as to sovereign risk) by the domestic parent bank.

        Obligations of domestic branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation as well as governmental action in the country in which the foreign bank has its head office. A domestic branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states ("State Branches") may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of state branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a domestic branch of a foreign bank than about a domestic bank.

        In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign branches of domestic banks or by domestic branches of foreign banks, the Manager will carefully evaluate such investments on a case-by-case basis.

        Savings and loan associations whose CDs may be purchased by either Fund are supervised by the Office of Thrift Supervision and are insured by the Savings Association Insurance Fund, which is administered by the FDIC and is backed by the full faith and credit of the U.S. government. As a result, such savings and loan associations are subject to regulation and examination.

REVERSE REPURCHASE AGREEMENTS

        Delaware U.S. Growth Fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by the Fund and its agreement to repurchase the security at a specified time and price. The Fund will maintain in a segregated account with the Custodian cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowings by the Fund; accordingly, the Fund will limit its investments in reverse repurchase agreements, together with any other borrowings, to no more than one-third of its total assets. The use of reverse repurchase agreements by the Fund creates leverage which increases the Fund's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case.

"ROLL" TRANSACTIONS

        Each Fund may engage in "roll" transactions. A "roll" transaction is the sale of securities together with a commitment (for which the Fund may receive a fee) to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by the Funds; accordingly, the Funds will limit their use of these transactions, together with any other borrowings, to no more than one-third of each of their total assets. Each Fund will segregate liquid assets such as cash, U.S. government securities or other high grade debt obligations in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent each Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), each Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of each Fund's portfolio securities decline while each Fund is in a leveraged position, greater depreciation of their net assets would likely occur than were they not in such a position. As each Fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases.

REPURCHASE AGREEMENTS

        While each Fund is permitted to do so, it normally does not invest in repurchase agreements, except to invest cash balances.

        The funds available from Delaware Investments have obtained an exemption (the "Order") from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow Delaware Investments Funds jointly to invest cash balances. Each Fund may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described below.

        A repurchase agreement is a short-term investment by which the purchaser acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to the Fund, if any, would be the difference between the repurchase price and the market value of the security. Each Fund will limit its investments in repurchase agreements to those which the Manager, under the guidelines of the Board of Trustees, determines to present minimal credit risks and which are of high quality. In addition, each Fund must have collateral of at least 102% of the repurchase price, including the portion representing the Fund's yield under such agreements, which is monitored on a daily basis.

ILLIQUID SECURITIES

        Delaware Diversified Income Fund and Delaware U.S. Growth Fund may invest no more than 15% and 10% respectively of the value of its net assets in illiquid securities.

        The Funds may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the Securities Act of 1933 (the "1933 Act"). Rule 144A permits many privately placed and legally restricted securities to be freely traded among certain institutional buyers such as the Funds.

        While maintaining oversight, the Board of Trustees has delegated to the Manager the day-to-day function of determining whether or not individual Rule 144A Securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. The Board has instructed the Manager to consider the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

        If the Manager determines that a Rule 144A Security that was previously determined to be liquid is no longer liquid and, as a result, the Funds' holdings of illiquid securities exceed the Funds' limits on investment in such securities, the Manager will determine what action to take to ensure that each Fund continues to adhere to such limitation.

VARIABLE AND FLOATING RATE NOTES

        Variable rate master demand notes, in which each Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Both Funds will not invest over 5% of their assets in variable rate master demand notes. Because master demand notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, the Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

        A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by each Fund will be determined by the Fund's Manager under guidelines established by each Fund's Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under either Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by each Fund, each Fund may re-sell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

        Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with securities with legal or contractual restrictions on resale or for which no readily available market exists (including repurchase agreements providing for settlement more than seven days after notice), exceed 10% of each Fund's total assets only if such notes are subject to a demand feature that will permit the Fund to demand payment of the Principal within seven days after demand by the Funds. If not rated, such instruments must be found by either Fund's Manager under guidelines established by the Funds' Board of Trustees, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by a nationally recognized statistical rating organization that is not affiliated with the issuer or guarantor of the instruments. For a description of the rating symbols of S&P and Moody's used in this paragraph, see Appendix A. The Funds may also invest in Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and in Europaper which is U.S. dollar denominated commercial paper of a foreign issuer.

MUNICIPAL SECURITIES

        Municipal Securities are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, roads, schools, water and sewer works, and other utilities. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. In addition, certain debt obligations known as "private activity bonds" may be issued by or on behalf of municipalities and public authorities to obtain funds to provide certain water, sewage and solid waste facilities, qualified residential rental projects, certain local electric, gas and other heating or cooling facilities, qualified hazardous waste facilities, high-speed intercity rail facilities, governmentally-owned airports, docks and wharves and mass commuting facilities, certain qualified mortgages, student loan and redevelopment bonds and bonds used for certain organizations exempt from federal income taxation. Certain debt obligations known as "industrial development bonds" under prior federal tax law may have been issued by or on behalf of public authorities to obtain funds to provide certain privately-operated housing facilities, sports facilities, industrial parks, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, sewage or solid waste disposal facilities, and certain facilities for water supply. Other private activity bonds and industrial development bonds issued to finance the construction, improvement, equipment or repair of privately-operated industrial, distribution, research, or commercial facilities may also be Municipal Securities, but the size of such issues is limited under current and prior federal tax law.

        Information about the financial condition of issuers of Municipal Securities may be less available than about corporations with a class of securities registered under the Securities Exchange Act of 1934 (the "1934 Act").

DISCLOSURE OF PORTFOLIO HOLDINGS INFORMATION


        The Fund has adopted a policy generally prohibiting providing portfolio holdings to any person until after thirty calendar days have passed. We post a list of the Fund's portfolio holdings monthly, with a thirty day lag, on the Fund's website, www.delawarefunds.com. In addition, on a ten day lag, we also make available a month-end summary listing of the number of the Fund's securities, country and asset allocations, and top ten securities and sectors by percentage of holdings for the Fund. This information is available publicly to any and all shareholders free of charge once posted on the website by calling 1-800-523-1918.


        Other entities, including institutional investors and intermediaries that distribute the Fund's shares, are generally treated similarly and are not provided with the Fund's portfolio holdings in advance of when they are generally available to the public. Third-party service providers and affiliated persons of the Fund are provided with the Fund's portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds.

        Third-party rating agencies and consultants who have signed agreements ("Non-Disclosure Agreements") with the Fund or the Manager may receive portfolio holdings information more quickly than the thirty day lag. The Non-Disclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Fund's portfolio securities). In addition, the receiving party must agree to provide copies of any research or reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Fund, the Manager nor any affiliate receive any compensation or consideration with respect to these agreements.

        Non-Disclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Fund's Chief Compliance Officer prior to such use.

PERFORMANCE INFORMATION

        From time to time, the Funds may state total return for their Classes in advertisements and other types of literature. Any statements of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year or life-of-fund periods, as applicable. Each Fund may also advertise aggregate and average compounded rate of return information of each Class over additional periods of time.

        In presenting performance information for Class A Shares, the Limited CDSC, applicable only to certain redemptions of those shares, will not be deducted from any computations of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares.

        The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                       P(1+T) TO THE POWER n = ERV

        Where:     P  =    a hypothetical initial purchase order of $1,000 from
                           which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                   T  =    average annual total return;

                   n  =    number of years;

                 ERV  =    redeemable value of the hypothetical
                           $1,000 purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.

        Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.

        Each Fund may also state total return performance for their Classes in the form of an average annual return. This average annual return figure will be computed by taking the sum of a Class' annual returns, then dividing that figure by the number of years in the overall period indicated. The computation will reflect the impact of the maximum front-end sales charge or CDSC, if any, paid on the illustrated investment amount against the first year's return. From time to time, the Funds may quote actual total return performance for their Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Citigroup Global Markets, Inc. These indices are not managed for any investment goal.

        The average annual total return quotations through October 31, 2004 are shown below for Class A shares and Class C shares of Delaware Diversified Income Fund and each Class of Delaware U.S. Growth Fund and are computed as described above. Returns for Class A Shares at offer reflect the maximum front-end sales charge paid on the purchase of shares (5.75% on Class A shares of Delaware U.S. Growth Fund and 4.50% on Class A shares of Delaware Diversified Income Fund); returns for Class A Shares at net asset value (NAV) do not reflect the payment of any front-end sales charge. Returns for Class B Shares and Class C Shares including deferred sales charge reflect the deduction of the applicable CDSC that would be paid if the shares were redeemed on October 31, 2003; returns for Class B Shares and Class C Shares excluding deferred sales charge assume the shares were not redeemed on October 31, 2004 and therefore do not reflect the deduction of a CDSC. No return information currently is provided for Class R Shares.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.


                         AVERAGE ANNUAL TOTAL RETURN(1)

                                                                           10 year        Lifetime
DELAWARE U.S. GROWTH FUND                  1 year ended   5 year ended      ended         through
(INCEPTION 12/3/93)                          10/31/04       10/31/04       10/31/04       10/31/04
----------------------------------------   ------------   ------------   ------------   ------------
CLASS A AT OFFER BEFORE TAXES(2)                  (7.65%)        (7.31%)         6.16%          5.84%
(INCEPTION 12/3/93)
CLASS A AT OFFER AFTER TAXES ON                   (7.65%)        (7.48%)         4.40%          4.40%
DISTRIBUTIONS(2)
(INCEPTION 12/3/93)
CLASS A AT OFFER AFTER TAXES ON                   (4.97%)        (6.04%)         4.47%          4.47%
DISTRIBUTIONS AND SALE OF FUND SHARES(2)
(INCEPTION 12/3/93)
CLASS A AT NAV BEFORE TAXES                       (2.03%)        (6.21%)         6.79%          6.41%
(INCEPTION 12/3/93)
CLASS B INCLUDING CDSC BEFORE TAXES(3)            (6.51%)        (7.26%)         6.18%          6.06%
(INCEPTION 3/29/94)
CLASS B INCLUDING CDSC AFTER TAXES ON             (6.51%)        (7.44%)         4.37%          4.37%
DISTRIBUTIONS(3)
(INCEPTION 3/29/94)
CLASS B INCLUDING CDSC AFTER TAXES ON             (4.23%)        (5.99%)         4.36%          4.36%
DISTRIBUTIONS AND SALE OF FUND SHARES(3)
(INCEPTION 3/29/94)
CLASS B EXCLUDING CDSC BEFORE TAXES               (2.61%)        (6.85%)         6.18%          6.06%
(INCEPTION 3/29/94)
CLASS C INCLUDING CDSC BEFORE TAXES               (3.66%)        (6.85%)         6.08%          6.43%
(INCEPTION 5/23/94)
CLASS C INCLUDING CDSC AFTER TAXES ON             (3.66%)        (7.01%)         4.36%          4.36%
DISTRIBUTIONS
(INCEPTION 5/23/94)
CLASS C INCLUDING CDSC AFTER TAXES ON             (2.38%)        (5.66%)         4.45%          4.45%
DISTRIBUTIONS AND SALE OF FUND SHARES
(INCEPTION 5/23/94)
CLASS C EXCLUDING CDSC BEFORE TAXES               (2.69%)        (6.85%)         6.08%          6.43%
(INCEPTION 5/23/94)
CLASS R BEFORE TAXES                              (2.22%)          N/A            N/A           3.26%
(INCEPTION 6/2/03)
CLASS R AFTER TAXES ON DISTRIBUTIONS              (2.22%)          N/A            N/A           3.26%
(INCEPTION 6/2/03)
CLASS R AFTER TAXES ON DISTRIBUTIONS AND          (1.44%)          N/A            N/A           2.77%
SALE OF FUND SHARES
(INCEPTION 6/2/03)
INSTITUTIONAL CLASS BEFORE TAXES                  (1.69%)        (5.92%)         7.12%          6.33%
(INCEPTION 2/3/94)
INSTITUTIONAL CLASS AFTER TAXES ON                (1.69%)        (6.08%)         5.36%          5.36%
DISTRIBUTIONS
(INCEPTION 2/3/94)
INSTITUTIONAL CLASS AFTER TAXES ON                (1.10%)        (4.91%)         5.32%          5.32%
DISTRIBUTIONS AND SALE OF FUND SHARES
(INCEPTION 2/3/94)

                         AVERAGE ANNUAL TOTAL RETURN(1)

                                              1 year        5 years        10 years       Lifetime
                                               ended          ended          ended        through
DELAWARE DIVERSIFIED INCOME FUND(4)          10/31/04       10/31/04       10/31/04       10/31/04
----------------------------------------   ------------   ------------   ------------   ------------
CLASS A AT OFFER BEFORE TAXES                      5.03%          9.43%           N/A           8.66%
(INCEPTION 12/29/97)
CLASS A AT OFFER AFTER TAXES ON                    3.03%          5.96%           N/A           5.47%
DISTRIBUTIONS
(INCEPTION 12/29/97)
CLASS A AT OFFER AFTER TAXES ON                    3.23%          5.90%           N/A           5.41%
DISTRIBUTIONS AND SALE OF FUND SHARES
(INCEPTION 12/29/97)
CLASS A AT NAV BEFORE TAXES                        9.92%         10.43%           N/A           9.39%
(INCEPTION 12/29/97)
CLASS B INCLUDING CDSC BEFORE TAXES(3)             5.10%           N/A            N/A          10.97%
(INCEPTION 10/28/02)
CLASS B INCLUDING CDSC AFTER TAXES ON              3.30%           N/A            N/A           6.40%
DISTRIBUTIONS(3)
(INCEPTION 10/28/02)
CLASS B INCLUDING CDSC AFTER TAXES ON              3.29%           N/A            N/A           6.49%
DISTRIBUTIONS AND SALE OF FUND SHARES(3)
(INCEPTION 10/28/02)
CLASS B EXCLUDING CDSC BEFORE TAXES                9.10%           N/A            N/A          11.97%
(INCEPTION 10/28/02)
CLASS C AT OFFER BEFORE TAXES                      8.11%           N/A            N/A          11.94%
(INCEPTION 10/28/02)
CLASS C AT OFFER AFTER TAXES ON                    5.24%           N/A            N/A           7.65%
DISTRIBUTIONS AND SALE OF FUND SHARES
(INCEPTION 10/28/02)
CLASS C AT OFFER AFTER TAXES ON                    6.31%           N/A            N/A           7.78%
DISTRIBUTIONS
(INCEPTION 10/28/02)
CLASS C AT NAV BEFORE TAXES                        9.11%           N/A            N/A          11.94%
(INCEPTION 10/28/02)
CLASS R BEFORE TAXES                               9.55%           N/A            N/A           7.58%
(INCEPTION 6/2/03)
CLASS R AFTER TAXES ON DISTRIBUTIONS               7.59%           N/A            N/A           5.80%
(INCEPTION 6/2/03)
CLASS R AFTER TAXES ON DISTRIBUTIONS AND           6.17%           N/A            N/A           5.40%
SALE OF FUND SHARES
(INCEPTION 6/2/03)
INSTITUTIONAL CLASS BEFORE TAXES                  10.05%           N/A            N/A          12.98%
(INCEPTION 10/28/02)
INSTITUTIONAL CLASS AFTER TAXES ON                 7.86%           N/A            N/A           8.44%
DISTRIBUTIONS
(INCEPTION 10/28/02)
INSTITUTIONAL CLASS AFTER TAXES ON                 6.48%           N/A            N/A           8.31%
DISTRIBUTIONS AND SALE OF FUND SHARES
(INCEPTION 10/28/02)


(1) Reflects applicable expense caps in effect during the periods. See Investment Management Agreement and Sub-Advisory Agreement for information regarding expense caps for the Funds. In the absence of such voluntary waivers, performance would have been affected negatively.
(2) The 12b-1 fees payable by Delaware U.S. Growth Fund for Class A Shares were at a rate equal to 0.35% of the average daily net assets prior to May 6, 1996. Beginning May 6, 1996, the payments were set at 0.30%. Performance calculations for periods after May 6, 1996 reflect the lower 12b-1 fee rate for Class A shares of Delaware U.S. Growth Fund. Effective November 2, 1998, the maximum front-end sales charge is 5.75%. The above performance numbers are calculated using 5.75% as the applicable sales charge for all time periods.
(3) Effective November 18, 2002, the CDSC schedule for Class B Shares of Delaware U.S. Growth Fund was changed to: 4.00% during the first year, 3.25% during the second year, 2.75% during the third year, 2.25% during the fourth and fifth years, 1.50% during the sixth year, and 0.00% thereafter. The above figures have been calculated using this new schedule.
(4) On October 28, 2002, the Fund acquired all of the assets and assumed all of the liabilities of The Diversified Core Fixed Income Portfolio of Delaware Pooled Trust (the "Predecessor Fund"). Share holders of the Predecessor Fund received Class A shares of the Fund in connection with this transaction. As a result of this transaction, Class A shares of the Fund assumed the performance history of the Predecessor Fund for periods prior to the closing date of the transaction. In accordance with current Securities and

        Exchange Commission requirements, the performance of the Fund for periods prior to October 28, 2002 has been restated to reflect the maximum sales charge applicable to Class A shares, but not to reflect the distribution and service (12b-1) fees and higher management and transfer agency fees borne by Class A shares of the Fund. Class A shares of the Fund bear the cost of distribution and service fees at the annual rate of up to 0.30% of the average daily net assets of the Class A shares. Shares of the Predecessor Fund were not subject to distribution and service fees. The Fund bears the expense of management fees at the maximum annual rate of 0.55% of the Fund's average daily net assets. The Predecessor Fund had a management fee at the annual rate of 0.43% of its average daily net assets. For transfer agency services, the Fund currently pays an annual dollar charge per account ranging from $3.00 to $19.00 (depending on the type of account), as well as per transaction fees. By contrast, the Predecessor Fund paid a fee at the annual rate of 0.01% of its average daily net assets for transfer agency services. If the current higher expenses of the Fund had been in effect for the Predecessor Fund, the total returns set forth in the table above would have been lower for all periods.

DOLLAR-COST AVERAGING

        For many people, deciding when to invest can be a difficult decision. Security prices tend to move up and down over various market cycles and logic says to invest when prices are low. However, even experts can't always pick the highs and the lows. By using a strategy known as dollar-cost averaging, you schedule your investments ahead of time. If you invest a set amount on a regular basis, that money will always buy more shares when the price is low and fewer when the price is high. You can choose to invest at any regular interval--for example, monthly or quarterly--as long as you stick to your regular schedule. Dollar-cost averaging looks simple and it is, but there are important things to remember.

        Dollar-cost averaging works best over longer time periods, and it doesn't guarantee a profit or protect against losses in declining markets. If you need to sell your investment when prices are low, you may not realize a profit no matter what investment strategy you utilize. That's why dollar-cost averaging can make sense for long-term goals. Since the potential success of a dollar-cost averaging program depends on continuous investing, even through periods of fluctuating prices, you should consider your dollar-cost averaging program a long-term commitment and invest an amount you can afford and probably won't need to withdraw. You also should consider your financial ability to continue to purchase shares during periods of high fund share prices. Delaware Investments offers three services -- Automatic Investing Program, Direct Deposit Program and the Wealth Builder Option -- that can help to keep your regular investment program on track. See Investing by Electronic Fund Transfer - Direct Deposit Purchase Plan and Automatic Investing Plan under Investment Plans and Wealth Builder Option under Investment Plans for a complete description of these services, including restrictions or limitations.

        The example below illustrates how dollar-cost averaging can work. In a fluctuating market, the average cost per share over a period of time will be lower than the average price per share for the same time period.

                          INVESTMENT   PRICE PER        NUMBER OF
                            AMOUNT       SHARE      SHARES PURCHASED
                          ----------   ----------   ----------------
                Month 1   $      100   $    10.00          10
                Month 2   $      100   $    12.50           8
                Month 3   $      100   $     5.00          12
                Month 4   $      100   $    10.00          10

                          $      400   $    37.50          48

                Total Amount Invested:  $400
                Total Number of Shares Purchased:  48
                Average Price Per Share:  $9.38 ($37.50/4)
                Average Cost Per Share:  $8.33 ($400/48 shares)

        This example is for illustration purposes only. It is not intended to represent the actual performance of any stock or bond fund available from Delaware Investments.

THE POWER OF COMPOUNDING

        When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding. Each Fund may include illustrations showing the power of compounding in advertisements and other types of literature.

TRADING PRACTICES AND BROKERAGE

        Fund transactions are executed by the Manager or, in the case of Delaware Diversified Income Fund, the sub-advisor, on behalf of each Fund in accordance with the standards described below.

        Brokers, dealers, banks and others are selected to execute transactions for the purchase or sale of portfolio securities or other instruments on the basis of the Manager's judgment of their professional capability to provide the service. The primary consideration is to have brokers, dealers or banks execute securities transactions at best execution. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Trades are generally made on a net basis where securities are either bought or sold directly from or to a broker, dealer or bank or others. In these instances, there is no direct commission charged, but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, each Fund pays reasonably competitive brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, each Fund pays a minimal share transaction cost when the transaction presents no difficulty.

        During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Delaware U.S. Growth Fund were as follows:


                        FISCAL YEAR ENDED OCTOBER 31,
                    ------------------------------------
                       2004         2003         2002
                    ----------   ----------   ----------
                    $  465,619   $  299,791   $  488,846

        During the past three fiscal years, the aggregate dollar amounts of brokerage commissions paid by the Delaware Diversified Income Fund were as follows:


                        FISCAL YEAR ENDED OCTOBER 31,
                    ------------------------------------
                       2004         2003         2002
                    ----------   ----------   ----------
                    $   53,260   $   23,352   $    2,258

        The Manager may allocate out of all commission business generated by all of the funds and accounts under their management, brokerage business to brokers, dealers or members of an exchange who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.

        During the fiscal year ended October 31, 2004, portfolio transactions of the Delaware U.S. Growth Fund in the amount of $156,379,393, resulting in brokerage commissions of $202,806, were directed to brokers for brokerage and research services provided.


        As provided in the 1934 Act and the Investment Management and Sub-Advisory Agreements, higher commissions are permitted to be paid to brokers, dealers or members of an exchange who provide brokerage and research services than to broker, dealers or members of an exchange who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to brokers, dealers or members of an exchange who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to each Fund and to other funds available from Delaware Investments. Subject to best execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.

        The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order that receives allocation may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board of Trustees that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

        Consistent with the NASD Regulation, Inc. (the "NASDRSM") and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain expenses of the funds available from Delaware Investments such as custodian fees.

PORTFOLIO TURNOVER

        While each Fund does not intend to trade in securities for short-term profits, securities may be sold without regard to the amount of time they have been held by the Funds when warranted by the circumstances. The Funds' portfolio turnover rates are calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by the Funds, during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. The Funds may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. In particular, Delaware Diversified Income Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%. A portfolio turnover rate of 100% would occur, for example, if all the securities in the fund's portfolio were replaced once during a period of one year. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could result in high amounts of realized investment gain subject to the payment of taxes by shareholders. The turnover rate may also be affected by cash requirements from redemptions and repurchases of fund shares.

        During the past two fiscal years, the portfolio turnover rates of the Delaware Diversified Income Fund were as follows:

                         FISCAL YEAR ENDED OCTOBER 31,
                         -----------------------------
                             2004            2003
                         -------------   -------------
                              452%            620%


        Delaware Diversified Income Fund may be expected to engage in active and frequent trading of portfolio securities, which means that portfolio turnover can be expected to exceed 100%. The Fund has, in the past, experienced portfolio turnover rates that were significantly in excess of 100%.

        During the past two fiscal years, the portfolio turnover rates of the Delaware U.S. Growth Fund were as follows:


                         FISCAL YEAR ENDED OCTOBER 31,
                         -----------------------------
                             2004            2003
                         -------------   -------------
                              158%             77%


PURCHASING SHARES

        The Distributor serves as the national distributor for each Fund's shares and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for information on how to invest. Shares of each Fund are offered on a continuous basis and may be purchased through authorized investment dealers or directly by contacting Adviser Funds or the Distributor.

        The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Investments Fund, the Manager or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Investments Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for Class R and the Institutional Class, but certain eligibility requirements must be satisfied.

        Each purchase of Class B Shares is subject to a maximum purchase limitation of $100,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Adviser Funds will reject any purchase order for more than $100,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. In doing so, an investor should keep in mind, however, that reduced front-end sales charges apply to investments of $50,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.

        Selling dealers are responsible for transmitting orders promptly. Adviser Funds reserves the right to reject any order for the purchase of its shares of each Fund if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any of the funds in the Delaware Investments family. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a United States financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

        Each Fund also reserves the right, following shareholder notification, to charge a service fee on non-retirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds will charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. The service fee will be deducted from the account during the first week of each calendar quarter for the previous quarter, and will be used to help defray the cost of maintaining low-balance accounts. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

        Each Fund also reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or Limited CDSC if he or she redeems any portion of his or her account.

        The NASDR(SM) has adopted amendments to its Conduct Rules, relating to investment company sales charges. Adviser Funds and the Distributor intend to operate in compliance with these rules.

        Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 5.75% for Delaware U.S. Growth Fund and 4.50% for Delaware Diversified Income Fund; however, lower front-end sales charges apply for larger purchases. See the table in the Fund Classes' Prospectus.

        Class B shares of Delaware U.S. Growth Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed during the first year after purchase; (ii) 3.25% if shares are redeemed during the second year following purchase; (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth and fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class B Shares of the Delaware Diversified Income Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed during the first year following purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares, below.

        Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

        Class R Shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge. Class R Shares are subject to annual 12b-1 Plan expenses for the life of the investment.

        Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses.

        See Plans Under Rule 12b-1 for the Fund Classes under Purchasing Shares, and Determining Offering Price and Net Asset Value in this Part B.

        Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares, Class C Shares or Class R Shares or in the case of any retirement plan account including self-directed IRAs. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing full share denominations purchased by sending a letter signed by each owner of the account to the Transfer Agent requesting the certificate. No charge is assessed by Adviser Funds for any certificate issued. A shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact either Fund for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

ALTERNATIVE PURCHASE ARRANGEMENTS - CLASS A, B AND C SHARES

        The alternative purchase arrangements of Class A Shares, Class B Shares and Class C Shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares of Delaware Diversified Income Fund or up to a maximum of 0.35% of the average daily net assets of Delaware U.S. Growth Fund, or to purchase either Class B or Class C Shares and have the entire initial purchase amount invested in each Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to Class A Shares' annual 12b-1 Plan expenses. Unlike Class B Shares, Class C Shares do not convert to another Class.

        The higher 12b-1 Plan expenses on Class B Shares and Class C Shares will be offset to the extent a return is realized on the additional money initially invested upon the purchase of such shares. However, there can be no assurance as to the return, if any, that will be realized on such additional money. In addition, the effect of any return earned on such additional money will diminish over time. In comparing Class B Shares to Class C Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the classes is subject and the desirability of an automatic conversion feature, which is available only for Class B Shares.

        Class R Shares have no front-end sales charge and are not subject to a CDSC, but incur annual 12b-1 expenses of up to a maximum of 0.60%. Class A Shares generally are not available for purchase by anyone qualified to purchase Class R Shares.

        In comparing Class B Shares and Class C Shares to Class R Shares, investors should consider the higher 12b-1 Plan expenses on Class B Shares and Class C Shares. Investors also should consider the fact that Class R Shares do not have a front-end sales charge and, unlike Class B Shares and Class C Shares, are not subject to a CDSC. In comparing Class B Shares to Class R Shares, investors should also consider the duration of the annual 12b-1 Plan expenses to which each of the class is subject and the desirability of an automatic conversation feature to Class A Shares (with lower annual 12b-1 Plan fees), which is available only for Class B Shares and does not subject the investor to a CDSC.

        For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A Shares, from the proceeds of the front-end sales charge and 12b-1 Plan fees, in the case of Class B Shares and Class C Shares, from the proceeds of the 12b-1 Plan fees and, if applicable, the CDSC incurred upon redemption, and in the case of Class R Shares, from the proceeds of the 12b-1 Plan fees. Financial advisors may receive different compensation for selling Class A Shares, Class B Shares, Class C Shares and Class R Shares. Investors should understand that the purpose and function of the respective 12b-1 Plans (including for Class R Shares) and the CDSCs applicable to Class B Shares and Class C Shares are the same as those of the 12b-1 Plan and the front-end sales charge applicable to Class A Shares in that such fees and charges are used to finance the distribution of the respective Classes. See Plans Under Rule 12b-1 for the Fund Classes.

        Dividends, if any, paid on Class A Shares, Class B Shares, Class C Shares, Class R Shares and Institutional Class Shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the amounts of 12b-1 Plan expenses relating to Class A Shares, Class B Shares, Class C Shares and Class R Shares will be borne exclusively by such shares. See Determining Offering Price and Net Asset Value.

CLASS A SHARES

        Purchases of $50,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the table in the Fund Classes' Prospectus, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features - Class A Shares, below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

        From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales. In addition, certain dealers who enter into an agreement to provide extra training and information on Delaware Investments products and services and who increase sales of Delaware Investments Funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.

DEALER'S COMMISSION

        As described in the Prospectus, for initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisors through whom such purchases are effected.

        In determining a financial advisor's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Investments Funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange) may be aggregated with those of the Class A Shares of each Fund. Financial advisors also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisors should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

        An exchange from other Delaware Investments Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

        Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth above, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of Class B Shares or Class C Shares of each Fund, even if those shares are later exchanged for shares of another Delaware Investments Fund. In the event of an exchange of the shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares that were acquired in the exchange. See Waiver of Contingent Deferred Sales Charge--Class B Shares and Class C Shares under Redemption and Exchange for the Fund Classes for a list of the instances in which the CDSC is waived.

        During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of each Fund. See Automatic Conversion of Class B Shares, below. Investors are reminded that the Class A Shares into which Class B Shares will convert are subject to Class A Shares' ongoing annual 12b-1 Plan expenses.

        In determining whether a CDSC applies to a redemption of Class B Shares, it will be assumed that shares held for more than six years are redeemed first, followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held longest during the six-year period. With respect to Class C Shares, it will be assumed that shares held for more than 12 months are redeemed first followed by shares acquired through the reinvestment of dividends or distributions, and finally by shares held for 12 months or less.

DEFERRED SALES CHARGE ALTERNATIVE - CLASS B SHARES

        Class B Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in the Funds' shares. The Distributor currently compensates dealers or brokers for selling Class B Shares at the time of purchase from its own assets in an amount equal to no more than 4% of the dollar amount purchased. In addition, from time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may pay additional compensation to dealers or brokers for selling Class B Shares at the time of purchase. As discussed below, however, Class B Shares are subject to annual 12b-1 Plan expenses and, if redeemed within six years of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class B Shares. These payments support the compensation paid to dealers or brokers for selling Class B Shares. Payments to the Distributor and others under the Class B 12b-1 Plan may be in an amount equal to no more than 1% annually. The combination of the CDSC and the proceeds of the 12b-1 Plan fees makes it possible for the Fund to sell Class B Shares without deducting a front-end sales charge at the time of purchase.

        Holders of Class B Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class B Shares described in this Part B, even after the exchange. Such CDSC schedule may be higher than the CDSC schedule for Class B Shares acquired as a result of the exchange. See Redemption and Exchange.

AUTOMATIC CONVERSION OF CLASS B SHARES

        Class B Shares, other than shares acquired through reinvestment of dividends, held for eight years after purchase are eligible for automatic conversion into Class A Shares. Conversions of Class B Shares into Class A Shares will occur only four times in any calendar year, on the 18th day or next business day of March, June, September and December (each, a "Conversion Date"). If the eighth anniversary after a purchase of Class B Shares falls on a Conversion Date, an investor's Class B Shares will be converted on that date. If the eighth anniversary occurs between Conversion Dates, an investor's Class B Shares will be converted on the next Conversion Date after such anniversary. Consequently, if a shareholder's eighth anniversary falls on the day after a Conversion Date, that shareholder will have to hold Class B Shares for as long as three additional months after the eighth anniversary of purchase before the shares will automatically convert into Class A Shares.



        All such automatic conversions of Class B Shares will constitute tax-free exchanges for federal income tax purposes.

LEVEL SALES CHARGE ALTERNATIVE - CLASS C SHARES

        Class C Shares may be purchased at net asset value without a front-end sales charge and, as a result, the full amount of the investor's purchase payment will be invested in the Funds' shares. The Distributor currently compensates dealers or brokers for selling Class C Shares at the time of purchase from its own assets in an amount equal to no more than 1% of the dollar amount purchased. As discussed below, Class C Shares are subject to annual 12b-1 Plan expenses and, if redeemed within 12 months of purchase, a CDSC.

        Proceeds from the CDSC and the annual 12b-1 Plan fees are paid to the Distributor and others for providing distribution and related services, and bearing related expenses, in connection with the sale of Class C Shares. These payments support the compensation paid to dealers or brokers for selling Class C Shares. Payments to the Distributor and others under the Class C 12b-1 Plan may be in an amount equal to no more than 1% annually.

        Holders of Class C Shares who exercise the exchange privilege described below will continue to be subject to the CDSC schedule for Class C Shares as described in this Part B. See Redemption and Exchange.

PLANS UNDER RULE 12B-1 FOR THE FUND CLASSES

        Pursuant to Rule 12b-1 under the 1940 Act, Adviser Funds has adopted a separate plan for each of Class A Shares, Class B Shares, Class C Shares and Class R Shares of each Fund (the "Plans"). Each Plan permits the Funds to pay for certain distribution, promotional and related expenses involved in the marketing of only the Class of shares to which the Plan applies. The Plans do not apply to the Institutional Class of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of the Institutional Class. Shareholders of the Institutional Class Shares may not vote on matters affecting the Plans.

        The Plans permit the Funds, pursuant to their Distribution Agreement, to pay out of the assets of Class A Shares, Class B Shares, Class C Shares and Class R Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, holding special promotions for specified periods of time and paying distribution and maintenance fees to brokers, dealers and others. In connection with the promotion of shares of the Classes, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences and advertising. The

Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning a Class and increase sales of the Class.

        In addition, each Fund may make payments from the 12b-1 Plan fees of their respective Classes directly to others, such as banks, who aid in the distribution of Class shares or provide services in respect of a Class, pursuant to service agreements with Adviser Funds. The Plan expenses relating to Class B Shares and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.

        The maximum aggregate fee payable by the Funds under the Plans, and Adviser Funds' Distribution Agreement, on an annual basis, is up to 0.30% of average daily net assets of Delaware Diversified Income Fund's Class A shares, up to 0.35% of average daily net assets of Delaware U.S. Growth Fund's Class A Shares, up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of the Funds' Class B Shares' and Class C Shares' average daily net assets for the year and up to 0.60% of the Class R Shares' average daily net assets for the year. Adviser Funds' Board of Trustees may reduce these amounts at any time.


        All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A Shares, Class B Shares, Class C Shares and Class R Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best execution, the Funds may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

        From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

        The Plans and the Distribution Agreement, as amended, have all been approved by the Board of Trustees of Adviser Funds, including a majority of the trustees who are not "interested persons" (as defined in the 1940 Act) of Adviser Funds and who have no direct or indirect financial interest in the Plans by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreement. Continuation of the Plans and the Distribution Agreement, as amended, must be approved annually by the Board of Trustees in the same manner as specified above.

        Each year, the trustees must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares, Class C Shares and Class R Shares of the Funds and that there is a reasonable likelihood of the Plan relating to a Class providing a benefit to that Class. The Plans and the Distribution Agreement, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those trustees who are not "interested persons" or by a majority vote of the relevant Class' outstanding voting securities. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the relevant Class' outstanding voting securities, as well as by a majority vote of those trustees who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities of the Funds' Class B shares. Also, any other material amendment to the Plans must be approved by a majority vote of the trustees including a majority of the noninterested trustees of Adviser Funds having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of trustees who are not "interested persons" of Adviser Funds must be effected by the trustees who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Trustees of Adviser Funds for their review.

        For the fiscal year ended October 31, 2004, 12b-1 Plan payments from Class A Shares, Class B Shares, Class C Shares and Class R Shares of Delaware U.S. Growth Fund amounted to $169,444, $368,987, $105,380 and $1,300, respectively. Such amounts were used for the following purposes:

                                                  CLASS A      CLASS B      CLASS C      CLASS R
                                                ----------   ----------   ----------   ----------
        Advertising                                      -            -            -            -
        Annual/Semi-Annual Reports              $    3,283            -   $      571   $       13
        Broker Trails                           $  138,815   $   92,556   $   82,929   $    1,085
        Broker Sales Charges                             -   $  224,223   $   14,142            -
        Dealer Service Expenses                          -            -            -            -
        Interest on Broker Sales Charges                 -   $   52,208   $    2,332            -
        Salaries & Commissions to Wholesalers            -            -            -            -
        Promotional-Broker Meetings                      -            -            -            -
        Promotional-Other                       $    5,826            -   $      634   $       90
        Prospectus Printing                     $    3,342            -   $      572   $       11
        Telephone                                        -            -            -            -
        Wholesaler Expenses                     $   18,178            -   $    4,200   $      101
        Other                                            -            -            -            -

        For the fiscal year ended October 31, 2004, 12b-1 Plan payments from Class A Shares, Class B Shares, Class C Shares and Class R Shares of Delaware Diversified Income Fund amounted to $417,821, $308,075, $769,817 and $12,144, respectively. Such amounts were used for the following purposes:



                                                  CLASS A      CLASS B      CLASS C      CLASS R
                                                ----------   ----------   ----------   ----------
        Advertising                                      -            -            -            -
        Annual/Semi-Annual Reports              $        9   $    1,227   $    1,692   $      216
        Broker Trails                           $  416,809   $   77,123   $  133,072   $   10,109
        Broker Sales Charges                             -   $  156,337   $  511,128            -
        Dealer Service Expenses                          -            -            -            -
        Interest on Broker Sales Charges                 -   $   43,830   $   10,517            -
        Salaries & Commissions to Wholesalers            -            -            -            -
        Promotional-Broker Meetings                      -            -            -            -
        Promotional-Other                       $      419   $    8,224   $    3,993   $       15
        Prospectus Printing                     $      584   $    3,315   $    5,022   $      100
        Telephone                                        -            -            -            -
        Wholesaler Expenses                              -   $   18,019   $  104,393   $    1,704
        Other                                            -            -            -            -


OTHER PAYMENTS TO DEALERS - CLASS A SHARES, CLASS B SHARES, CLASS C SHARES AND CLASS R SHARES

        From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Investments family of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Investments Fund shares.

SPECIAL PURCHASE FEATURES - CLASS A SHARES

BUYING CLASS A SHARES AT NET ASSET VALUE

        Class A Shares of the Funds may be purchased at net asset value under the Delaware Investments Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.

        Current and former officers, trustees/directors and employees of Adviser Funds, any other fund in the Delaware Investments family, the Manager, or any of the Manager's current affiliates and those that may in the future be created, legal counsel to the funds and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares and any such class of shares of any of the other funds in the Delaware Investments family, including any fund that may be created, at the net asset value per share. Family members (regardless of age) of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.



        Purchases of Class A Shares may also be made by clients of registered representatives of an authorized broker/dealer at net asset value within 12 months after the registered representative changes employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of funds in the Delaware Investments family. Officers, directors and key employees of institutional clients of the Manager or any of its affiliates may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisors affiliated with a broker or dealer, if such broker, dealer or investment advisor has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as the Funds may reasonably require to establish eligibility for purchase at net asset value. Investors may be charged a fee when effecting transactions in Class A Shares through a broker or agent that offers these special investment products.

        Purchases of Class A Shares at net asset value may also be made by the following: financial institutions investing for the account of their trust customers if they are not eligible to purchase shares of the Institutional Class of the Funds; any group retirement plan (excluding defined benefit pension plans), or such plans of the same employer, for which plan participant records are maintained on the Retirement Financial Services, Inc. ("RFS") (formerly known as Delaware Investment & Retirement Services, Inc.) proprietary record keeping system that (i) has in excess of $500,000 of plan assets invested in Class A Shares of funds in the Delaware Investments family and any stable value account available to investment advisory clients of the Manager or its affiliates; or (ii) is sponsored by an employer that has at any point after May 1, 1997 had more than 100 employees while such plan has held Class A Shares of a fund in the Delaware Investments family and such employer has properly represented to, and received written confirmation back from, Retirement Financial Services, Inc. in writing that it has the requisite number of employees. See Group Investment Plans for information regarding the applicability of the Limited CDSC.

        Purchases of Class A Shares at net asset value also may be made by retirement plans that are maintained on retirement platforms sponsored by financial intermediary firms, provided the financial intermediary firm has entered into a Class A Share NAV Agreement with respect to such retirement platform.

        Purchases of Class A Shares at net asset value may also be made by bank sponsored retirement plans that are no longer eligible to purchase Institutional Class Shares or purchase interests in a collective trust as a result of a change in distribution arrangements.

        Purchases of Class A Shares at net asset value may also be made by any group retirement plan (excluding defined benefit pension plans) that purchases shares through a retirement plan alliance program that requires shares to be available at net asset value, provided RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program.

        Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to the Funds accounts in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

        Adviser Funds must be notified in advance that the trade qualifies for purchase at net asset value.

ALLIED PLANS

        Class A Shares are available for purchase by participants in certain 401(k) Defined Contribution Plans ("Allied Plans") which are made available under a joint venture agreement between the Distributor and another institution through which mutual funds are marketed and which allow investments in Class A Shares of designated Delaware Investments Funds ("eligible Delaware Investments Fund shares"), as well as shares of designated classes of non-Delaware Investments Funds ("eligible non-Delaware Investments Fund shares"). Class B Shares and Class C Shares are not eligible for purchase by Allied Plans.

        With respect to purchases made in connection with an Allied Plan, the value of eligible Delaware Investments Funds Shares and eligible non-Delaware Investments Fund shares held by the Allied Plan may be combined with the dollar amount of new purchases by that Allied Plan to obtain a reduced front-end sales charge on additional purchases of eligible Delaware Investments Fund shares. See Combined Purchases Privilege, below.

        Participants in Allied Plans may exchange all or part of their eligible Delaware Investments Fund shares for other eligible Delaware Investments Fund shares or for eligible non-Delaware Investments Fund shares at net asset value without payment of a front-end sales charge. However, exchanges of eligible fund shares, both Delaware Investments and non-Delaware Investments, which were not subject to a front end sales charge, will be subject to the applicable sales charge if exchanged for eligible Delaware Investments Fund shares to which a sales charge applies. No sales charge will apply if the eligible fund shares were previously acquired through the exchange of eligible shares on which a sales charge was already paid or through the reinvestment of dividends. See Investing by Exchange.

        A dealer's commission may be payable on purchases of eligible Delaware Investments Fund shares under an Allied Plan. In determining a financial advisor's eligibility for a dealer's commission on net asset value purchases of eligible Delaware Investments Fund shares in connection with Allied Plans, all participant holdings in the Allied Plan will be aggregated. See Class A Shares.

        The Limited CDSC is applicable to redemptions of net asset value purchases from an Allied Plan on which a dealer's commission has been paid. Waivers of the Limited CDSC, as described under Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange, apply to redemptions by participants in Allied Plans except in the case of exchanges between eligible Delaware Investments and non-Delaware Investments Fund shares. When eligible Delaware Investments Fund shares are exchanged into eligible non-Delaware Investments Fund shares, the Limited CDSC will be imposed at the time of the exchange, unless the joint venture agreement specifies that the amount of the Limited CDSC will be paid by the financial advisor or selling dealer. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange.

LETTER OF INTENTION

        The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made by any such purchaser previously enumerated within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Adviser Funds which provides for the holding in escrow by the Transfer Agent, of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter of Intention is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the values (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in Delaware Investments (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter. For purposes of satisfying an investor's obligation under a Letter of Intention, Class B Shares and Class C Shares of the Funds and the corresponding classes of shares of other funds in the Delaware Investments family which offer such shares may be aggregated with Class A Shares of the Funds and the corresponding class of shares of the other funds in the Delaware Investments family.

        Employers offering a Delaware Investments retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Investments Funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of the Funds and other Delaware Investments Funds which offer corresponding classes of shares may also be aggregated for this purpose.

COMBINED PURCHASES PRIVILEGE

        In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). In addition, assets held by investment advisory clients of Delaware Investment Advisers, the Manager's affiliate, or any of the Manager's other affiliates in a stable value account may be combined with other Delaware Investments Fund holdings.

        The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

RIGHT OF ACCUMULATION

        In determining the availability of the reduced front-end sales charge with respect to the Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Investments Funds which offer such classes (except shares of any Delaware Investments Fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Investments Fund which carried a front-end sales charge, CDSC or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares of Delaware U.S. Growth Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional shares of Class A Shares of Delaware U.S. Growth Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-MONTH REINVESTMENT PRIVILEGE

        Holders of Class A Shares and Class B Shares of the Funds (and of the Institutional Class holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Investments family offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other funds in the Delaware Investments family. In the case of Class A Shares, the reinvestment will not be assessed a front-end sales charge and in the case of Class B Shares, the amount of the CDSC previously charged on the redemption will be reimbursed by the Distributor. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Investments family, offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of Class C Shares.

        Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. In the case of Class B Shares, the time that the previous investment was held will be included in determining any applicable CDSC due upon redemptions as well as the automatic conversion into Class A Shares.

        A redemption and reinvestment of Class B Shares could have income tax consequences. Shareholders will receive from the Distributor the amount of the CDSC paid at the time of redemption as part of the reinvested shares, which may be treated as a capital gain to the shareholder for tax purposes. It is recommended that a tax advisor be consulted with respect to such transactions.

        Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

        Investors should consult their financial advisors or the Transfer Agent, which also serves as the Fund's shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

GROUP INVESTMENT PLANS

        Group Investment Plans which are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A Shares, based on total plan assets. If a company has more than one plan investing in the Delaware Investments family of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Investments investment accounts if they so notify the Fund in which they are investing in connection with each purchase. See Retirement Plans for the Fund Classes under Investment Plans for information about Retirement Plans.

        The Limited CDSC is generally applicable to any redemptions of net asset value purchases made on behalf of a group retirement plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a fund in the Delaware Investments family. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange. Notwithstanding the foregoing, the Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in connection with redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

CLASS R SHARES

        Class R Shares generally are available only to (i) qualified and non-qualified plan shareholders covering multiple employees (including 401(k), 401(a), 457, and non-custodial 403(b) plans, as well as other non-qualified deferred compensation plans) with assets (at the time shares are considered for purchase) of $10 million or less; and (ii) to IRA rollovers from plans maintained on Delaware's retirement recordkeeping system that are offering R Class Shares to participants.

INSTITUTIONAL CLASS

        The Institutional Class of the Funds are available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager or its affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager or its affiliates and those having client relationships with Delaware Investment Advisers, an affiliate of the Manager, or its other affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment of the financial institution of a Rule 12b-1 Plan fee; and (e) registered investment advisors investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the advisor for investment purposes, but only if the advisor is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.

        Shares of the Institutional Class are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

REINVESTMENT PLAN/OPEN ACCOUNT

        Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Class are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each dividend payment from net investment income and of distributions from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.

        Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made for Class A Shares at the public offering price, and for Class B Shares, Class C Shares, Class R Shares and Institutional Class at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.

REINVESTMENT OF DIVIDENDS IN OTHER DELAWARE INVESTMENTS FAMILY OF FUNDS

        Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Investments, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to the Funds in which the investor does not then have an account will be treated like all other initial purchases of each Fund's shares. Consequently, an investor should obtain and read carefully the Prospectus for the fund in which the investment is intended to be made before investing or sending money. The Prospectus contains more complete information about the fund, including charges and expenses.

        Subject to the following limitations, dividends and/or distributions from other funds in Delaware Investments may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares, Class C Shares or Class R Shares. Dividends from Class B Shares may only be directed to other Class B Shares, dividends from Class C Shares may only be directed to other Class C Shares and dividends from Class R Shares may only be directed to other Class R Shares.

        Capital gains and/or dividend distributions for participants in the following retirement plans are automatically reinvested into the same Delaware Investments Fund in which their investments are held: SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

INVESTING BY EXCHANGE

        If you have an investment in another mutual fund in the Delaware Investments family, you may write and authorize an exchange of part or all of your investment into shares of the Fund. If you wish to open an account by exchange, call the Shareholder Service Center for more information. All exchanges are subject to the eligibility and minimum purchase requirements set forth in the Funds' Prospectuses. See Redemption and Exchange for more complete information concerning your exchange privileges.

        Holders of Class A Shares of the Funds may exchange all or part of their shares for shares of other funds in the Delaware Investments family, including other Class A Shares, but may not exchange their Class A Shares for Class B Shares, Class C Shares or Class R Shares of the Funds or of any other fund in the Delaware Investments family. Holders of Class B Shares of the Funds are permitted to exchange all or part of their Class B Shares only into Class B Shares of other Delaware Investments funds. Similarly, holders of Class C Shares of the Funds are permitted to exchange all or part of their Class C Shares only into Class C Shares of other Delaware Investments Funds. Class B Shares of the Funds and Class C Shares of the Funds acquired by exchange will continue to carry the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the fund from which the exchange is made. The holding period of Class B Shares of the Funds acquired by exchange will be added to that of the shares that were exchanged for purposes of determining the time of the automatic conversion into Class A Shares of the Funds. Holders of Class R Shares of the Funds are permitted to exchange all or part of their Class R Shares only into Class R Shares of other Delaware Investments funds or, if Class R Shares are not available for a particular fund, into the Class A Shares of such fund.

        Permissible exchanges into Class A Shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends). Permissible exchanges into Class B Shares or Class C Shares of the Funds will be made without the imposition of a CDSC by the fund from which the exchange is being made at the time of the exchange.

INVESTING BY ELECTRONIC FUND TRANSFER

        Direct Deposit Purchase Plan--Investors may arrange for the Funds to accept for investment in Class A Shares, Class B Shares, Class C Shares or Class R Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

        Automatic Investing Plan--Shareholders of Class A Shares, Class B Shares and Class C Shares may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month or, as applicable, each quarter at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans.

                                      * * *

        Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

        Payments to the Funds from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, the Funds may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Funds.

DIRECT DEPOSIT PURCHASES BY MAIL

        Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Adviser Funds for proper instructions.

MONEYLINE(SM) ON DEMAND

        You or your investment dealer may request purchases of Fund shares by phone using MoneyLineSM On Demand. When you authorize the Funds to accept such requests from you or your investment dealer, funds will be withdrawn from (for share purchases) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions.

        It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

WEALTH BUILDER OPTION

        Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Investments family. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in Delaware Investments family through the Wealth Builder Option. If in connection with the election of the Wealth Builder Option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

        Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Investments family, subject to the conditions and limitations set forth in the Fund Classes' Prospectus. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

        Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Redemption and Exchange for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation in Wealth Builder at any time by giving written notice to the fund from which exchanges are made.

        This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, SIMPLE IRA, SIMPLE 401(k), Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, or 403(b)(7) or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Class.

ASSET PLANNER

        To invest in Delaware Investments Funds using the Asset Planner asset allocation service, you should complete an Asset Planner Account Registration Form, which is available only from a financial advisor or investment dealer. Effective September 1, 1997, the Asset Planner Service is only available to financial advisors or investment dealers who have previously used this service. The Asset Planner service offers a choice of four predesigned asset allocation strategies (each with a different risk/reward profile) in predetermined percentages in

Delaware Investments Funds. With the help of a financial advisor, you may also design a customized asset allocation strategy ("Strategy").

        The sales charge on an investment through the Asset Planner service is determined by the individual sales charges of the underlying funds and their percentage allocation in the selected Strategy. Exchanges from existing Delaware Investments accounts into the Asset Planner service may be made at net asset value under the circumstances described under Investing by Exchange. Also see Buying Class A Shares at Net Asset Value. The minimum initial investment per Strategy is $2,000; subsequent investments must be at least $100. Individual fund minimums do not apply to investments made using the Asset Planner service. Class A, Class B, Class C Shares and Class R Shares are available through the Asset Planner service. Generally, only shares within the same class may be used within the same Strategy. However, Class A Shares of the Fund and of other funds in the Delaware Investments family may be used in the same Strategy with Consultant Class Shares that are offered by certain other Delaware Investments funds.

        An annual maintenance fee, currently $35 per Strategy, is due at the time of initial investment and by September 30 of each subsequent year. The fee, payable to Delaware Service Company, Inc. to defray extra costs associated with administering the Asset Planner service, will be deducted automatically from one of the funds within your Asset Planner account if not paid by September 30. However, effective November 1, 1996, the annual maintenance fee is waived until further notice. Investors who utilize the Asset Planner for an IRA will continue to pay an annual IRA fee of $15 per Social Security number. Investors will receive a customized quarterly Strategy Report summarizing all Asset Planner investment performance and account activity during the prior period. Confirmation statements will be sent following all transactions other than those involving a reinvestment of distributions.

        Certain shareholder services are not available to investors using the Asset Planner service, due to its special design. These include Delaphone, Checkwriting, Wealth Builder Option and Letter of Intention. Systematic Withdrawal Plans are available after the account has been open for two years.

RETIREMENT PLANS FOR THE FUND CLASSES

        An investment in the Funds may be suitable for tax-deferred retirement plans. Delaware Investments offers a full spectrum of retirement plans, including a 401(k) Defined Contribution Plan, an Individual Retirement Account ("IRA") and the new Roth IRA and the Coverdell Education Savings Account.

        Among the retirement plans that Delaware Investments offers, Class B Shares are available only for Individual Retirement Accounts, SIMPLE IRAs, Roth IRAs, Coverdell Education Savings Accounts, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, 403(b)(7) Plans and 457 Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Redemption and Exchange for a list of the instances in which the CDSC is waived.

        Purchases of Class B Shares are subject to a maximum purchase limitation of $100,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

        Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in the retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such Plans.

        Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Class shares. See Institutional Class, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

        IT IS ADVISABLE FOR AN INVESTOR CONSIDERING ANY ONE OF THE RETIREMENT PLANS DESCRIBED BELOW TO CONSULT WITH AN ATTORNEY, ACCOUNTANT OR A QUALIFIED RETIREMENT PLAN CONSULTANT. FOR FURTHER DETAILS, INCLUDING APPLICATIONS FOR ANY OF THESE PLANS, CONTACT YOUR INVESTMENT DEALER OR THE DISTRIBUTOR.

        Taxable distributions from the retirement plans described below may be subject to withholding.

        Please contact your investment dealer or the Distributor for the special application forms required for the Plans described below.

PROTOTYPE PROFIT SHARING OR MONEY PURCHASE PENSION PLANS

        Prototype Plans are available for self-employed individuals, partnerships, corporations and other eligible forms of organizations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plans. Contributions may be invested only in Class A Shares, Class C Shares and Class R Shares.

INDIVIDUAL RETIREMENT ACCOUNT ("IRA")

        A document is available for an individual who wants to establish an IRA and make contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year; however, the deductibility of such contributions may be restricted based on certain income limits.

IRA DISCLOSURES

        The Taxpayer Relief Act of 1997 provides new opportunities for investors. Individuals have five types of tax-favored IRA accounts that can be utilized depending on the individual's circumstances. A new Roth IRA and a Coverdell Education Savings Account are available in addition to the existing deductible IRA and non-deductible IRA.

DEDUCTIBLE AND NON-DEDUCTIBLE IRAS


        An individual can contribute up to $3,000 to his or her IRA each year through 2004. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income ("AGI"), not counting any IRA deductions, and whether the taxpayer is an active participant in an employer sponsored retirement plan.

        In June 2001, The Economic Growth and Tax Relief Reconciliation Act of 2001 was signed into law and makes significant changes to the annual contribution limits. The current $3,000 limit will rise to $5,000 in 2008 with annual inflation adjustments thereafter. Individuals who have attained age 50 by the end of the calendar year will be eligible to make additional "catch-up" contributions of $500 for 2002 through 2005, and $1,000 beginning in 2006.


        The annual contribution limits through 2008 are as follows:

                                                 Age 50 and
                 Calendar Year   Under Age 50       Above
                 -------------   ------------   ------------
                      2004       $      3,000   $      3,500
                      2005       $      4,000   $      4,500
                   2006-2007     $      4,000   $      5,000
                      2008       $      5,000   $      6,000


        Even if a taxpayer is an active participant in an employer sponsored retirement plan, the full $3,000 in 2004 and increased limits in subsequent years are still available if the taxpayer's AGI is not greater than $40,000 ($60,000 for taxpayers filing joint returns) for tax years beginning in 2004. A partial deduction is allowed for married couples with income greater than $65,000 and less than $75,000, and for single individuals with an AGI greater than $45,000 and less than $55,000. These income phase-out limits are annually increased until they reach $80,000-$100,000 in 2007 for joint filers and $50,000-$60,000 in 2005 for single filers. No deductions are available for contributions to IRAs by taxpayers whose AGI exceeds the maximum income limit established for each year and who are active participants in an employer sponsored retirement plan.


        Taxpayers who are not allowed deductions on IRA contributions still can make non-deductible IRA contributions of as much as the annual contribution limits and defer taxes on interest or other earnings from the IRAs.

        Under the law, a married individual is not considered an active participant in an employer sponsored retirement plan merely because the individual's spouse is an active participant if the couple's combined AGI is not greater than $150,000. The maximum deductible IRA contribution for a married individual who is not an active participant, but whose spouse is, is phased out for combined AGI greater than $150,000 and less than $160,000.

CONDUIT (ROLLOVER) IRAS

        Certain individuals who have received or are about to receive eligible rollover distributions from an employer-sponsored retirement plan or another IRA may rollover the distribution tax-free to a Conduit IRA. The rollover of the eligible distribution must be completed by the 60th day after receipt of the distribution.

        A distribution qualifies as an "eligible rollover distribution" if it is made from a qualified retirement plan, a 403(b) plan or another IRA and does not constitute one of the following:

        (1) Substantially equal periodic payments over the employee's life or life expectancy or the joint lives or life expectancies of the employee and his/her designated beneficiary;

        (2) Substantially equal installment payments for a period certain of 10 or more years;

        (3) A distribution, all of which represents a required minimum distribution after attaining age 70 1/2;

        (4) A distribution due to a Qualified Domestic Relations Order to an alternate payee who is not the spouse (or former spouse) of the employee; and

        (5) A distribution of after-tax contributions which is not includable in income.

ROTH IRAS


        For taxable years beginning after December 31, 1997, non-deductible contributions of up to $3,000 each year through 2004 can be made to a Roth IRA, reduced by any contributions to a deductible or nondeductible IRA for the same year. The limits after 2004 are the same as for a regular IRA. The maximum contribution that can be made to a Roth IRA is phased out for single filers with an AGI greater than $95,000 and less than $110,000, and for couples filing jointly with an AGI greater than $150,000 and less than $160,000. Qualified distributions from a Roth IRA are exempt from federal taxes. Qualified distributions are distributions (1) made after the five-taxable year period beginning with the first taxable year for which a contribution was made to a Roth IRA and (2) that are (a) made on or after the date on which the individual attains age 59 1/2, (b) made to a beneficiary on or after the death of the individual, (c) attributable to the individual being disabled, or (d) for a qualified special purpose (e.g., first time homebuyer expenses).


        Distributions that are not qualified distributions are tax-free if the taxpayer is withdrawing contributions, not accumulated earnings.

        Taxpayers with an AGI of $100,000 or less are eligible to convert an existing IRA (deductible, nondeductible and conduit) to a Roth IRA. Earnings and previously deducted contributions held in the IRA are subject to a tax upon conversion; however, no 10% additional tax for early withdrawal would apply.

COVERDELL EDUCATION SAVINGS ACCOUNTS

        The annual contribution that can be made for each designated beneficiary is $2,000 and qualifying expenses will no longer be limited to those related to higher education.

        Elementary (including kindergarten) and secondary public, private or religious school tuition expenses will now qualify. The new law specifically permits as elementary and secondary school expenses academic tutoring; certain computer technology; and expenses for uniforms, transportation, and extended day programs.

        The $2,000 annual limit is an addition to the annual contribution limit as applicable to IRAs and Roth IRAs. Eligible contributions must be in cash and made prior to the date the beneficiary reaches age 18. Similar to the Roth IRA, earnings would accumulate tax-free. There is no requirement that the contributor be related to the beneficiary, and there is no limit on the number of beneficiaries for whom one contributor can establish Coverdell Education Savings Accounts. In addition, multiple Coverdell Education Savings Accounts can be created for the same beneficiary, however, the contribution limit of all contributions for a single beneficiary cannot exceed the annual limit.


        The modified AGI limit increases for couples filing jointly to $190,000 for a full contribution through $220,000 for a partial contribution. Individuals with modified AGI above the phase-out range are not allowed to make contributions to a Coverdell Education Savings Account established on behalf of any individual.


        Distributions from a Coverdell Education Savings Account are excludable from gross income to the extent that the distribution does not exceed qualified higher education expenses incurred by the beneficiary during the year the distribution is made regardless of whether the beneficiary is enrolled at an eligible educational institution on a full-time, half-time, or less than half-time basis.

        Any balance remaining in a Coverdell Education Savings Account at the time a beneficiary becomes 30 years old must be distributed, and the earnings portion of such a distribution will be includable in gross income of the beneficiary and generally subject to an additional 10% tax if the distribution is not for qualified higher education expenses. Tax-free transfers and rollovers of account balances from one Coverdell Education Savings Account benefiting one beneficiary to another Coverdell Education Savings Account benefiting a different beneficiary (as well as redesignations of the named beneficiary) are permitted, provided that the new beneficiary is a member of the family of the old beneficiary and that the transfer or rollover is made before the time the old beneficiary reaches age 30 and the new beneficiary reaches age 18.

GROUP IRAS OR GROUP ROTH IRAS

        A company or association may establish a Group IRA or Group Roth IRA for employees or members who want to purchase shares of either Fund.

        Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. For information concerning the applicability of a CDSC upon redemption of Class B Shares and Class C Shares, see Contingent Deferred Sales Charge - Class B Shares and Class C Shares.

        Effective January 1, 1997, the 10% premature distribution penalty does not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks. In addition, effective January 1, 1998, the law allows for premature distribution without a 10% penalty if (i) the amounts are used to pay qualified higher education expenses (including graduate level courses) of the taxpayer, the taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse, or (ii) used to pay acquisition costs of a principle residence for the purchase of a first-time home by the taxpayer, taxpayer's spouse or any child or grandchild of the taxpayer or the taxpayer's spouse. A qualified first-time homebuyer is someone who has had no ownership interest in a residence during the past two years. The aggregate amount of distribution for first-time home purchases cannot exceed a lifetime cap of $10,000.

SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP/IRA")

        A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Classes are available for investment by a SEP/IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION PLAN ("SAR/SEP")

        Although new SAR/SEP plans may not be established after December 31, 1996, existing plans may continue to be maintained by employers having 25 or fewer employees. An employer may elect to make additional contributions to such existing plans.

PROTOTYPE 401(K) DEFINED CONTRIBUTION PLAN

        Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Effective January 1, 1997, non-governmental tax-exempt organizations may establish 401(k) plans. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares, Class C Shares and Class R Shares or certain other funds in the Delaware Investments family. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR PUBLIC SCHOOLS AND NON-PROFIT ORGANIZATIONS ("403(B)(7)")

        Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase shares of any of the Classes in conjunction with such an arrangement. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

DEFERRED COMPENSATION PLAN FOR STATE AND LOCAL GOVERNMENT EMPLOYEES ("457")

        Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of the Funds. Although investors may use their own plan, there is available a Delaware Investments 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Purchases under the Plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table in the Prospectus for the Fund Classes.

SIMPLE IRA

        A SIMPLE IRA combines many of the features of an IRA and a 401(k) Plan but is easier to administer than a typical 401(k) Plan. It requires employers to make contributions on behalf of their employees and also has a salary deferral feature that permits employees to defer a portion of their salary into the plan on a pre-tax basis. A SIMPLE IRA is available only to plan sponsors with 100 or fewer employees.

SIMPLE 401(K)

        SIMPLE 401(k) is like a regular 401(k) except that it is available only to plan sponsors with 100 or fewer employees and, in exchange for mandatory plan sponsor contributions, discrimination testing is no longer required. Class B Shares are not available for purchase by such plans.

DETERMINING OFFERING PRICE AND NET ASSET VALUE

        Orders for purchases of Class A Shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent or certain other authorized persons. See Distribution and Service under Investment Management Agreement. Orders for purchases of Class B Shares, Class C Shares, Class R Shares and Institutional Class shares are effected at the net asset value per share next calculated after receipt of the order by the Funds, their agent or certain other authorized persons. Selling dealers are responsible for transmitting orders promptly.

        The offering price for Class A Shares consists of the net asset value per share plus any applicable sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the New York Stock Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed:
New Year's Day, Martin Luther King, Jr.'s Birthday, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

        An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in the Funds' financial statements, which are incorporated by reference into this Part B.

        The Funds' net asset value per share is computed by adding the value of all the securities and other assets in the Funds' portfolios, deducting any liabilities of the Funds, and dividing by the number of the Funds' shares outstanding. Expenses and fees are accrued daily. In determining each Fund's total net assets, portfolio securities primarily listed or traded on a national or foreign securities exchange, except for bonds, are generally valued at the closing price on that exchange, unless such closing prices are determined to be not readily available pursuant to the Funds' pricing procedures. Exchange traded options are valued at the last reported sale price or, if no sales are reported, at the mean between bid and asked prices. Non-exchange traded options are valued at fair value using a mathematical model. Futures contracts are valued at their daily quoted settlement price. Securities not traded on a particular day, over-the-counter securities, and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to U.S. dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the London Stock Exchange. Use of a pricing service has been approved by the Board of Trustees. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Trustees.

        Each Class of the Funds will bear, pro-rata, all of the common expenses of the Funds. The net asset values of all outstanding shares of each Class of the Funds will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in the Funds represented by the value of shares of that Class. All income earned and expenses incurred by the Funds, will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in the Funds represented by the value of shares of such Classes, except that Institutional Class will not incur any of the expenses under Adviser Funds' 12b-1 Plans and Class A Shares, Class B Shares, Class C Shares and Class R Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of the Funds will vary.

REDEMPTION AND EXCHANGE

        YOU CAN REDEEM OR EXCHANGE YOUR SHARES IN A NUMBER OF DIFFERENT WAYS. The exchange service is useful if your investment requirements change and you want an easy way to invest in other equity funds, tax-advantaged funds, bond funds or money market funds. This service is also useful if you are anticipating a major expenditure and want to move a portion of your investment into a fund that has the checkwriting feature. Exchanges are subject to the requirements of the funds and all exchanges of shares constitute taxable events. Further, in order for an exchange to be processed, shares of the fund being acquired must be registered in the state where the acquiring shareholder resides. You may want to consult your financial advisor or investment dealer to discuss which funds in Delaware Investments will best meet your changing objectives, and the consequences of any exchange transaction. You may also call the Delaware Investments directly for fund information.

        Your shares will be redeemed or exchanged at a price based on the net asset value next determined after the Funds receive your request in good order, subject, in the case of a redemption, to any applicable CDSC or Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and net asset value of shares are determined will be processed on the next business day. See the Prospectus. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, the Funds will redeem the number of shares necessary to deduct the applicable CDSC in the case of Class B Shares and Class C Shares, and, if applicable, the Limited CDSC in the case of Class A Shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the applicable CDSC or Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

        Except as noted below, for a redemption request to be in "good order," you must provide your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Shareholder Service Center at 800 523-1918. The Fund may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

        In addition to redemption of the Funds' shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the Funds, their agent, or certain authorized persons, subject to applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.

        Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.

        Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order by either Fund or certain other authorized persons (see Distribution and Service under Investment Management Agreement); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

        The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to 15 days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

        If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

        In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them are not reasonably practical, or they are not reasonably practical for the Funds fairly to value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.

        Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Adviser Funds has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Funds are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Funds during any 90-day period for any one shareholder.

        The value of each Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

        Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value, below. Class B Shares of Delaware U.S. Growth Fund are subject to a CDSC of: (i) 4.00% if shares are redeemed within one year of purchase; (ii) 3.25% if shares are redeemed during the second year after purchase (iii) 2.75% if shares are redeemed during the third year following purchase; (iv) 2.25% if shares are redeemed during the fourth or fifth year following purchase; (v) 1.50% if shares are redeemed during the sixth year following purchase; and (vi) 0% thereafter. Class B Shares of the Delaware Diversified Income Fund are purchased at net asset value and are subject to a CDSC of: (i) 4.00% if shares are redeemed during the first year following purchase; (ii) 3.00% if shares are redeemed during the second year following purchase; (iii) 2.25% if shares are redeemed during the third year following purchase; (iv) 1.50% if shares are redeemed during the fourth and fifth years following purchase; (v) 1.00% if shares are redeemed during the sixth year following purchase; and (vi) 0.00% thereafter. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Purchasing Shares. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

        Holders of Class B Shares or Class C Shares that exchange their shares ("Original Shares") for shares of other funds in the Delaware Investments (in each case, "New Shares") in a permitted exchange, will not be subject to a CDSC that might otherwise be due upon redemption of the Original Shares. However, such shareholders will continue to be subject to the CDSC and, in the case of Class B Shares, the automatic conversion schedule of the Original Shares as described in this Part B and any CDSC assessed upon redemption will be charged by the fund from which the Original Shares were exchanged. In an exchange of Class B Shares from the Funds, the Funds' CDSC schedule may be higher than the CDSC schedule relating to the New Shares acquired as a result of the exchange. For purposes of computing the CDSC that may be payable upon a disposition of the New Shares, the period of time that an investor held the Original Shares is added to the period of time that an investor held the New Shares. With respect to Class B Shares, the automatic conversion schedule of the Original Shares may be longer than that of the New Shares. Consequently, an investment in New Shares by exchange may subject an investor to the higher 12b-1 fees applicable to Class B Shares of the Funds for a longer period of time than if the investment in New Shares were made directly.


        Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.



WRITTEN REDEMPTION

        You can write to the Funds at 2005 Market Street, Philadelphia, PA 19103-7094 to redeem some or all of your shares. The request must be signed by all owners of the account or your investment dealer of record. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a signature guarantee for each owner. A signature guarantee can be obtained from a commercial bank, a trust company or a member of a Securities Transfer Association Medallion Program ("STAMP"). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees or guardians.

        Payment is normally mailed the next business day after receipt of your redemption request. If your Class A Shares or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder submits a specific request. Certificates are not issued for Class B Shares or Class C Shares.

        The Fund discourages purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Fund will consider anyone who follows a pattern of market timing in any fund in the Delaware Investments Family of Funds to be a market timer.

        Market timing of a fund occurs when investors make consecutive rapid short-term "roundtrips", or in other words, purchases into a fund followed quickly by redemptions out of that fund. A short-term roundtrip is any redemption of fund shares within 20 business days of a purchase of that fund's shares. If you make a second such short-term roundtrip in a fund within the same calendar quarter of a previous short-term roundtrip in that fund, you may be considered a market timer. The purchase and sale of fund shares through the use of the exchange privilege are also included in determining whether market timing has occurred. The Fund also reserves the right to consider other trading patterns as market timing.

        Your ability to use the Fund's exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order.

WRITTEN EXCHANGE

        You may also write to the Funds (at 2005 Market Street, Philadelphia, PA 19103-7094) to request an exchange of any or all of your shares into another mutual fund in Delaware Investments, subject to the same conditions and limitations as other exchanges noted above.

TELEPHONE REDEMPTION AND EXCHANGE

        To get the added convenience of the telephone redemption and exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you choose to have your Class A Shares or Institutional Class shares in certificate form, you may redeem or exchange only by written request and you must return your certificates.

        The Telephone Redemption - Check to Your Address of Record service and the Telephone Exchange service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

        Neither the Funds nor their Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, the Funds will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by the Fund Classes are generally tape recorded, and a written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the fund into which your shares are being exchanged.

TELEPHONE REDEMPTION--CHECK TO YOUR ADDRESS OF RECORD

        THE TELEPHONE REDEMPTION FEATURE IS A QUICK AND EASY METHOD TO REDEEM SHARES. You or your investment dealer of record can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next business day after receipt of the redemption request. This service is only available to individual, joint and individual fiduciary-type accounts.

TELEPHONE REDEMPTION--PROCEEDS TO YOUR BANK

        Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an Authorization Form and have your signature guaranteed. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next business day. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next business day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but the mail time may delay getting funds into your bank account. Simply call the Shareholder Service Center prior to the time the offering price and net asset value are determined, as noted above.

TELEPHONE EXCHANGE

        The Telephone Exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your investment dealer of record can exchange your shares into other funds in Delaware Investments under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amounts or frequency.

        The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Investments family. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

MONEYLINE(SM) ON DEMAND

        You or your investment dealer may request redemptions of Fund Class shares by phone using MoneyLineSM On Demand. When you authorize the Funds to accept such requests from you or your investment dealer, funds will be deposited to (for share redemptions) your predesignated bank account. Your request will be processed the same day if you call prior to 4 p.m., Eastern time. There is a $25 minimum and $50,000 maximum limit for MoneyLineSM On Demand transactions. See MoneyLineSM On Demand under Investment Plans.

SYSTEMATIC WITHDRAWAL PLANS

        Shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply for the Funds' prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

        Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a Systematic Withdrawal Plan.

        The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

        Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in the Fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Investments Funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. The applicable Limited CDSC for Class A Shares and CDSC for Class B and C Shares redeemed via a Systematic Withdrawal Plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the Plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the Systematic Withdrawal Plan is established, all redemptions under the Plan will be subjected to the applicable contingent deferred sales charge, including an assessment for previously redeemed amounts under the Plan. Whether a waiver of the contingent deferred sales charge is available or not, the first shares to be redeemed for each Systematic Withdrawal Plan payment will be those not subject to a contingent deferred sales charge because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See Waiver of Contingent Deferred Sales Charges, below.

        An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

        Systematic Withdrawal Plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the MoneyLineSM Direct Deposit Service. Your funds will normally be credited to your bank account up to four business days after the payment date. There are no separate fees for this redemption method. It may take up to four business days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee. This service is not available for retirement plans.

        The Systematic Withdrawal Plan is not available for the Institutional Class. Shareholders should consult with their financial advisors to determine whether a Systematic Withdrawal Plan would be suitable for them.

CONTINGENT DEFERRED SALES CHARGE FOR CERTAIN REDEMPTIONS OF CLASS A SHARES PURCHASED AT NET ASSET VALUE

        For purchases of $1,000,000 or more made on or after July 1, 1998, a Limited CDSC will be imposed on certain redemptions of Class A Shares (or shares into which such Class A Shares are exchanged) according to the following schedule: (1) 1.00% if shares are redeemed during the first year after the purchase; and (2) 0.50% if such shares are redeemed during the second year after the purchase, if such purchases were made at net asset value and triggered the payment by the Distributor of the dealer's commission described above.

        The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of : (1) the net asset value at the time of purchase of the Class A Shares being redeemed or (2) the net asset value of such Class A Shares at the time of redemption. For purposes of this formula, the "net asset value at the time of purchase" will be the net asset value at purchase of the Class A Shares even if those shares are later exchanged for shares of another Delaware Investments Fund and, in the event of an exchange of Class A Shares, the "net asset value of such shares at the time of redemption" will be the net asset value of the shares acquired in the exchange.

        Redemptions of such Class A Shares held for more than two years will not be subjected to the Limited CDSC and an exchange of such Class A Shares into another Delaware Investments Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A Shares are exchanged will count towards satisfying the two-year holding period. The Limited CDSC is assessed if such two year period is not satisfied irrespective of whether the redemption triggering its payment is of Class A Shares of the Funds or Class A Shares acquired in the exchange.

        In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

WAIVERS OF CONTINGENT DEFERRED SALES CHARGES

WAIVER OF LIMITED CONTINGENT DEFERRED SALES CHARGE - CLASS A SHARES

        The Limited CDSC for Class A Shares on which a dealer's commission has been paid will be waived in the following instances: (i) redemptions that result from each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) distributions to participants from a retirement plan qualified under section 401(a) or 401(k) of the Internal Revenue Code of 1986, as amended (the "Code"), or due to death of a participant in such a plan; (iii) redemptions pursuant to the direction of a participant or beneficiary of a retirement plan qualified under section 401(a) or 401(k) of the Code with respect to that retirement plan; (iv) periodic distributions from an IRA, SIMPLE IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability, or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (v) returns of excess contributions to an IRA;
(vi) distributions by other employee benefit plans to pay benefits; (vii) distributions described in (ii), (iv), and (vi) above pursuant to a systematic withdrawal plan; (viii) distributions form an account if the redemption results from a death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed; (ix) redemptions by the classes of shareholders who are permitted to purchase shares at net asset value, regardless of the size of the purchase (see Buying Class A Shares at Net Asset Value under Purchasing Shares); and (x) redemptions by certain group defined contribution retirement plans that purchase shares through a retirement plan alliance program which requires that shares will be available at net asset value, provided that RFS either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program that specifies that the Limited CDSC will be waived.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE - CLASS B SHARES AND CLASS C SHARES

        The CDSC is waived on certain redemptions of Class B Shares in connection with the following redemptions: (i) redemptions that result from each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan; (iii) periodic distributions from an IRA, SIMPLE IRA, SAR/SEP, SEP/IRA, or 403(b)(7) or 457 Deferred Compensation Plan due to death, disability or attainment of age 59 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; and (iv) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to

Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares is waived in connection with the following redemptions: (i) redemptions that result from each Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then-effective minimum account size; (ii) returns of excess contributions to an IRA, SIMPLE IRA, 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan, or 401(k) Defined Contribution plan; (iii) periodic distributions from a 403(b)(7) or 457 Deferred Compensation Plan upon attainment of age 59 1/2, Profit Sharing Plan, Money Purchase Plan, 401(k) Defined Contribution Plan upon attainment of age 70 1/2, and IRA distributions qualifying under Section 72(t) of the Internal Revenue Code; (iv) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, or 401(k) Defined Contribution Plan, under hardship provisions of the plan; (v) distributions from a 403(b)(7) or 457 Deferred Compensation Plan, Profit Sharing Plan, Money Purchase Pension Plan or a 401(k) Defined Contribution Plan upon attainment of normal retirement age under the plan or upon separation from service; (vi) periodic distributions from an IRA or SIMPLE IRA on or after attainment of age 59 1/2; and (vii) distributions from an account if the redemption results from the death of a registered owner, or a registered joint owner, of the account (in the case of accounts established under the Uniform Gifts to Minors or Uniform Transfers to Minors Acts or trust accounts, the waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed.

        The CDSC on Class C Shares also is waived for any group retirement plan (excluding defined benefit pension plans) (i) that purchases shares through a retirement plan alliance program, provided Retirement Financial Services, Inc. either is the sponsor of the alliance program or has a product participation agreement with the sponsor of the alliance program, and (ii) for which Retirement Financial Services, Inc. provides fully-bundled retirement plan services and maintains participant records on its proprietary recordkeeping system.

                                      * * *

        In addition, the CDSC will be waived on Class A Shares, Class B Shares and Class C Shares redeemed in accordance with a Systematic Withdrawal Plan if the annual amount selected to be withdrawn under the Plan does not exceed 12% of the value of the account on the date that the Systematic Withdrawal Plan was established or modified.

DIVIDENDS, DISTRIBUTIONS AND TAXES

        The following supplements the information in each Prospectus.

        Each Class of shares of each Fund will share proportionately in the investment income and expenses of that Fund, except that, absent any applicable fee waiver, Class A Shares, Class B Shares, and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.

        Dividends, if any, are declared each day the Delaware Diversified Income Fund is open and paid monthly. Dividends and capital gains for Delaware U.S. Growth Fund may be paid annually. Net investment income earned on days when either Fund is not open will be declared as a dividend on the prior business day. Capital gains, if any, may be paid annually.

        Each Fund intends to pay out substantially all of its net investment income and net realized capital gains. Such payments, if any, will be made once a year during the first quarter of the following fiscal year. All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same class of the Fund at net asset value unless the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

        Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. The Funds may deduct from a shareholder's account the costs of that Fund's efforts to locate a shareholder if a shareholder's mail is returned by the United States Post Office or the Funds are otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

        Each Fund has qualified, and intends to continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, a Fund generally pays no Federal Income tax on the income and gains it distributes. Each Fund intends to meet the calendar year distribution requirements imposed by the Code to avoid the imposition of a 4% excise tax.

        Dividends from net investment income (e.g., dividends and interests less expenses incurred in the operation of a Fund) and net short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes. Distributions from net long-term capital gains, if any, are taxable to shareholders as long-term capital gain rates, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates. The tax status of dividends and distributions paid to shareholders will not be affected by whether they are paid in cash or in additional shares.

        A Fund will inform its shareholders of the amount of their income dividends and capital gain distributions, and will advise them of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, each Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Funds. Distributions declared in December but paid in January are taxable to you as if paid in December.

        Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, or exchange them for shares of a different Delaware Investments fund, the IRS requires you to report any gain or loss on your redemption or exchange. If you hold your shares as a capital asset, any gain or loss that you realize is a capital gain or loss and is long-term or short-term, generally depending on how long you have owned your shares.

        Any loss incurred on the redemption or exchange of shares held for six months or less is treated as long-term capital loss to the extent of any long-term capital gains distributed to you by the Funds on those shares.

        All or any portion of any loss that you realize on the redemption of your Fund shares is disallowed to the extent that you buy other shares in the Funds (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules is added to your tax basis in the new shares.

        If you redeem some or all of your shares in the Funds, and then reinvest the redemption proceeds in that Fund or in another Delaware Investments fund within 90 days of buying the original shares, the sales charge that would otherwise apply to your reinvestment may be reduced or eliminated. In reporting any gain or loss in your redemption, all or a portion of the sales charge that you paid on your original shares in the Funds are excluded from your tax basis in the shares sold and added to your tax basis for the new shares.

        The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if it determines such course of action to be beneficial to shareholders. In such case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

        In order to qualify as a regulated investment company for federal income tax purposes, each Fund must meet certain specific requirements, including:

        (i) The Fund must maintain a diversified portfolio of securities, wherein no security (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund's total assets, and, with respect to 50% of the Fund's total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund's total assets or 10% of the outstanding voting securities of the issuer;

        (ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies; and

        (iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years.

        The Code requires Mutual Funds to distribute at least 98% of its taxable ordinary income earned during the calendar year, 98% of its net capital gain earned during the 12 month period ending October 31, and 100% of any undistributed amounts in the prior year, by December 31 of each year in order to avoid federal excise tax. However, the federal excise tax will not apply to a Fund in a given calendar year, if all of its shareholders at all times during the calendar year are segregated asset accounts of life insurance companies where the shares are held in connection with variable products. If for any year a Fund did not meet this exception, then the Fund intends to as a matter of policy declare and pay sufficient dividends in December or January (which are treated as received in December) but does not guarantee and can give no assurances that its distributions will be sufficient to eliminate all such taxes.

        When a Fund holds an option or contract which substantially diminishes the risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, possibly resulting in deferral of losses, adjustments in the holding periods and conversion of short-term capital losses into long-term capital losses.

        Under rules relating to "Constructive Sale Transactions", a Fund must recognize gain (but not loss) on any constructive sale of an appreciated financial position in stock, a partnership interest or certain debt instruments. A Fund generally be treated as making a constructive sale when it: 1) enters into a short sale on the same or substantially identical property; 2) enters into an offsetting notional principal contract; or 3) enters into a futures or forward contract to deliver the same or substantially identical property. Other transactions (including certain financial instruments called collars) will be treated as constructive sales as provided in Treasury regulations. There are also certain exceptions that apply for transactions that are closed before the end of the 30th day after the close of the taxable year.

        INVESTMENT IN FOREIGN CURRENCIES AND FOREIGN SECURITIES--Each Fund is authorized to invest certain limited amounts in foreign securities. Such investments, if made, will have the following additional tax consequences to the
Funds:

        Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income (including dividends), or accrues expenses which are denominated in a foreign currency, and the time the Fund actually collects such income or pays such expenses generally are treated as ordinary income or loss. Similarly, on the disposition of debt securities denominated in a foreign currency and on the disposition of certain options, futures, or forward contracts, gain or loss attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of its disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of each Fund's net investment company taxable income, which, in turn, will affect the amount of income to be distributed to you by each Fund.

        If each Fund's Section 988 losses exceed it's other investment company taxable income during a taxable year, the Fund generally will not be able to make ordinary dividend distributions to you for that year, or distributions made before the losses were realized will be recharacterized as return of capital distributions for federal income tax purposes, rather than as an ordinary dividend or capital gain distribution. If a distribution is treated as a return of capital, your tax basis in your Fund shares will be reduced by a like amount (to the extent of such basis), and any excess of the distribution over your tax basis in your Fund shares will be treated as capital gain to you.

        Each Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce that Fund's income dividends paid to you.

        Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by each Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

        INVESTMENT IN PASSIVE FOREIGN INVESTMENT COMPANY SECURITIES--Each Fund may invest in shares of foreign corporations which may be classified under the Code as passive foreign investment companies ("PFICs"). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If a Fund receives an "excess distribution" with respect to PFIC stock, that Fund may be subject to U.S. federal income tax on a portion of the distribution, whether or not the corresponding income is distributed by the Fund to you. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Funds held the PFIC shares. Each Fund will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund taxable years, and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. In this case, you would not be permitted to claim a credit on your own tax return for the tax paid by the Funds. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain distributions might have been classified as capital gain. This may have the effect of increasing Fund distributions to you that are treated as ordinary dividends rather than long-term capital gain dividends.

        Each Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC during such period. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, under another election that involves marking-to-market a Fund's PFIC shares at the end of each taxable year (and on certain other dates as prescribed in the Code), unrealized gains would be treated as though they were realized. A Fund would also be allowed an ordinary deduction for the excess, if any, of the adjusted basis of it's investments in the PFIC stock over its fair market value at the end of the taxable year. This deduction would be limited to the amount of any net mark-to-market gains previously included with respect to that particular PFIC security. If a Fund were to make this second PFIC election, tax at the Fund level under the PFIC rules generally would be eliminated.

        The application of the PFIC rules may affect, among other things, the amount of tax payable by a Fund (if any), the amounts distributable to you by a Fund, the time at which these distributions must be made, and whether these distributions will be classified as ordinary income or capital gain distributions to you.

        You should be aware that it is not always possible at the time shares of a foreign corporation are acquired to ascertain that the foreign corporation is a PFIC, and that there is always a possibility that a foreign corporation will become a PFIC after a Fund acquires shares in that corporation. While each Fund generally will seek to avoid investing in PFIC shares to avoid the tax consequences detailed above, there are no guarantees that it will do so and they reserve the right to make such investments as a matter of their fundamental investment policy.

TAXATION OF SHAREHOLDERS

        Dividends of net investment income and distributions of net realized short-term capital gains will be taxable to shareholders as ordinary income for federal income tax purposes, whether received in cash or reinvested in additional shares. Dividends received by corporate shareholders will qualify for the dividends-received deduction only to the extent that each Fund designates the amount distributed as a dividend and the amount so designated does not exceed the aggregate amount of dividends received by the Fund from domestic corporations for the taxable year. The federal dividends-received deduction for corporate shareholders may be further reduced or disallowed if the shares with respect to which dividends are received are treated as debt-financed or are deemed to have been held for less than 46 days.

        Foreign countries may impose withholding and other taxes on dividends and interest paid to the Funds with respect to investments in foreign securities. However, certain foreign countries have entered into tax conventions with the U.S. to reduce or eliminate such taxes.

        Distributions of long-term capital gains will be taxable to shareholders as such, whether paid in cash or reinvested in additional shares and regardless of the length of time that the shareholder has held his or her interest in one of the Funds. If a shareholder receives a distribution taxable as long-term capital gain with respect to his or her investment in a Fund and redeems or exchanges the shares before he or she has held them for more than six months, any loss on the redemption or exchange that is less than or equal to the amount of the distribution will be treated as a long-term capital loss.

        Investors considering buying shares of a Fund just prior to a record date for a taxable dividend or capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming dividend or distribution payment, any such payment will be a taxable dividend or distribution payment. This is of particular concern for investors in the Equity Funds since these Funds may make distributions on an annual basis.

        Each Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or of gross proceeds from redemptions paid to any shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to properly include on his tax return payments of interest or dividends. This withholding, known as backup withholding, is not an additional tax, and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

        Certain investments and hedging activities of the Funds, including transactions in options, futures contracts, hedging transactions, forward contracts, straddles, foreign currencies, and foreign securities will be subject to special tax rules. See Option Transactions, Straddles and Wash Sales, below. In a given case, these rules may accelerate income to a Fund, defer losses to a Fund, cause adjustments in the holding periods of a Fund's securities, convert short-term capital losses into long-term capital losses, or otherwise affect the character of a Fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of a Fund.

        Certain securities purchased by the Funds (such as STRIPS, CUBES, TRs, TIGRs and CATS), are sold at original issue discount and do not make periodic cash interest payments. A Fund will be required to include as part of its current income the imputed interest on such obligations even though a Fund has not received any interest payments on such obligations during that period. Because a Fund distributes all of its net investment income to its shareholders (including such imputed interest), a Fund may have to sell securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Manager or sub-advisor would not have chosen to sell such securities and which may result in a taxable gain or loss.

        The foregoing is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of Delaware Diversified Income Fund and Delaware U.S. Growth Fund. No attempt is made to present a detailed explanation of the federal income tax treatment of either Fund or their shareholders, and this discussion is not intended as a substitute for careful tax planning. Accordingly, prospective purchasers of shares of either Fund are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of state and local taxes.


JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 (JGTRRA)

        On May 28, 2003, President Bush signed into law the Jobs and Growth Tax Relief Reconciliation Act of 2003 (JGTRRA) .The new law reduces the tax rate on dividends and capital gains to 15% (5% for taxpayers with income in the lower brackets; 0% for those taxpayers in 2008).

REDUCTION OF TAX RATE ON DIVIDENDS

        Qualifying dividends received by the funds after December 31, 2002, will be taxed at a rate of 15% (5% for taxpayers with income in the lower brackets; 0% for these taxpayers in 2008). Prior law will apply for tax years beginning after December 31, 2008. Dividends paid on foreign corporation stocks that are readily tradable on U.S. securities markets are eligible for the lower rates.


        The amount of ordinary dividends qualifying for the lower tax rates that may be paid by a RIC for any tax year may not exceed the amount of the aggregate qualifying dividends received by the RIC, unless that aggregate is at least 95% of the RIC gross income (as specially computed), in which case the entire dividend qualifies. Obviously, money market and bond mutual fund distributions will generally not qualify.

        The lower tax rates are not available for dividends to the extent that the taxpayer is obligated to make related payments with respect to positions in substantially similar or related property (e.g., payments in lieu of dividends under a short sale). The capital gain rates also do not apply to (1) dividends received from an organization that was exempt from tax under Section 501 or was a tax-exempt farmers' cooperative in either the tax year of the distribution or the preceding tax year; (2) dividends received from a mutual savings bank that received a deduction under Section 591; or (3) deductible dividends paid on employer securities (i.e., under Section 404(k)).


        Owners whose shares are lent in short sales would not qualify for the lower rate. The lower tax rates would not apply under the law as enacted to "payments in lieu of dividends," which are received by someone whose stock is loaned to a short-seller. Brokerages have commonly lent stock out of margin accounts to short sellers, but may need to accommodate investors who do not want to receive unfavorable dividend treatment because their stock was lent out. Depending on the details of regulations that may be issued later this year, brokerages may decide to limit any such loans after 2003 to securities that are held in accounts owned by tax-indifferent parties, such as pension funds. The legislative history indicates that the Service is to be liberal in waiving penalties for failure to report substitute payments properly for payors who are making good-faith efforts to comply, but cannot reasonably do so given the time needed to update their systems.

REDUCTION OF TAX RATE ON CAPITAL GAINS

        Under JGTRRA, the top individual rate on adjusted net capital gain, which was generally 20% (10% for taxpayers in the 10% and 15% brackets), is reduced to 15% (5% for taxpayers with income in the lower brackets). These lower rates apply to both the regular tax and the alternative minimum tax. The lower rates apply to assets held more than one year. For taxpayers with income in the lower brackets, the 5% rate is reduced to 0% for 2008.

        The tax rate on short-term capital gains is unchanged, and they will continue to be taxed at the ordinary income rate. The capital gains changes apply to sales and exchanges (and installment payments received) on or after May 6, 2003, but not with respect to tax years beginning after December 31, 2008.

        The special tax rates for gains on assets held for more than five years (8% for taxpayers with income in the 10% and 15% brackets; 18% for other taxpayers with respect to assets purchased after 2000) have been repealed.


BACK-UP WITHHOLDING CHANGES

        Prior to the passage of JGTRRA the backup withholding rate for shareholders that did not provide taxpayer identification numbers was 30%. This rate has been reduced to 28%, retroactive to January 1, 2003.


INVESTMENT MANAGEMENT AGREEMENT

        Delaware Management Company ("Delaware" or "the Manager"), located at 2005 Market Street, Philadelphia, PA 19103-7094, furnishes investment management services to each Fund, subject to the supervision and direction of the Board of Trustees of Delaware Group Adviser Funds.

         The Fund has formally delegated to the Manager the ability to make all proxy voting decisions in relation to portfolio securities held by the Fund. If and when proxies need to be voted on behalf of the Fund, the Manager will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). The Manager has established a Proxy Voting Committee (the "Committee") which is responsible for overseeing the Manager's proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Manager to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund.

        In order to facilitate the actual process of voting proxies, the Manager has contracted with Institutional Shareholder Services ("ISS") to analyze proxy statements on behalf of the Fund and other Advisor clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS's proxy voting activities. If a proxy has been voted for the Fund, ISS will create a record of the vote. Beginning no later than August 31, 2004, information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) through the Fund's website at http://www.delawareinvestments.com; and (ii) on the Commission's website at http://www.sec.gov.

        The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Manager will normally vote against management's position when it runs counter to its specific Proxy Voting Guidelines (the "Guidelines"), and the Manager will also vote against management's recommendation when it believes that such position is not in the best interests of the Fund.

        As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals to create a new class of common stock with superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to management compensation plans are determined on a case-by-case basis; and (vii) generally vote for reports on the level of greenhouse gas emissions from the company's operations and products.


        Because the Fund has delegated proxy voting to the Manager, the Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, the Manager does have a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Manager receives on behalf of the Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for the Manager to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Manager during the proxy voting process. In the very limited instances where the Manager is considering voting a proxy contrary to ISS's recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Manager or affiliated persons of the Manager. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

        On December 31, 2004, the Manager and its affiliates within Delaware Investments were managing in the aggregate in excess of $100.0 billion in assets in various institutional or separately managed, investment company and insurance accounts.


        The Investment Management Agreement for Delaware U.S. Growth Fund is dated November 23, 1999 and was approved by the initial shareholder of Delaware U.S. Growth Fund on that date. The Investment Management Agreement for Delaware Diversified Income Fund is dated June 28, 2002 and was approved by its initial shareholder on June 28, 2002. Each Agreement has an initial term of two years and may be further renewed only so long as such renewals and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms and renewal thereof have been approved by the vote of a majority of the trustees of Delaware Group Adviser Funds who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the trustees of Delaware Group Adviser Funds or by the Manager. Each Agreement will terminate automatically in the event of its assignment.

        The management fee rate schedule for each Fund is as follows:

                                                       MANAGEMENT FEE SCHEDULE
                                           (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)
        FUND NAME                                           ANNUAL RATE
        --------------------------------   ---------------------------------------------
        Delaware Diversified Income Fund   0.55% on first $500 million
                                           0.50% on next $500 million
                                           0.45% on next $1,500 million
                                           0.425% on assets in excess of $2,500 million

        Delaware U.S. Growth Fund          0.65% on first $500 million
                                           0.60% on next $500 million
                                           0.55% on next $1,500 million
                                           0.50% on assets in excess of $2,500 million

        On October 31, 2004, the Delaware U.S. Growth Fund's total net assets were $80,322,333. On October 31, 2004, the Delaware Diversified Income Fund's total net assets were $459,029,674. The total investment management fees incurred by the Funds during the last three fiscal years are set forth in the table below. Beginning May 6, 1996, the fees were paid to the Manager, Delaware Management Company. With respect to Delaware Diversified Income Fund, for periods prior to October 28, 2002, the table reflects information on the investment management fees paid by the Predecessor Fund. See "Performance Information".



        FUND                               OCTOBER 31, 2004    OCTOBER 31, 2003    OCTOBER 31, 2002
        --------------------------------   -----------------   -----------------   -----------------
        Delaware Diversified Income Fund   $1,652,880 earned   $312,717 earned     $37,901 earned
                                           $1,249,781 paid     $2,487 paid         $12,599 paid
                                           $403,099 waived     $315,204 waived     $25,302 waived

        Delaware U.S. Growth Fund          $689,437 earned     $878,695 earned     $1,414,744 earned
                                           $-0- paid           $-0- paid           $578,273 paid
                                           $689,437 waived     $878,695 waived     $836,471 waived


        Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.

DISTRIBUTION AND SERVICE


        Lincoln Financial Distributors, Inc. ("LFD"), an affiliate of the Manager, serves as the Funds' financial intermediary wholesaler pursuant to a Second Amended and Restated Financial Intermediary Distribution Agreement with the Distributor dated August 21, 2003. LFD is primarily responsible for promoting the sale of the Fund shares through broker/dealers, financial advisors and other financial intermediaries (collectively, "Financial Intermediaries"). The address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055. The rate of compensation, which is calculated and paid monthly, to LFD for the sales of shares of the retail funds of Delaware Investments Family of Funds (excluding the shares of Delaware VIP Trust series, money market funds and house accounts and shares redeemed within 30 days of purchase) is a non-recurring fee equal to the amount shown below:


                                                                                     Basis Points on Sales
                                                                                     ---------------------
Retail Mutual Funds (Class A, B and C Shares)                                                0.50%
Merrill Lynch Connect Program                                                                0.25%
Registered Investment Advisors and
 H.D. Vest Institutional Classes                                                             0.45%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                        0%

        In addition to the non-recurring fee set forth above, the Distributor pays LFD a fee at the annual rate set forth below of the average daily net assets of Fund shares of the Delaware Investments retail funds outstanding and beneficially owned by shareholders through Financial Intermediaries, including those Fund shares sold before the date of this Agreement.

                                                                                     Basis Points on Sales
                                                                                     ---------------------
Retail Mutual Funds (including shares of money market funds and house accounts and
 shares redeemed within 30 days of purchase)                                                 0.04%
Merrill Lynch Connect Program                                                                   0%
Registered Investment Advisors and
 H.D. Vest Institutional Classes                                                             0.04%
Citigroup Global Capital Markets, Inc. (formerly Salomon Smith Barney) and
 Delaware International Value Equity Fund Class I Shares                                     0.04%

        The fees associated with LFD's services to the Funds are borne exclusively by the Distributor and not by the Funds.

        The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 2005 Market Street, Philadelphia, PA 19103-7094, serves as the shareholder servicing, dividend disbursing and transfer agent for each Fund pursuant to a Shareholder Services Agreement dated April 19, 2001. The Transfer Agent also provides accounting services to each Fund pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc. and, therefore, Lincoln National Corporation.

        Each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders in addition to the Transfer Agent. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.


OFFICERS AND TRUSTEES


        The business and affairs of Delaware Group Adviser Funds are managed under the direction of its Board of Trustees.

        Certain officers and trustees of Delaware Group Adviser Funds hold identical positions in each of the other funds in Delaware Investments. As of November 30, 2004, Delaware Group Adviser Funds' officers and trustees owned 3.77% of the outstanding shares of Delaware U.S. Growth Fund Institutional Class. As of November 30, 2004, Delaware Group Adviser Funds' officers and trustees owned less than 1% of the outstanding shares of Class A, Class B, Class C and Class R of the Delaware U.S. Growth Fund. As of November 30, 2004, Delaware Group Adviser Funds' officers and trustees owned less than 1% of the outstanding shares of each Class of the Delaware Diversified Income Fund.


        As of January 31, 2005 management believes the following accounts held 5% or more of the outstanding shares of the Funds:

CLASS                         NAME AND ADDRESS OF ACCOUNT                 SHARE AMOUNT    PERCENTAGE
---------------------------   -----------------------------------------   -------------   ----------
Delaware Diversified Income   Merrill Lynch, Pierce, Fenner & Smith For     552,636.810        10.49%
Fund Class B                  the Sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Drive, 2nd Floor
                              Jacksonville, FL 32246-6484

Delaware Diversified Income   Merrill Lynch, Pierce, Fenner & Smith For   4,065,658.430        26.14%
Fund Class C                  the Sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Drive, 2nd Floor
                              Jacksonville, FL 32246-6484

Delaware Diversified Income   Merrill Lynch, Pierce, Fenner & Smith For     814,580.510        66.54%
Fund Class R                  the Sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Drive, 2nd Floor
                              Jacksonville, FL 32246-6484

                              Reliance Trust Co.                             64,280.510         5.25%
                              FBO Trace A Matic Corporation 401(k)
                              P.O. Box 48529
                              Atlanta, GA 30362-1529

Delaware Diversified Income   RS DMC Employee MPP Plan                      137,209.440        45.28%
Fund Institutional Class      Delaware Management Co. MPP Trust
                              c/o Rick Seidel
                              1818 Market Street
                              Philadelphia, PA 19103-3638

Delaware U.S. Growth Fund     Merrill Lynch, Pierce, Fenner & Smith For     122,771.350        16.12%
Class C                       the Sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Drive, 2nd Floor
                              Jacksonville, FL 32246-6484

Delaware U.S. Growth Fund     Merrill Lynch, Pierce, Fenner & Smith For      21,512.870        89.03%
Class R                       the Sole Benefit of its Customers
                              Attn: Fund Administration
                              4800 Deer Lake Drive, 2nd Floor
                              Jacksonville, FL 32246-6484

                              MCB Trust Services Custodian FBO                2,057.310         8.51%
                              DIW Group Inc.
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

Delaware U.S. Growth Fund     RS DMC Employee MPP Plan                      110,584.290        51.43%
Institutional Class           Delaware Management Co.
                              Employee Money Purchase Pension
                              c/o Rick Seidel
                              1818 Market Street
                              Philadelphia, PA 19103-3638

                              MCB Trust Services Trustee FBO                 77,969.900        36.26%
                              Scott Specialty Gases 401(k)
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

                              MCB Trust Services Trustee FBO                 12,805.880         5.95%
                              Clayton Foundation for Research 401(k)
                              700 17th Street, Suite 300
                              Denver, CO 80202-3531

                DMH Corp., Delaware Investments U.S., Inc., Delaware General Management, Inc. Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Delaware Management Trust Company, Delaware Management Business Trust, Delaware Investment Advisers (a series of Delaware Management Business Trust), Delaware Management Company (a series of Delaware Management Business Trust), Delaware Lincoln Investment Advisers (a series of Delaware Management Business Trust), Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Lincoln Cash Management (a series of Delaware Management Business Trust), Delaware Distributors, L.P., Retirement Financial Services, Inc. and LNC Administrative Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). DMH is an indirect, wholly owned subsidiary, and is subject to the ultimate control, of Lincoln National Corporation. Lincoln National Corporation, with headquarters in Philadelphia, Pennsylvania, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management. Delaware Investments is the marketing name for DMH and its subsidiaries.

                Trustees and principal officers of Delaware Group Adviser Funds are noted below along with their ages and their business experience for the past five years.

                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                        POSITION(S)                                                      COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS AND        HELD WITH    LENGTH OF TIME    PRINCIPAL OCCUPATION(S) DURING  BY TRUSTEE/DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                 FUND(S)         SERVED                 PAST 5 YEARS                OR OFFICER        DIRECTOR OR OFFICER
----------------------  -----------  -----------------  ------------------------------  -------------------  -----------------------
INTERESTED TRUSTEES

JUDE T. DRISCOLL(2)      Chairman,       5 Years -            Since August 2000,                77                    None
2005 Market Street      President,   Executive Officer    Mr. Driscoll has served in
Philadelphia, PA 19103     Chief                         various executive capacities
                         Executive     Trustee since    at different times at Delaware
March 10, 1963          Officer and    May 15, 2003             Investments(1)
                         Trustee(4)
                                                           Senior Vice President and
                                                           Director of Fixed-Income
                                                           Process - Conseco Capital
                                                                  Management
                                                           (June 1998 - August 2000)

INDEPENDENT TRUSTEES

WALTER P. BABICH          Trustee        17 Years              Board Chairman -                 94                    None
2005 Market Street                                           Citadel Construction
Philadelphia, PA 19103                                            Corporation
                                                               (1989 - Present)
October 1, 1927

JOHN H. DURHAM            Trustee       26 Years(3)            Private Investor                 94                  Trustee -
2005 Market Street                                                                                              Abington Memorial
Philadelphia, PA 19103                                                                                              Hospital

August 7, 1937                                                                                                President/Director -
                                                                                                                22 WR Corporation

JOHN A. FRY             Trustee(4)        4 Year            President - Franklin &              77                 Director -
2005 Market Street                                             Marshall College                                 Community Health
Philadelphia, PA 19103                                       (June 2002 - Present)                                   Systems

May 28, 1960                                              Executive Vice President -
                                                          University of Pennsylvania
                                                           (April 1995 - June 2002)

ANTHONY D. KNERR          Trustee        12 Years         Founder/Managing Director -           94                    None
2005 Market Street                                        Anthony Knerr & Associates
Philadelphia, PA 19103                                      (Strategic Consulting)
                                                               (1990 - Present)
December 7, 1938

ANN R. LEVEN              Trustee        16 Years       Treasurer/Chief Fiscal Officer          94             Director and Audit
2005 Market Street                                         - National Gallery of Art                         Committee Chairperson -
Philadelphia, PA 19103                                           (1994 - 1999)                               Andy Warhol Foundation

November 1, 1940                                                                                                    Director -
                                                                                                                  Systemax Inc.


                                                                                             NUMBER OF
                                                                                        PORTFOLIOS IN FUND
                          POSITION(S)                                                    COMPLEX OVERSEEN      OTHER DIRECTORSHIPS
NAME, ADDRESS AND         HELD WITH     LENGTH OF TIME  PRINCIPAL OCCUPATION(S) DURING   BY TRUSTEE/DIRECTOR      HELD BY TRUSTEE/
BIRTHDATE                  FUND(S)           SERVED               PAST 5 YEARS                OR OFFICER        DIRECTOR OR OFFICER
----------------------  --------------  --------------  ------------------------------  -------------------  -----------------------
INDEPENDENT TRUSTEES
(continued)

THOMAS F. MADISON           Trustee        11 Years        President/Chief Executive              94                 Director -
2005 Market Street                                       Officer - MLM Partners, Inc.                              Banner Health
Philadelphia, PA 19103                                    (Small Business Investing &
                                                                  Consulting)                                        Director -
February 25, 1936                                          (January 1993 - Present)                             Center Point Energy

                                                                                                                     Director -
                                                                                                                 Digital River Inc.

                                                                                                                     Director -
                                                                                                                 Rimage Corporation

                                                                                                                     Director -
                                                                                                                Valmont Industries,
                                                                                                                        Inc.

JANET L. YEOMANS            Trustee         6 Years        Vice President/Mergers &               94                    None
2005 Market Street                                              Acquisitions -
Philadelphia, PA 19103                                          3M Corporation
                                                           (January 2003 - Present)
July 31, 1948
                                                         Ms. Yeomans has held various
                                                          management positions at 3M
                                                            Corporation since 1983.

OFFICERS

MICHAEL P. BISHOF        Senior Vice    Chief Financial      Mr. Bishof has served in             92                    None(5)
2005 Market Street      President and    Officer since     various executive capacities
Philadelphia, PA 19103      Chief      February 17, 2005  at different times at Delaware
                          Financial                                 Investments
                           Officer

August 18, 1962

RICHELLE S. MAESTRO    Executive Vice       2 Years          Ms. Maestro has served in            92                    None(5)
2005 Market Street       President,                        various executive capacities
Philadelphia, PA 19103   Chief Legal                      at different times at Delaware
                         Officer and                               Investments.
                          Secretary

November 26, 1957

JOHN J. O'CONNOR         Senior Vice    Treasurer since     Mr. O'Connor has served in            92                    None(5)
2005 Market Street      President and  February 17, 2005   various executive capacities
Philadelphia, PA 19103    Treasurer                       at different times at Delaware
                                                                    Investments

June 16, 1957



(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the registrant's investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's manager and distributor.

(3) Mr. Durham served as a Director Emeritus from 1995 through 1998.

(4) Mr. Driscoll and Mr. Fry are not Trustees of the funds of Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III and Voyageur Tax Free Funds.

(5) Mr. Bishof, Ms. Maestro and Mr. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter and transfer agent as the registrant.

        Following is additional information regarding investment professionals affiliated with the Funds.

NAME, ADDRESS                   POSITION(S) HELD WITH      LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                        POOLED TRUST         TIME SERVED                 DURING PAST 5 YEARS
---------------------------   -------------------------   -----------   -----------------------------------------------
MARSHALL T. BASSETT           Senior Vice President and     7 Years     Mr. Bassett has served in various capacities at
2005 Market Street                Portfolio Manager                         different times at Delaware Investments
Philadelphia, PA 19103

February 8, 1954

RYAN K. BRIST                  Executive Vice President     5 Years      Mr. Brist has served in various capacities at
2005 Market Street             and Managing Director -                      different times at Delaware Investments
Philadelphia, PA 19103-7094          Fixed-Income

March 22, 1971

STEPHEN R. CIANCI             Vice President and Senior     11 Years     Mr. Cianci has served in various capacities at
2005 Market Street                Portfolio Manager                         different times at Delaware Investments
Philadelphia, PA 19103

May 12, 1969

GERALD S. FREY                  Managing Director and       8 Years       Mr. Frey has served in various capacities at
2005 Market Street             Chief Investment Officer                     different times at Delaware Investments
Philadelphia, PA 19103            - Growth Investing

February 7, 1946

PAUL GRILLO                   Vice President and Senior     11 Years     Mr. Grillo has served in various capacities at
2005 Market Street                Portfolio Manager                         different times at Delaware Investments
Philadelphia, PA 19103

May 16, 1959

JEFFREY W. HYNOSKI                Vice President and        5 Years     Mr. Hynoski has served in various capacities at
2005 Market Street                 Portfolio Manage                         different times at Delaware Investments
Philadelphia, PA 19103

September 19, 1962

STEVEN T. LAMPE                   Vice President and        10 Years     Mr. Lampe has served in various capacities at
2005 Market Street                Portfolio Manager                         different times at Delaware Investments
Philadelphia, PA 19103

September 13, 1968

PHILIP R. PERKINS             Senior Vice President and     2 years        Senior Vice President and Senior Portfolio
2005 Market Street             Senior Portfolio Manager                    Manager - Delaware Investment Advisers, a
Philadelphia, PA 19103-7094                                               series of Delaware Management Business Trust
                                                                                        (2003 - Present)
May 20, 1961
                                                                         Chief Operating Officer and Managing Director
                                                                          in Emerging Markets of Deutsche Bank (1998 -
                                                                                             2003)

NAME, ADDRESS                   POSITION(S) HELD WITH      LENGTH OF                PRINCIPAL OCCUPATION(S)
AND BIRTHDATE                        POOLED TRUST         TIME SERVED                 DURING PAST 5 YEARS
---------------------------   -------------------------   -----------   -----------------------------------------------
TIMOTHY L. RABE                Senior Vice President -      4 Years       Mr. Rabe has served in various capacities at
2005 Market Street             Senior High Yield Trader                     different times at Delaware Investments
Philadelphia, PA 19103-7094

September 18, 1970

MATTHEW TODOROW                   Vice President and        2 Years     Vice President and Portfolio Manager - Delaware
2005 Market Street                Portfolio Manager                        Investment Advisers, a series of Delaware
Philadelphia, PA 19103                                                             Management Business Trust
                                                                                        (2003 - Present)
November 22, 1968
                                                                         Executive Director - Morgan Stanley Investment
                                                                                           Management
                                                                                          (2001- 2003)

                                                                         Portfolio Manager - Morgan Stanley Investment
                                                                                           Management
                                                                                         (1994 - 2003)

LORI P. WACHS                     Vice President and        11 Years     Ms. Wachs has served in various capacities at
2005 Market Street                Portfolio Manager                               different times at Delaware
Philadelphia, PA 19103

November 8, 1968

        The following table shows each Trustee's ownership of shares of the Funds and of all Delaware Investments funds as of December 31, 2003.

                                                               AGGREGATE DOLLAR RANGE OF EQUITY
                                                           SECURITIES IN ALL REGISTERED INVESTMENT
                    DOLLAR RANGE OF EQUITY SECURITIES IN   COMPANIES OVERSEEN BY TRUSTEE IN FAMILY
NAME                             THE FUNDS                         OF INVESTMENT COMPANIES
-----------------   ------------------------------------   ---------------------------------------
Jude T. Driscoll                    None                              $50,001 - $100,000
Walter A. Babich             $10,001 - $50,000                          Over $100,000
John H. Durham               $50,000 - $100,000                         Over $100,000
John A. Fry                         None                                Over $100,000
Anthony D. Knerr                    None                              $10,001 - $50,000
Ann R. Leven                        None                                Over $100,000
Thomas F. Madison                   None                              $10,001 - $50,000
Janet L. Yeomans                    None                              $10,001 - $50,000

        The following is a compensation table listing for each trustee entitled to receive compensation, the aggregate compensation received from Adviser Funds and the total compensation received from all investment companies in the Delaware Investments family for which he or she serves as a trustee or director for the fiscal year ended October 31, 2004 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of October 31, 2004. Only the independent trustees of Adviser Funds receive compensation from the Funds.

                                    AGGREGATE           PENSION OR                             TOTAL COMPENSATION FROM
                               COMPENSATION FROM    RETIREMENT BENEFITS    ESTIMATED ANNUAL         THE INVESTMENT
                                 DELAWARE GROUP     ACCRUED AS PART OF      BENEFITS UPON       COMPANIES IN DELAWARE
NAME                             ADVISER FUNDS         FUND EXPENSES         RETIREMENT(1)          INVESTMENTS(2)
----------------------------   ------------------   -------------------   ------------------   -----------------------
Walter P. Babich               $            2,717          none           $           70,000   $               110,870
John H. Durham                 $            2,524          none           $           70,000   $               101,930
John A. Fry                    $            2,720          none           $           70,000   $                91,458
Anthony D. Knerr               $            2,746          none           $           70,000   $               109,345
Ann R. Leven                   $            2,919          none           $           70,000   $               115,870
Thomas F. Madison              $            2,775          none           $           70,000   $               109,620
Janet L. Yeomans               $            2,775          none           $           70,000   $               109,620

     (1) Under the terms of the Delaware Investments Retirement Plan for Trustees/Directors, each disinterested Trustee/Director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each investment company in the Delaware Investments family for which he or she serves as Trustee/Director for a period equal to the lesser of the number of years that such person served as a Trustee/Director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to trustees/directors of each investment company at the time of such person's retirement. If an eligible Trustee/Director retired as of October 31, 2004, he or she would be entitled to annual payments totaling the amounts noted above, in the aggregate, from all of the investment companies in the Delaware Investments family for which he or she serves as a trustee or director, based on the number of investment companies in the Delaware Investments family as of that date.
     (2) Each independent Trustee/Director currently receives a total annual retainer fee of $70,000 for serving as a Trustee/Director for all 32 investment companies in Delaware Investments, plus $5,000 for each Board Meeting attended. The following compensation is in the aggregate from all investment companies in the complex. Members of the audit committee receive additional compensation of $2,500 for each meeting. Members of the nominating committee receive additional compensation of $1,700 for each meeting. In addition, the chairpersons of the audit and nominating committees each receive an annual retainer of $10,000 and $1,500, respectively. The Coordinating Trustee/Director of the Delaware Investments funds receives an additional retainer of $25,000.
     (3) In addition to this compensation, for the 12-month period ended on October 31, 2004, Mr. Fry received $8,827 in professional fees from Voyageur Funds for services provided to the Fund's Board.

        The Board of Trustees has the following committees:

        Audit Committee: This committee monitors accounting and financial reporting policies and practices, and internal controls for the Delaware Investments funds. It also oversees the quality and objectivity of the Delaware Investments funds' financial statements and the independent audit thereof, and acts as a liaison between the Delaware Investments funds' Independent Registered Public Accounting Firm and the full Board of Trustees. Three independent trustees comprise the committee. The Audit Committee held six meetings during Adviser Funds' last fiscal year.

        Nominating Committee: This committee recommends board members, fills vacancies and considers the qualifications of board members. The committee also monitors the performance of counsel for independent trustees. Three independent trustees and one interested trustee serve on the committee. The Nominating Committee held eight meetings during Adviser Funds' last fiscal year.

GENERAL INFORMATION

        Adviser Funds is an open-end management investment company. Each Fund's portfolio of assets is diversified as defined by the 1940 Act. Adviser Funds was organized as a Maryland corporation on August 10, 1993 and reorganized as a Delaware business trust on November 23, 1999.

        The Delaware Diversified Income Fund commenced operations on June 28, 2002. On October 28, 2002, Delaware Pooled Trust Diversified Core Fixed Income Portfolio (the "Predecessor Fund") merged into Delaware Diversified Income Fund. The Fund is treated as the surviving legal entity, but the Predecessor Fund, for a variety of reasons, is treated as the surviving entity for such purposes as presentation of accounting, financial and performance information. Thus, all such information prior to October 28, 2002, represents that of the Predecessor Fund. The Predecessor Fund commenced operations on December 29, 1997.

        Delaware furnishes investment management services to each Fund. The Manager also provides investment management services to certain of the other funds in the Delaware Investments family. An affiliate of the Manager also manages private investment accounts. While investment decisions of each Fund are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for each Fund.

        The Board of Trustees is responsible for overseeing the performance of each Fund's investment adviser and determining whether to approve and/or renew each Fund's investment management agreement. When the Board considers whether to renew an investment management agreement, it considers various factors that include:

        The nature, extent and quality of the services provided by the investment adviser.

        The investment performance of the fund's assets managed by the investment adviser.

        The fair market value of the services provided by the investment adviser.

        Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

        The extent to which the investment adviser has realized or will realize economies of scale as the fund grows.

        Other benefits accruing to the investment adviser or its affiliates from its relationship with the fund.

        The investment adviser's management of the operating expenses of the fund, such as transaction costs, including how portfolio transactions for the fund are conducted and brokers are chosen.

        At its annual contract review meeting (the "Annual Meeting"), the Board of Trustees was presented with information concerning each Delaware Investments service provider to the Funds, including the investment advisors, the Distributor and the transfer agent, shareholder servicing agent and fund accountant. The Board reviewed materials provided by Delaware Investments concerning the level of service provided to the Funds and both the costs to the Funds and the profit to Delaware Investments. Throughout the prior year, the Board also received regular reports detailing performance, the current investment strategies for the Funds and Fund expenses. In addition, at the Annual Meeting the Board separately received and reviewed independent historical and comparative reports provided by Lipper, Inc. ("Lipper") that analyzed the Funds' performance over a ten-year period, as well as actual and contractual management and total expenses. The reports also provided comparative information for performance and expenses against the Funds' peer mutual funds. In addition to information pertaining to the Funds, the Board also received similar information concerning all of the other investment companies in the Delaware Investments Family of Funds.

        In reviewing the investment management agreements for the Funds, the Board of Trustees considered the Funds' performance relative to their performance goals, peers and benchmark, the investment process and controls used in managing the Funds, the Funds' fees and expenses relative to its peers, the experience and qualifications of personnel responsible for managing the Funds and quality of other services provided to the Funds in addition to investment advice.

        The Board met in executive session to consider the investment management agreements. The independent Trustees also met separately with Lipper. The Board believed that management had effectively communicated with the Board and had been very responsive to the issues raised by the Board during the previous year. The Board was pleased with the current staffing within the Funds' investment advisors during the past year, the emphasis on research, and the compensation system that had been implemented for investment advisory personnel. In particular, the Board noted that management had maintained and, in some instances, increased financial and personnel resources committed to fund management. The Board considered the overall benefits provided by Delaware Investments' strong corporate management and compliance oversight to all funds in the complex.

        In considering the investment performance of the Funds and of comparable mutual funds advised by Delaware, the Board looked at each Fund's performance relative to its peers and benchmark. The performance numbers excerpted from the materials reviewed by the Board below represent annualized total returns and are calculated using a Fund's daily net asset value. Performance numbers assume reinvestment of income distributions and capital gains on the ex-dividend date. The Funds' performance over the past one, three and five year periods ended February 29, 2004 and quartile ranking of each of the Funds compared by Lipper to their respective peer group is as follows. The Funds' performance is ranked within its Lipper Investment Classification/Objective. A fund with the highest performance is ranked first, and a fund with the lowest performance is ranked last. The performance quartile illustrates the quartile position of the Fund within its Lipper Investment Classification/Objective. For purposes of total return, the quartiles are defined as the first quartile is the highest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the lowest or worst 25%.

                                              1 YEAR             3 YEARS             5 YEARS
                                         ----------------    ---------------    ----------------
    Delaware Diversified Income Fund                12.78%             10.04%               9.79%
                                           third quartile(1)  first quartile(1)   first quartile(1)
    Delaware Delaware U.S. Growth Fund              28.49%             -8.40%              -2.57%
                                          fourth quartile(1)  third quartile(1)  second quartile(1)

        (1) Performance measured against the Portfolio's peer universe. A Portfolio's peer universe comprises all funds that have the same investment objective as the Portfolio and is created by Lipper to expand a peer group and provide a broader view of performance within the investment objective. A peer group is a smaller group of funds that may be similar in management style, duration or quality.

        In considering the costs of the services to be provided and profits to be realized by Delaware and its affiliates from the relationship with the Funds, the Board considered the service fees charged to each Fund and the fair market value of the services provided by the investment advisors.

        The Board's objective is to limit the total expense ratio of the Funds to an acceptable range as compared to the median of a peer group of comparable mutual funds. The Board took into consideration management's agreement with that objective and the means of implementing that objective, which could include certain types of remedial actions as well as potential future voluntary or contractual expense caps.

         In considering the level of the Funds' expenses, the Board reviewed each Fund's current average for its peers. The Board looked at the advisory fees of each Fund compared to their peer groups and at overall levels of expenses for each of the Funds compared to its respective peer group. Each Fund's quartile rankings (as of each Fund's last fiscal year) for contractual management fees, actual management fees and total expenses were as follows. The Fund's expenses are ranked within the Expense Group or Expense Universe. A fund with the lowest expense is ranked first, and a fund with the highest expense is ranked last. The expense quartile illustrates the position of the Fund within the Expense Group or Expense Universe. For purposes of expenses, the quartiles are defined as: the first quartile in the lowest or best 25%; the second quartile is the next 25%; the third quartile is the next 25%; and the fourth quartile is the highest or worst 25%(1).

        (1) The performance quartile methodology is the opposite of the expense quartile methodology (e.g., the highest expense is defined as being in the fourth quartile, and the highest total return is defined as being in the fourth quartile, etc.).

                                     Contractual
                                   Management Fees   Actual Management Fees   Total Expenses
                                   ---------------   ----------------------   --------------
Delaware Diversified Income Fund     2nd quartile         1st quartile         1st quartile
Delaware U.S. Growth Fund            1st quartile         1st quartile         3rd quartile

        The Board found each Fund's fees to be appropriate after considering these factors and generally in line with fees charged to comparable funds in the industry.

        The Board also reviewed the quality of services performed by the investment adviser's affiliates on behalf of each Fund, including fund accounting, transfer agent, administrative, and shareholder services. The Board also considered the prestigious DALBAR service awards received by the investment adviser's affiliate for the quality of service it provided to Portfolio investors.

        Delaware provides investment management services to certain of the other funds in the Delaware Investments family. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.

        The Delaware Investments Family of Funds, Delaware Management Company, Lincoln Investment Management, Inc. and Delaware Distributors, L.P., in compliance with SEC Rule 17j-1 under the 1940 Act, have adopted Codes of Ethics which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Portfolios, subject to the requirements set forth in Rule 17j-1 and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

        The Manager manages the investment options for Delaware-Lincoln ChoicePlus and Delaware MedallionSM III Variable Annuities. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. ChoicePlus offers a variety of different investment styles managed by leading money managers. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers various investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through ChoicePlus and Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Investments mutual funds available outside the annuity. The Manager also manages many of the investment options for the Delaware-Lincoln ChoicePlus Variable Annuity. ChoicePlus is issued and distributed by Lincoln National Life Insurance Company. Choice Plus offers a variety of different investment styles managed by ten leading money managers. See Delaware VIP Trust in Appendix B.

        The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Delaware U.S. Growth Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                 CLASS A SHARES
    -----------------------------------------------------------------------
                        TOTAL AMOUNT OF       AMOUNTS
                         UNDERWRITING      REALLOWED TO     NET COMMISSION
    FISCAL YEAR ENDED     COMMISSIONS         DEALERS           TO DDLP
    -----------------   ---------------   ---------------   ---------------
    10/31/04            $        94,753   $        79,698   $        15,055
    10/31/03            $       159,989   $       144,983   $        15,006
    10/31/02            $       261,193   $       236,059   $        25,134

        The Distributor acts as national distributor for each Fund and for the other mutual funds in the Delaware Investments family. The Distributor received net commissions from the Delaware Diversified Income Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                 CLASS A SHARES
    -----------------------------------------------------------------------
                        TOTAL AMOUNT OF       AMOUNTS
                         UNDERWRITING      REALLOWED TO     NET COMMISSION
    FISCAL YEAR ENDED     COMMISSIONS         DEALERS           TO DDLP
    -----------------   ---------------   ---------------   ---------------
    10/31/04            $     1,396,834   $     1,216,958   $       179,876
    10/31/03            $     1,064,752   $       948,826   $       115,926

        The Distributor received in the aggregate Limited CDSC payments from Delaware U.S. Growth Fund with respect to Class A Shares and CDSC payments with respect to Class B Shares and Class C Shares as follows:

    FISCAL YEAR ENDED      CLASS A        CLASS B        CLASS C
    ----------------    ------------   ------------   ------------
    10/31/04                none       $    127,095   $      2,025
    10/31/03                none       $    152,663   $      3,345
    10/31/02                none       $    314,886   $      2,642

         The Distributor received in the aggregate Limited CDSC payments from Delaware Diversified Income Fund with respect to Class A Shares and CDSC payments with respect to Class B Shares and Class C Shares as follows:

    FISCAL YEAR ENDED      CLASS A        CLASS B        CLASS C
    -----------------   ------------   ------------   ------------
    10/31/04                none       $     59,366   $     43,309
    10/31/03                none               none           none

        The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Investments Family of Funds. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge for (i) each open and closed account on their records and each account held on a sub-accounting system maintained by firms that hold accounts on an omnibus basis ("Shareholder Accounts"); and (ii) each account on a retirement processing system ("Retirement Accounts"). These charges are as follows:

                  Shareholder Accounts    $ 21.25 Per Annum
                  Retirement Accounts     $ 21.25 Per Annum

        These charges are assessed monthly on a pro rata basis and determined by using the number of Shareholder and Retirement Accounts maintained as of the last calendar day of each month. Compensation is fixed each year and approved by the Board of Trustees, including a majority of the disinterested trustees.

        The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Investments Family of Funds for which it provides such accounting services. Such fee is equal to 0.025% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion. The fees are charged to each Fund and the other mutual funds in the Delaware Investments Family of Funds, on an aggregate pro rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculation based on the type and number of classes per Fund.

        The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Adviser Funds' advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Adviser Funds to delete the words "Delaware Group" from Adviser Funds' name.

        JPMorgan Chase Bank ("JPMorgan"), 4 Chase Metrotech Center, Brooklyn, NY 11245 is custodian of the Funds' securities and cash. As custodian for each Fund, JPMorgan maintains a separate account or accounts for each Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

RESTRUCTURING OF ADVISER FUNDS

        Until April 26, 1996, Adviser Funds consisted of nine series of shares (U.S. Growth Fund and eight other funds) and was named Lincoln Advisor Funds, Inc. ("LAF"). On February 23, 1996, LAF's Board of Directors approved a restructuring to integrate fully LAF into the Delaware Investments family of funds. The restructuring provided, among other things, for the liquidation of three funds; the appointment of Delaware Management Company as the investment manager of each of the funds; the appointment of certain sub-advisors; changes in certain names, including Lincoln U.S. Growth Portfolio to U.S. Growth Fund, and the change of the LAF to Delaware Group Adviser Funds. The liquidations were completed on April 26, 1996 and following required shareholder approval of the investment management and sub-advisory arrangements at a meeting of shareholders held on May 3, 1996, the restructuring was consummated.

        In accordance with the restructuring, beginning May 6, 1996, the former Class D shares have been redesignated as the Institutional Class shares.

        On July 17, 1997, the Board of Trustees approved the liquidations of three additional funds. These liquidations were completed on September 19, 1997.

        In accordance with the restructuring, the front-end sales charges for and 12b-1 Plan distribution fees assessable against Class A Shares and the contingent deferred sales charge schedule for Class B Shares, as well as its feature for conversion to Class A Shares, have been modified to be made consistent with the charges, fees and features that generally apply to all other Delaware Investments Funds. The charges and fees previously applicable to the Class C Shares have not been changed.

        Beginning May 6, 1996, the charges, fees and features described in this Part B have been applied to the respective shares, except for Class B Shares purchased before that date. Class B Shares purchased prior to May 6, 1996 continue to be subject to the following contingent deferred sales charge schedule if redemptions are made
during the time periods described: within the first year after purchase (5.0%); within the second year after purchase (4.0%); within the third year after purchase (4.0%); within the fourth year after purchase (3.0%); within the fifth year after purchase (2.0%); within the sixth year after purchase (1.0%); and thereafter, none. In addition, Class B Shares purchased prior to May 6, 1996 still will convert to Class A Shares after the expiration of approximately six years after purchase. Class B Shares purchased with reinvested dividends, whether effected before or after May 6, 1996, will be aggregated and converted pro-rata with other Class B Shares.

CAPITALIZATION

        Adviser Funds has a present unlimited authorized number of shares of beneficial interest with no par value allocated to each Class. Each Class represents a proportionate interest in the assets of a Fund, and has the same voting and other rights and preferences as the other classes of the Fund, except that shares of the Institutional Class may not vote on any matter that affects the Fund Classes' Distribution Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares, Class C Shares and Class R Shares may vote only on matters affecting the 12b-1 Plan that relates to the class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by each Fund under the Rule 12b-1 Plan relating to Class A Shares. General expenses of each Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the Plans of Class A Shares, Class B Shares, Class C Shares and Class R Shares will be allocated solely to those classes.

        All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

        On November 29, 1993, the name Lincoln Renaissance Funds, Inc. was changed to Lincoln Advisor Funds, Inc.

        As of the close of business on May 3, 1996, the name Lincoln U.S. Growth Portfolio was changed to U.S. Growth Fund. In addition, as of the close of business May 3, 1996, the name of Lincoln Advisor Funds, Inc. was changed to Delaware Group Adviser Funds, Inc. As of August 16, 1999, the name of the U.S. Growth Fund changed to Delaware U.S. Growth Fund. Corresponding changes were also made to the names of the Fund's classes on that date. Effective November 23, 1999, the name of Delaware Group Adviser Funds, Inc. was changed to Delaware Group Adviser Funds. Class R Shares of each Fund first were offered on June 1, 2003.

NONCUMULATIVE VOTING

        Adviser Funds' shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Adviser Funds voting for the election of trustees can elect all the trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any trustees.

        This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

FINANCIAL STATEMENTS

        Ernst & Young LLP serves as the Independent Registered Public Accounting Firm for Delaware Group Adviser Funds and, in its capacity as such, audits the financial statements contained in each Fund's Annual Report. Each Fund's Statement of Net Assets, Statement of Assets and Liabilities (as applicable), Statement of Operations, Statement of Changes in Net Assets, Financial Highlights and Notes to Financial Statements, as well as the report of Ernst & Young LLP, the Independent Registered Public Accounting Firm, for the fiscal year ended October 31, 2004, are included in the Fund's Annual Report to shareholders. The financial statements and financial highlights, the notes relating thereto and the reports of Ernst & Young LLP listed above are incorporated by reference from the Annual Reports into this Part B.

APPENDIX A--DESCRIPTION OF RATINGS

        Each Fund has the ability to invest up to 10% of its net assets in high yield, high risk fixed-income securities. The following paragraphs contain excerpts from Moody's and S&P's rating descriptions. These credit ratings evaluate only the safety of principal and interest and do not consider the market value risk associated with high yield securities.

GENERAL RATING INFORMATION

MOODY'S INVESTORS SERVICE - BOND      Aaa         Bonds which are rated Aaa are
RATINGS                                           judged to be of the best
                                                  quality. They carry the
                                                  smallest degree of investment
                                                  risk and are generally
                                                  referred to as "gilt edge."
                                                  Interest payments are
                                                  protected by a large or by an
                                                  exceptionally stable margin
                                                  and principal is secure. While
                                                  the various protective
                                                  elements are likely to change,
                                                  such changes as can be
                                                  visualized are most unlikely
                                                  to impair the fundamentally
                                                  strong position of such
                                                  issues.

                                      Aa          Bonds which are rated Aa are
                                                  judged to be of high quality
                                                  by all standards. Together
                                                  with the Aaa group they
                                                  comprise what are generally
                                                  known as high grade bonds.
                                                  They are rated lower than Aaa
                                                  bonds because margins of
                                                  protection may not be as large
                                                  as in Aaa securities or
                                                  fluctuation of protective
                                                  elements may be of greater
                                                  amplitude or there may be
                                                  other elements which make the
                                                  long-term risks appear
                                                  somewhat larger than in Aaa
                                                  securities.

                                      A           Bonds which are rated A
                                                  possess many favorable
                                                  investment attributes and are
                                                  considered as upper medium
                                                  grade obligations. Factors
                                                  giving security to principal
                                                  and interest are considered
                                                  adequate but elements may be
                                                  present which suggest a
                                                  susceptibility to impairment
                                                  sometime in the future.

                                      Baa         Bonds that are rated Baa are
                                                  considered medium grade
                                                  obligations, i.e., they are
                                                  neither highly protected nor
                                                  poorly secured. Interest
                                                  payments and principal
                                                  security appear adequate for
                                                  the present but certain
                                                  protective elements may be
                                                  lacking or may be
                                                  characteristically unreliable
                                                  over any great length of time.
                                                  Such bonds lack outstanding
                                                  investment characteristics and
                                                  in fact have speculative
                                                  characteristics as well.

                                      Ba          Bonds which are rated Ba are
                                                  judged to have speculative
                                                  elements; their future cannot
                                                  be considered as well-assured.
                                                  Often the protection of
                                                  interest and principal
                                                  payments may be very moderate,
                                                  and thereby not well
                                                  safeguarded during both good
                                                  and bad times over the future.
                                                  Uncertainty of position
                                                  characterizes bonds in this
                                                  class.

                                      B           Bonds which are rated B
                                                  generally lack characteristics
                                                  of the desirable investment.
                                                  Assurance of interest and
                                                  principal payments or of
                                                  maintenance of other terms of
                                                  the contract over any long
                                                  period of time may be small.

                                      Caa         Bonds which are rated Caa are
                                                  of poor standing. Such issues
                                                  may be in default or there may
                                                  be present elements of danger
                                                  with respect to principal or
                                                  interest.

                                      Ca          Bonds which are rated Ca
                                                  represent obligations which
                                                  are speculative in a high
                                                  degree. Such issues are often
                                                  in default or have other
                                                  marked shortcomings.

                                      Aaa         Bonds which are rated Aaa are
                                                  judged to be of the best
                                                  quality. They carry the
                                                  smallest degree of investment
                                                  risk and are generally
                                                  referred to as "gilt edge."
                                                  Interest payments are
                                                  protected by a large or by an
                                                  exceptionally stable margin
                                                  and principal is secure. While
                                                  the various protective
                                                  elements are likely to change,
                                                  such changes as can be
                                                  visualized are most unlikely
                                                  to impair the fundamentally
                                                  strong position of such
                                                  issues.

                                      C           Bonds which are rated C are
                                                  the lowest rated class of
                                                  bonds, and issues so rated can
                                                  be regarded as having
                                                  extremely poor prospects of
                                                  ever attaining any real
                                                  investment standing.

SHORT-TERM DEBT RATINGS

        Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior obligations which have an original maturity not exceeding one year

P-1 Issuers rated "PRIME-1" or "P-1" (or supporting institutions) have superior ability for repayment of senior short-term debt obligations.

P-2 Issuers rated "PRIME-2" or "P-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

P-3 Issuers rated "PRIME-3" or "P-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

MUNICIPAL NOTE RATINGS

        Issuers or the features associated with Moody's MIG or VMIG ratings are identified by date of issue, date of maturity or maturities or rating expiration date and description to distinguish each rating from other ratings. Each rating designation is unique with no implication as to any other similar issue of the same obligor. MIG ratings terminate at the retirement of the obligation while VMIG rating expiration will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1     This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2     This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3     This designation denotes favorable quality. All security
                 elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

MIG 4/VMIG 4     This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S&P'S - BOND RATINGS                 AAA          Debt rated AAA has the highest
                                                  rating assigned by S&P to a
                                                  debt obligation. Capacity to
                                                  pay interest and repay
                                                  principal is extremely strong.

                                     AA           Debt rated AA has a very
                                                  strong capacity to pay
                                                  interest and repay principal
                                                  and differs from the highest
                                                  rated issues only in a small
                                                  degree.

                                     A            Debt rated A has a strong
                                                  capacity to pay interest and
                                                  repay principal although it is
                                                  somewhat more susceptible to
                                                  the adverse effects of changes
                                                  in circumstances and economic
                                                  conditions than debt in higher
                                                  rated categories.

                                     BBB          Debt rated BBB is regarded as
                                                  having an adequate capacity to
                                                  pay interest an repay
                                                  principal. Whereas it normally
                                                  exhibits adequate protection
                                                  parameters, adverse economic
                                                  conditions or changing
                                                  circumstances are more likely
                                                  to lead to a weakened capacity
                                                  to pay interest and repay
                                                  principal for debt in this
                                                  category than in higher rated
                                                  categories.

                                     BB, B,       Debt rated BB, B, CCC or CC is
                                     CCC and      regarded, on balance, as
                                     CC           predominately speculative with
                                                  respect to capacity to pay
                                                  interest and repay principal
                                                  in accordance with the terms
                                                  of the obligation. BB
                                                  indicates the lowest degree of
                                                  speculation and CC the highest
                                                  degree of speculation. While
                                                  such debt will likely have
                                                  some quality and protective
                                                  characteristics, these are
                                                  outweighed by large
                                                  uncertainties or major risk
                                                  exposures to adverse
                                                  conditions.

                                     C            This rating is reserved for
                                                  income bonds on which no
                                                  interest is being paid.

                                     D            Debt rated D is in default,
                                                  and payment of interest and/or
                                                  repayment of principal is in
                                                  arrears.

COMMERCIAL PAPER RATINGS

        S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. A plus (+) designation is applied only to those issues rated A-1 which possess an overwhelming degree of safety.

A-2 Capacity for timely payment on issues with the designation A-2 is strong. However, the relative degree of safely is not as high as for issues designated A-1.

A-3 Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

MUNICIPAL NOTE RATINGS

        An S&P municipal note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

        Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

        Sources of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2    Satisfactory capacity to pay principal and interest.

SP-3    Speculative capacity to pay principal and interest.

                                     PART C

                                Other Information

Item 22.  Exhibits

          (a)   Agreement and Declaration of Trust.

                (1) Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

                (2) Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

          (b) By-Laws. By-Laws (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

          (c)   Copies of All Instruments Defining the Rights of Holders.

                (1) Agreement and Declaration of Trust. Articles III, V and VI of Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

                (2) By-Laws. Article II of By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

          (d)   Investment Management Agreements and Sub-Advisory Agreements.

                (1)     Executed Investment Management Agreement (November 23,
                        1999) between Delaware Management Company (a series of Delaware Management Business Trust) and the Registrant on behalf Delaware U.S. Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 16 filed February 28, 2001.

                (2) Executed Amendment No. 1 (June 28, 2002) to Exhibit A of the Investment Management Agreement (November 23, 1999) between the Registrant and Delaware Management Company (a series of Delaware Management Business Trust) adding Delaware Diversified Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

                (3) Form of Sub-Advisory Agreement (June 2002) between Delaware Management Company (a series of Delaware Management Business Trust) and Delaware International Advisers Ltd. on behalf of Delaware Diversified Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

          (e)   (1)     Distribution Agreements.

                        (i) Executed Distribution Agreement (2003) between Delaware Distributors, L.P. and the Registrant on behalf of each Class incorporated into this filing by reference to Post-Effective Amendment No. 22 filed December 30, 2003.

                        (ii) Executed Amended Schedule I (June 28, 2002) to Distribution Agreement incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

                        (iii) Executed Second Amended and Restated Financial Intermediary Distribution Agreement (August 21,
                                2003) between Delaware Distributors, L.P. and Lincoln Financial Distributors, Inc. on behalf of the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 23 filed December 27, 2004.

                (2) Dealer's Agreement. Dealer's Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

                (3) Vision Mutual Fund Gateway Agreement. Vision Mutual Fund Gateway Agreement (November 2000) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

                (4) Registered Investment Advisers Agreement. Registered Investment Advisers Agreement (January 2001) incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

                (5) Bank/Trust Agreement. Bank/Trust Agreement (August 2004) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed December 27, 2004.

          (f)   Inapplicable.

          (g)   Custodian Agreements.

                (1) Executed Custodian Agreement (May 1, 1996) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 27, 1997 and Post-Effective Amendment No. 8 filed December 23, 1997.

                        (i) Executed Amendment (July 1, 2001) to the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

                        (ii) Executed letter (June 2002) to add Delaware Diversified Income Fund to the Custodian Agreement between the Registrant and JPMorgan Chase Bank incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

                        (iii) Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Custodian Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 23 filed December 27, 2004.

                (2)     Executed Securities Lending Agreement (December 22,
                        1998) between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 16 filed February 28, 2001.

                        (i) Executed Amendment (October 1, 2002) to the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

                        (ii) Executed Amendment No. 1 (July 17, 2003) to Schedule A of the Securities Lending Agreement between JPMorgan Chase Bank and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 22 filed December 30, 2003.

          (h)   Other Material Contracts.

                (1) Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

                        (i) Executed Amended Schedule A (August 23, 2002) to Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 20 filed December 31, 2002.

                        (ii) Executed Schedule B (May 16, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

                (2) Executed Fund Accounting Agreement (August 19, 1996) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 7 filed February 27, 1997.

                        (i) Executed Amendment No. 29 (December 1, 2004) to Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 23 filed December 27, 2004.

                        (ii) Executed Schedule B (May 16, 2002) to the Delaware Group of Funds Fund Accounting Agreement incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

          (i) Legal Opinion. Legal Opinion incorporated into this filing by reference to Post-Effective Amendment No. 19 filed June 28, 2002.

          (j)   Consent and Report of Auditors. Attached as Exhibit.

          (k)   Inapplicable.

          (l)   Inapplicable.

          (m)   Plans under Rule 12b-1.

                (1) Plan under Rule 12b-1 for A Class (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

                (2) Plan under Rule 12b-1 for B Class (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

                (3) Plan under Rule 12b-1 for C Class (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 17 filed December 28, 2001.

                (4) Plan under Rule 12b-1 for R Class (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 21 filed April 30, 2003.

          (n) Plan under Rule 18f-3. Plan under Rule 18f-3 (May 1, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 21 filed April 30, 2003.

          (o)   Inapplicable.

          (p)   Codes of Ethics.


                (1) Codes of Ethics for Delaware Investments Family of Funds (December 2004) attached as Exhibit.

                (2) Codes of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. (December 2004) attached as Exhibit.

                (3) Code of Ethics for Lincoln Financial Distributors, Inc. (June 2004) incorporated into this filing by reference to Post-Effective Amendment No. 23 filed December 27, 2004.

          (q) Trustees' Power of Attorney. Trustees' Power of Attorney (February 17, 2005) attached as Exhibit.

Item 23.  Persons Controlled by or under Common Control with Registrant. None.

Item 24. Indemnification. Article VI of the By-Laws incorporated into this filing by reference to Post-Effective Amendment No. 12 filed November 22, 1999.

Item 25.  Business and Other Connections of Investment Advisor.

          Delaware Management Company (the "Manager"), a series of Delaware Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Investments family (Delaware Group Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds III, Delaware Group Equity Funds IV, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Group Tax-Free Money Fund, Delaware Pooled Trust, Delaware VIP Trust, Voyageur Insured Funds, Voyageur Intermediate Tax-Free Funds, Voyageur Investment Trust, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax-Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Global Dividend and Income Fund, Inc., Delaware Investments Arizona Municipal Income Fund, Inc., Delaware Investments Colorado Insured Municipal Income Fund, Inc., Delaware Investments Florida Insured Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments Minnesota Municipal Income Fund II, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc.) as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees of the other Delaware Investments funds, and certain officers are also officers of these other funds. A company indirectly owned by the Manager's parent company acts as principal underwriter to the mutual funds in the Delaware Investments family (see Item 26 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the mutual funds in the Delaware Investments family.

          The following persons serving as directors or officers of the Manager have held the following positions during the past two years. Unless noted, the principal business address of the Manager is 2005 Market Street, Philadelphia, PA 19103-7094.

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Jude T. Driscoll            President/Chief Executive Officer of Delaware
                            Management Company, Delaware Investment Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust)

                            Chairman/President/Chief Executive Officer of each fund in the Delaware Investments Family of Funds

                            President/Chief Executive Officer and
                            Director/Trustee of Delaware Management Holdings, Inc., DMH Corp, Delaware Investments U.S., Inc., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Business Trust, Delaware Distributors, L.P., Lincoln National Investment Companies, Inc. and LNC Administrative Services Corporation


                            President of Delaware Lincoln Cash Management (a series of Delaware Management Business Trust)

                            Director of HYPPCO Finance Company Ltd.

John C. E. Campbell         Executive Vice President/Global Marketing & Client
                            Services of Delaware Management Company (a series of Delaware Management Business Trust)

                            Executive Vice President/Global Marketing Sales, Client Services & Product Development and President/Global Institutional Services of Delaware Investment Advisers (a series of Delaware Management Business Trust)


Patrick P. Coyne            Executive Vice President/Managing Director/Chief
                            Investment Officer - Fixed Income of Delaware
                            Management Company, Delaware Investment Advisers,
                            Delaware Capital Management (each series of
                            Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., Delaware Management
                            Business Trust and Lincoln National Investment
                            Companies, Inc.

                            Executive Vice President/Managing Director/Head of Equity Investments of each fund in the Delaware Investments Family of Funds

                            President and Director of Lincoln National
                            Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------

Joseph H. Hastings          Executive Vice President/Interim Chief Financial
                            Officer/Treasurer/Controller of Delaware Management
                            Company, Delaware Capital Management, Delaware
                            Lincoln Cash Management (each a series of Delaware
                            Management Business Trust), Delaware Management
                            Holdings, Inc., DMH Corp., Delaware Investments
                            U.S., Inc., Delaware General Management, Inc.,
                            Delaware Management Company, Inc., Delaware Service
                            Company, Inc., Delaware Management Business Trust,
                            Lincoln National Investment Companies, Inc. and LNC
                            Administrative Services Corporation

                            Executive Vice President/Chief Financial
                            Officer/Treasurer and Director of Delaware
                            Management Trust Company

                            Executive Vice President/Chief Financial Officer of Retirement Financial Services, Inc. and each fund in the Delaware Investments Family of Funds

                            Executive Vice President/Interim Chief Financial Officer/Controller of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                            Executive Vice President of Delaware Distributors, Inc. and Delaware Distributors, L.P.

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Richelle S. Maestro         Executive Vice President/General Counsel/Secretary
                            of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Capital Management and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            Executive Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Holdings, Inc., DMH Corp., Delaware Investments U.S., Delaware General Management, Inc., Delaware Management Company, Inc., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Lincoln National Investment Companies, Inc. and LNC Administrative Services Corporation

                            Senior Vice President/General Counsel/Secretary and Director/Trustee of Delaware Management Business Trust and Delaware Distributors, L.P.

                            Senior Vice President/General Counsel/Secretary of Delaware Management Trust Company

                            Vice President/General Counsel of Lincoln National Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.

                            General Partner of Tri-R Associates since 1989, 10001 Sandmeyer Lane, Philadelphia, PA.

See Yeng Quek               Executive Vice President/Managing Director/Chief
                            Investment Officer - Fixed Income of Delaware
                            Management Company, Delaware Investment Advisers and Delaware Lincoln Cash Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            Executive Vice President/Managing Director/Chief Investment Officer - Fixed Income and Director/Trustee of Delaware Management Holdings, Inc., Delaware Management Business Trust and Lincoln National Investment Companies, Inc.

                            Director/Trustee of DHM Corp., Delaware Investments U.S., Inc., Delaware Management Company, Inc., Delaware Service Company, Inc. and HYPPCO Finance Company Ltd.


Gerald S. Frey              Managing Director/Chief Investment Officer -
                            Growth Investing of Delaware Management Company,
                            Delaware Investment Advisers, Delaware Capital
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings,
                            Inc., Delaware Management Business Trust, Lincoln
                            National Investments Companies, Inc. and each fund in the Delaware Investments Family of Funds

Douglas L. Anderson         Senior Vice President/Operations of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust), Delaware Service
                            Company, Inc., Delaware Distributors, Inc.,
                            Retirement Financial Services, Inc. and Delaware
                            Distributors, L.P

                            Senior Vice President/Operations and Director of Delaware Management Trust Company

Robert L. Arnold            Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Marshall T. Bassett         Senior Vice President/Portfolio Manager of
                            Delaware Management Company and Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust)

                            Senior Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

Christopher S. Beck         Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers, Delaware Capital Management (each a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Michael P. Bishof           Senior Vice President/Investment Accounting of
                            Delaware Management Company, Delaware Capital
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Service Company, Inc.
                            and Delaware Distributors, L.P.

                            Senior Vice President/Treasurer/Investment
                            Accounting of Delaware Investment Advisers (a series of Delaware Management Business Trust)

                            Senior Vice President/Manager of Investment
                            Accounting of Delaware International Advisers
                            Ltd.,

                            Senior Vice President/Treasurer of each fund in the Delaware Investments Family of Funds

                            Chief Financial Officer of Lincoln National
                            Convertible Securities Fund, Inc. and Lincoln National Income Fund, Inc.

Ryan K. Brist               Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

Timothy G. Connors          Senior Vice President/Chief Investment Officer -
                            Value Investing of Delaware Management Company,
                            Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., Delaware Management
                            Business Trust , Lincoln National Investment
                            Companies, Inc. and each fund in the Delaware
                            Investments Family of Funds

Nancy M. Crouse             Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investment Family of Funds

George E. Deming            Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

                            Director of Delaware International Advisers Ltd.

Robert J. DiBraccio         Senior Vice President/Head of Equity Trading of
                            Delaware Management Company, Delaware Investment
                            Advisers and Delaware Capital Management (each a series of Delaware Management Business Trust)

John B. Fields              Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

                            Trustee of Delaware Management Business Trust

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Carolyn McIntyre(1)         Senior Vice President/Human Resources of Delaware
                            Management Company, Delaware Investment Advisers,
                            Delaware Capital Management, Delaware Lincoln Cash
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings,
                            Inc., DMH Corp., DIAL Holding Company, Inc.,
                            Delaware General Management, Inc., Delaware
                            Management Business Trust and Lincoln National
                            Investment Companies, Inc.

Susan L. Natalini           Senior Vice President/Global Marketing & Client
                            Services of Delaware Management Company and
                            Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust)

Francis X. Morris           Director - Fundamental Research/Senior Portfolio
                            Manager of Delaware Management Company (a series of Delaware Management Business Trust)

                            Senior Vice President/Senior Portfolio Manager of Delaware Investment Advisers (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            Vice President/Senior Portfolio Manager of
                            Delaware General Management, Inc.

                            Vice President/Senior Equity Analyst of Delaware Capital Management (a series of Delaware Management Business Trust)

John J. O'Connor            Senior Vice President/Investment Accounting of
                            Delaware Management Company (a series of Delaware
                            Management Business Trust) and Delaware Service
                            Company, Inc.

                            Senior Vice President/Investment
                            Accounting/Assistant Treasurer of Delaware
                            Investment Advisers (a series of Delaware
                            Management Business Trust)

                            Senior Vice President/Assistant Treasurer of each fund in the Delaware Investments Family of Funds

Philip R Perkins(2)         Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company and Delaware
                            Investment Adviser (each a series of Delaware
                            Management Business Trust)

Timothy L. Rabe             Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

Paul M. Ross                Senior Vice President/Global Marketing & Client
                            Services of Delaware Management Company and
                            Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust)

James L. Shields            Senior Vice President/Chief Information Officer of
                            Delaware Management Company, Delaware Investment
                            Advisers, Delaware Capital Management (each a series of Delaware Management Business Trust),
                            Delaware Service Company, Inc., Retirement
                            Financial Services, Inc. and Delaware
                            Distributors, L.P.

Ward W. Tatge               Senior Vice President/Director of Fixed Income
                            Research of Delaware Management Company, Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust) and each fund in the Delaware Investments Family of Funds

Gary T. Abrams              Vice President/Equity Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Christopher S. Adams        Vice President/Portfolio Manager/Senior Equity
                            Analyst of Delaware Management Company (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            Vice President/Senior Equity Analyst I of Delaware Investment Advisers (a series of Delaware Management Business Trust)

Renee E. Anderson           Vice President/Portfolio Manager/Senior Equity
                            Analyst II of Delaware Management Company (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Damon J. Andres             Vice President/Senior Fixed Income Portfolio
                            Manager I of Delaware Management Company (a series of Delaware Management Business Trust)

                            Vice President/Senior Portfolio Manager of each fund in the Delaware Investments Family of Funds

                            Vice President/Portfolio Manager of Delaware
                            Investment Advisers (a series of Delaware
                            Management Business Trust)

                            Vice President of Lincoln National Convertible Securities Fund, Inc.

Joseph R. Baxter            Vice President/Portfolio Manager of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Richard E. Biester          Vice President/Equity Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Vincent A. Brancaccio       Vice President/Senior Equity Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Michael P. Buckley          Vice President/Portfolio Manager/Director of
                            Municipal Research of Delaware Management Company and Delaware Investment Advisers (each a series of Delaware Management Business Trust)

                            Vice President/Portfolio Manager/Senior Municipal Bond Analyst of each fund in the Delaware Investments Family of Funds

MaryEllen M. Carrozza       Vice President/Client Services of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust), Delaware General Management, Inc. and each fund in the Delaware Investments Family of Funds

Stephen R. Cianci           Senior Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

                            Vice President/Portfolio Manager of Delaware
                            Capital Management (a series of Delaware
                            Management Business Trust)

David F. Connor             Vice President/Deputy General Counsel/Assistant
                            Secretary of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Capital Management,
                            Delaware Lincoln Cash Management (each a series of
                            Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., DMH Corp., DIAL Holding
                            Company, Inc., Delaware Investments U.S., Inc.,
                            Delaware Management Company, Inc., Delaware
                            Service Company, Inc., Delaware Distributors, Inc.
                            Retirement Financial Services, Inc., Delaware
                            Management Trust Company, Delaware Management
                            Business Trust, Delaware Distributors, L.P.,
                            Lincoln National Investment Companies, Inc., LNC
                            Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

                            Secretary of Lincoln National Convertible
                            Securities Fund, Inc. and Lincoln National Income Fund, Inc.

Joseph F. DeMichele         Vice President/High Grade Trading of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust)

                            Vice President/Senior High Grade Trading of
                            Delaware Investment Advisers (a series of Delaware Management Business Trust)

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Joel A. Ettinger            Vice President/Taxation of Delaware Management
                            Company, Delaware Investment Advisers, Delaware
                            Capital Management, Delaware Lincoln Cash
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings,
                            Inc., DMH Corp., DIAL Holding Company, Inc.,
                            Delaware General Management, Inc., Delaware
                            Management Company, Inc., Delaware Service
                            Company, Inc., Delaware Distributors, Inc.
                            Retirement Financial Services, Inc., Delaware
                            Management Business Trust, Delaware Distributors,
                            L.P., Lincoln National Investment Companies, Inc.,
                            LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

Phoebe W. Figland           Vice President/Investment Accounting of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust), Delaware Service
                            Company, Inc. and each fund in the Delaware
                            Investments Family of Funds

Joseph Fiorilla             Vice President/Trading Operations of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Charles E. Fish             Vice President/Senior Equity Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Clifford M. Fisher(3)       Vice President/Senior Bond Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Denise A. Franchetti        Vice President/Portfolio Manager/Municipal Bond
                            Credit Analyst of Delaware Management Company,
                            Delaware Investment Advisers (each a series of
                            Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Brian Funk                  Vice President/High Yield Analyst of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

James A. Furgele            Vice President/Investment Accounting of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust), Delaware Service Company, Inc. and each fund in the Delaware Investments Family of Funds

Brent C. Garrells           Vice President/ High Yield Analyst of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Daniel V. Geatens           Vice President/Investment Accounting of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust), Delaware Service
                            Company, Inc. and each fund in the Delaware
                            Investments Family of Funds

Stuart M. George            Vice President/Equity Trader of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

Barry Gladstein             Vice President/Portfolio Analyst of Delaware
                            Management Company and Delaware Investment
                            Advisers (a series of Delaware Management Business
                            Trust)

                            Vice President/Equity Analyst of Delaware Capital Management (a series of Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Paul Grillo                 Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

                            Vice President/Portfolio Manager of Delaware
                            Capital Management (a series of Delaware
                            Management Business Trust)

Brian T. Hannon             Vice President/Equity Analyst of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Jonathan Hatcher(4)         Vice President/Senior High Yield Trader of
                            Delaware Management Company (a series of Delaware
                            Management Business Trust)

                            Vice President/Senior High Yield Analysis of
                            Delaware Investment Advisers (a series of Delaware Management Business Trust)

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Jeffrey W. Hynoski          Vice President/Portfolio Manager of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Cynthia Isom                Vice President/Portfolio Manager of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Kenneth R. Jackson          Vice President/Equity Analyst of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Steven T. Lampe             Vice President/Portfolio Manager of Delaware
                            Management Company, Delaware Investment Advisers,
                            Delaware Capital Management (each a series of
                            Delaware Management Business Trust) and each fund in the Delaware Investments Family of Funds

Kevin S. Lee                Vice President/Assistant Controller of Delaware
                            Management Company, Delaware Investment Advisers,
                            Delaware Capital Management, Delaware Lincoln Cash
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings,
                            Inc., DMH Corp., DIAL Holding Company, Inc.,
                            Delaware Investments U.S., Inc., Delaware General
                            Management, Inc., Delaware Management Company,
                            Inc., Delaware Service Company, Inc., Delaware
                            Distributors, Inc. Retirement Financial Services,
                            Inc., Delaware Management Trust Company, Delaware
                            Management Business Trust, Delaware Distributors,
                            L.P., Lincoln National Investment Companies, Inc.,
                            LNC Administrative Services Corporation and LNC
                            Administrative Services Corporation

Andrew M. McCullagh, Jr.    Vice President/Senior Portfolio Manager of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

Michael S. Morris           Vice President/Portfolio Manager of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

                            Vice President/Senior Equity Analyst of each fund in the Delaware Investments Family of Funds

John R. Murray              Vice President/Senior Equity Analyst of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust)

Brian L. Murray. Jr.(5)     SeniorVice President/Chief Compliance Officer of
                            Delaware Management Company, Delaware Investment
                            Advisers, Delaware Capital Management (each a series of Delaware Management Business Trust),
                            Delaware Service Company, Inc., Delaware
                            Distributors, Inc., Retirement Financial Services,
                            Inc., Delaware Management Business Trust, Delaware
                            Distributors, L.P., and each fund in the Delaware
                            Investments Family of Funds

David P. O'Connor           Vice President/Associate General Counsel/Assistant
                            Secretary of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Capital Management,
                            Delaware Lincoln Cash Management (each a series of
                            Delaware Management Business Trust), Delaware
                            Management Holdings, Inc., DMH Corp., DIAL Holding
                            Company, Inc., Delaware Investments U.S., Inc.,
                            Delaware General Management, Inc., Delaware
                            Management Company, Inc., Delaware Service
                            Company, Inc., Delaware Distributors, Inc.
                            Retirement Financial Services, Inc., Delaware
                            Management Business Trust, Delaware Distributors,
                            L.P., Lincoln National Investment Companies, Inc.,
                            LNC Administrative Services Corporation and each fund in the Delaware Investments Family of Funds

Philip O. Obazee(6)         Vice President/Derivatives Manager of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Donald G. Padilla           Vice President/Equity Analyst II of Delaware
                            Management Company and Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust)

                            Vice President/Equity Analyst of each fund in the Delaware Investments Family of Funds

                            POSITIONS & OFFICES WITH DELAWARE MANAGEMENT
NAME AND PRINCIPAL          COMPANY AND ITS AFFILIATES AND OTHER
BUSINESS ADDRESS*           POSITIONS & OFFICES HELD
------------------------    ----------------------------------------------------


Richard Salus               Vice President/Deputy Controller of Delaware
                            Management Company, Delaware Investment Advisers,
                            Delaware Capital Management, Delaware Lincoln Cash
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Management Holdings,
                            Inc., DMH Corp., DIAL Holding Company, Inc.,
                            Delaware Investments U.S., Inc., Delaware General
                            Management, Inc., Delaware Management Company,
                            Inc., Lincoln National Investment Companies, Inc.,
                            LNC Administrative Services Corporation and LNC
                            Administrative Services Corporation

                            Vice President/Assistant Controller of Delaware International Holdings Ltd., Delaware Service Company, Inc., Delaware Distributors, Inc., Retirement Financial Services, Inc., Delaware Management Trust Company, Delaware Management Business Trust and Delaware Distributors, L.P.

Kevin C. Schildt            Vice President/Senior Municipal Credit Analyst of
                            Delaware Management Company and Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust)

                            Vice President/Senior Research Analyst of each fund in the Delaware Investments Family of Funds

Richard D. Seidel           Vice President/Assistant Controller/Manager -
                            Payroll of Delaware Management Company, Delaware
                            Investment Advisers, Delaware Lincoln Cash
                            Management (each a series of Delaware Management
                            Business Trust), Delaware Investments, U.S.,
                            Delaware General Management, Inc., Delaware
                            Management Company, Inc., Delaware Distributors,
                            Inc., Retirement Financial Services, Inc.,
                            Delaware Management Business Trust, Lincoln
                            Investment Companies, Inc. and LNC Administrative
                            Services Corporation

                            Vice President/Assistant Treasurer of Delaware Capital Management (a series of Delaware Management Business Trust), Delaware Management Holdings, Inc., DHM Corp., DIAL Holding Company, Inc., Delaware Service Company, Inc. and Delaware Distributors, L.P.

Brenda L. Sprigman          Vice President/Business Manager - Fixed Income of
                            Delaware Management Company and Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust)

Matthew J. Stephens         Vice President/Senior High Grade Analyst of
                            Delaware Management Company, Delaware Investment
                            Advisers (each a series of Delaware Management
                            Business Trust) and each fund in the Delaware
                            Investments Family of Funds

Michael T. Taggart          Vice President/Facilities & Administrative
                            Services of Delaware Management Company, Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust), Delaware Service
                            Company, Inc., Delaware Distributors, Inc. and
                            Delaware Distributors, L.P.

Lori P. Wachs               Vice President/Portfolio Manager of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

Laura Wagner                Vice President/Investment Accounting of Delaware
                            Management Company (a series of Delaware
                            Management Business Trust), Delaware Service
                            Company, Inc. and each fund in the Delaware
                            Investments Family of Funds

Chris Welker                Vice President/Senior High Grade Trader of
                            Delaware Management Company and Delaware
                            Investment Advisers (each a series of Delaware
                            Management Business Trust)

James J. Wright             Vice President/Senior Equity Analyst of Delaware
                            Management Company, Delaware Investment Advisers
                            (each a series of Delaware Management Business
                            Trust) and each fund in the Delaware Investments
                            Family of Funds

(1) HEAD OF HUMAN RESOURCES, Lincoln Life, 2001-2003.
(2) MANAGING DIRECTOR/GLOBAL MARKETS, Deutsche Bank, 1998-2003.
(3) VICE PRESIDENT/MUNICIPAL BOND, Advest, Inc., 1999-2002.
(4) SENIOR RESEARCH ANALYST, Strong Capital Management, 2000-2002.
(5) ASSOCIATE CORPORATE COUNSEL, Franklin Templeton Investments, 1998-2002.
(6) VICE PRESIDENT/QUANTITATIVE RESEARCH GROUP, First Union Capital Markets Corporation, 1998-2001.

Item 26.        Principal Underwriters.

                (a)(1) Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Investments Family of Funds.

                (b)(1) Information with respect to each officer or partner of the principal underwriter and the Registrant is provided below. Unless noted, the principal business address of Delaware Distributors, L.P. is

                2005 Market Street, Philadelphia, PA 19103-7094.



NAME & PRINCIPAL BUSINESS
ADDRESS                         POSITIONS & OFFICES WITH UNDERWRITER        POSITIONS & OFFICES WITH REGISTRANT
----------------------------    ---------------------------------------     ----------------------------------------


Delaware Distributors, Inc.     General Partner                             None

Delaware Capital Management     Limited Partner                             None

Delaware Investment Advisers    Limited Partner                             None

Kevin J. Lucey                  President/Chief Executive Officer           None

Joseph H. Hastings              Executive Vice President                    Executive Vice President/Chief
                                                                            Financial Officer

Joanne O. Hutcheson             Executive Vice President                    None

Richelle S. Maestro             Executive Vice President/General            Executive Vice President/General
                                Counsel/ Secretary                          Counsel/ Secretary (Chief Legal Officer)

Philip N. Russo                 Executive Vice President/Chief              None
                                Financial Officer

Diane M. Anderson               Senior Vice President/Retirement            None
                                Operations

Douglas L. Anderson             Senior Vice President/Operations            None

Michael P. Bishof               Senior Vice President/Investment            Senior Vice President/Treasurer
                                Accounting

Thomas M. McConnell             Senior Vice President/Senior 529 Plans      None
                                Product Manager

Carolyn McIntyre                Senior Vice President/Human Resources       None

Daniel J. Perullo               Senior Vice President/Eastern Director,     None
                                Institutional Sales

Robert E. Powers                Senior Vice President/Senior Domestic       None
                                Sales Manager

James L. Shields                Senior Vice President/Chief Information     None
                                Officer

Trevor M. Blum                  Vice President/Senior Consulting            None
                                Relationship Manager

Elisa C. Colkitt                Vice President/Broker Dealer Operations     None
                                & Service Support

David F. Connor                 Vice President/Deputy General               Vice President/Deputy General
                                Counsel/Assistant Secretary                 Counsel/Assistant Secretary

Joel A. Ettinger                Vice President/Taxation                     Vice President/Taxation

Susan T. Friestedt              Vice President/Retirement Services          None

Edward M. Grant                 Vice President/Defined Contribution         None
                                Sales Manager

Jeffrey M. Kellogg              Vice President/Senior Product               None
                                Manager/Communications Manager

Kevin S. Lee                    Vice President/Assistant Controller         None

Brian L. Murray, Jr.            Senior Vice President/Chief Compliance      Senior Vice President/Chief Compliance
                                Officer                                     Officer

David P. O'Connor               Vice President/Associate General            Vice President/Associate General
                                Counsel/Assistant Secretary                 Counsel/Assistant Secretary



NAME & PRINCIPAL BUSINESS
ADDRESS                         POSITIONS & OFFICES WITH UNDERWRITER        POSITIONS & OFFICES WITH REGISTRANT
----------------------------    ---------------------------------------     ----------------------------------------


Robinder Pal                    Vice President/Senior Retail e-Business     None
                                / Production Services Manager

Richard Salus                   Vice President/Deputy Controller            None

Richard D. Seidel               Vice President/Assistant Treasurer          None

Theresa L. Sabol                Vice President/Defined Contribution         None
                                Sales Manager

Michael T. Taggart              Vice President/Facilities &                 None
                                Administrative Services

        (a)(2) Lincoln Financial Distributors, Inc. ("LFD") serves as financial intermediary wholesaler for all the mutual funds in the Delaware Investments Family of Funds.

        (b)(2) Information with respect to each officer or partner of LFD and the Registrant is provided below. Unless noted, the principal business address of LFD is 2001 Market Street, Philadelphia, PA 19103-7055.

NAME & PRINCIPAL BUSINESS
ADDRESS                         POSITIONS & OFFICE WITH LFD                 POSITIONS & OFFICES WITH REGISTRANT
----------------------------    ---------------------------------------     -----------------------------------
Westley V. Thompson             President/Chief Executive Officer and       None
                                Director

David M. Kittredge              Senior Vice President and Director          None

Terrance Mullen                 Senior Vice President                       None

Donald Roberson                 Senior Vice President                       None

Margaret Skinner                Senior Vice President                       None

Patrick J. Caulfield(1)         Vice President/Chief Compliance Officer     None

Frederick J. Crawford(2)        Vice President/Treasurer                    None

Daniel P. Hickey(2)             Vice President                              None

Rochelle Krombolz               Vice President                              None

William Lamoin                  Vice President                              None

Gregory Smith                   Vice President                              None

Michael S. Smith                Vice President, Chief Financial Officer     None
                                and Chief Administrative Officer

Joyce L. Byrer(3)               Secretary                                   None

(1) 350 Church Street, Hartford, CT 06103
(2) 1500 Market Street, Philadelphia, PA 19103.
(3) 1300 Clinton Street, Fort Wayne, IN 46802

        (c)     Not Applicable.

Item 27.  Location of Accounts and Records.

        All accounts and record are maintained in Philadelphia at 2005 Market Street, Philadelphia, PA 19103.

Item 28.  Management Services. None.

Item 29.  Undertakings. Inapplicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Philadelphia and Commonwealth of Pennsylvania on this 24th day of February, 2005.

                                                    DELAWARE GROUP ADVISER FUNDS

                                                    By   Jude T. Driscoll
                                                         -----------------------
                                                         Jude T. Driscoll
                                                              President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

   Signature                                Title                               Date
---------------------------    --------------------------------------      -----------------

Jude T. Driscoll               Chairman (Principal Executive Officer)      February 24, 2005
---------------------------    and Trustee
Jude T. Driscoll

                          *    Trustee                                     February 24, 2005
---------------------------

Walter P. Babich

                          *    Trustee                                     February 24, 2005
---------------------------
John H. Durham

                          *    Trustee                                     February 24, 2005
---------------------------
John A. Fry

                          *    Trustee                                     February 24, 2005
---------------------------
Anthony D. Knerr

                          *    Trustee                                     February 24, 2005
---------------------------
Ann R. Leven

                          *    Trustee                                     February 24, 2005
---------------------------
Thomas F. Madison

                          *    Trustee                                     February 24, 2005
---------------------------
Janet L. Yeomans

                                 *By     Jude T. Driscoll
                                         ----------------
                                         Jude T. Driscoll
                                     as Attorney-in-Fact for
                                  each of the persons indicated

                                INDEX TO EXHIBITS

Exhibit No.     Exhibit
-----------     ----------------------------------------------------------------
EX-99.J         Consent and Report of Auditors

EX-99.P1        Codes of Ethics for Delaware Investments Family of Funds
                (December 2004)

EX-99.P2 Codes of Ethics for Delaware Management Company, a series of Delaware Management Business Trust, and Delaware Distributors, L.P. (December 2004)


EX-99.Q         Trustees' Power of Attorney (February 17, 2005)